                                                                   EXHIBIT 10.30



Recording Requested By and recorded
counterparts should be returned to:

Josephine M. Greaves, Esq.
Ropes & Gray
One International Place
Boston, MA 02110-2624

            DEED OF TRUST, ASSIGNMENT OF RENTS, LEASES AND SECURITY
                                   AGREEMENT

                                    MADE BY

                        COAST HOTELS AND CASINOS, INC.
                             A NEVADA CORPORATION,
                                  AS TRUSTOR,

                                      TO

                            NATIONAL TITLE COMPANY
                             A NEVADA CORPORATION,
                                  AS TRUSTEE,
                              FOR THE BENEFIT OF

                        FIRSTAR BANK OF MINNESOTA, N.A.
                                AS BENEFICIARY

******************************************************************************

     THIS INSTRUMENT IS TO BE FILED AND INDEXED IN THE REAL ESTATE RECORDS AND IS ALSO TO BE INDEXED IN THE INDEX OF FINANCING STATEMENTS OF CLARK COUNTY, NEVADA UNDER THE NAMES OF COAST HOTELS AND CASINOS, INC. AS DEBTOR AND FIRSTAR BANK OF MINNESOTA, N.A. AS SECURED PARTY.

     THIS INSTRUMENT SECURES FUTURE ADVANCES; BUT THE MAXIMUM AMOUNT OF PRINCIPAL SECURED, FOR PURPOSES OF SECTION 106.360 OF THE NEVADA REVISED STATUTES, IS $16,800,000.

                               TABLE OF CONTENTS
                               -----------------

                                                                                       Page
                                                                                       ----
ARTICLE I   COVENANTS OF TRUSTOR......................................................... 15
            1.1.  Performance of Loan Documents.......................................... 15
            1.2.  General Representations, Covenants and Warranties...................... 15
            1.3.  Compliance with Legal Requirements..................................... 16
            1.4.  Taxes.................................................................. 16
            1.5.  Insurance.............................................................. 16
            1.6.  Condemnation........................................................... 19
            1.7.  Care of Trust Estate................................................... 19
            1.8.  Space Leases........................................................... 20
            1.9.  Further Encumbrance.................................................... 21
            1.10. Partial Releases of Trust Estate....................................... 22
            1.11. Further Assurances..................................................... 23
            1.12. Security Agreement and Financing Statements............................ 24
            1.13. Assignment of Rents.................................................... 27
            1.14. Expenses............................................................... 27
            1.15. Beneficiary's Cure of Trustor's Default................................ 28
            1.16. Use of Land............................................................ 28
            1.17. Compliance with Permitted Lien Agreements.............................. 28
            1.18. Defense of Actions..................................................... 29
            1.19. Affiliates............................................................. 29
            1.20. Title Insurance........................................................ 29

ARTICLE II  THE LEASES................................................................... 29
            2.1.  Status of Leases....................................................... 30
            2.2.  Performance of Leases.................................................. 30
            2.3.  Cure by Beneficiary.................................................... 30
            2.4.  No Merger of Estates................................................... 31
            2.5.  No Assignment of Leases................................................ 31
            2.6.  Maintenance of Leases.................................................. 31
            2.7.  Treatment of the Leases in Bankruptcy.................................. 31

ARTICLE 3 CORPORATE LOAN PROVISIONS...................................................... 32
            3.1.  Interaction with Indenture............................................. 32
            3.2.  Other Collateral....................................................... 33

ARTICLE IV  DEFAULTS AND REMEDIES........................................................ 33
            4.1.  Event of Default....................................................... 33
            4.2   Accleration of Maturity................................................ 33

            4.3.  Protective Advances.................................................... 34
            4.4.  Institution of Equity Proceedings...................................... 34
            4.5.  Beneficiary's Power of Enforcement..................................... 34
            4.6.  Beneficiary's Right to Enter and Take Possession, Operate and Apply
                     Income.............................................................. 36
            4.7.  Leases................................................................. 37
            4.8.  Purchase by Beneficiary................................................ 38
            4.9.  Waiver of Appraisement, Valuation, Stay, Extension and Redemption
                     Laws................................................................ 38
            4.10. Receiver............................................................... 38
            4.11. Suits to Protect the Trust Estate...................................... 39
            4.12. Proofs of Claim........................................................ 39
            4.13. Trustor to Pay the Notes on Any Default in Payment; Application of
                     Monies by Beneficiary............................................... 40
            4.14. Delay or Omission; No Waiver........................................... 40
            4.15. No Waiver or One Default to Affect Another............................. 40
            4.16. Discontinuance of Proceedings; Position of Parties Restored............ 41
            4.17. Remedies Cumulative.................................................... 42
            4.18. Interest After Event of Default........................................ 43
            4.19. Foreclosure; Expenses of Litigation.................................... 43
            4.20. Deficiency Judgments................................................... 44
            4.21. Waiver of Jury Trial................................................... 44
            4.22. Exculpation of Beneficiary............................................. 44

ARTICLE V   RIGHTS AND RESPONSIBILITIES OF TRUSTEE; OTHER PROVISIONS
            RELATING TO TRUSTEE.......................................................... 45
            5.1.  Exercise of Remedies by Trustee........................................ 45
            5.2.  Rights and Privileges of Trustee....................................... 45
            5.3.  Resignation or Replacement of Trustee.................................. 45
            5.4.  Authority of Beneficiary............................................... 46
            5.5.  Effect of Appointment of Successor Trustee............................. 46
            5.6.  Confirmation of Transfer and Succession................................ 46
            5.7.  Ratification........................................................... 47
            5.8.  Exculpation............................................................ 47
            5.9.  Endorsement and Execution of Documents................................. 47
            5.10.  Multiple Trustees..................................................... 47

ARTICLE VI MISCELLANEOUS PROVISIONS...................................................... 48
            6.1.  Heirs, Successors and Assigns Included in Parties...................... 48
            6.2.  Addresses for Notices, Etc............................................. 50
            6.3.  Change of Notice Address............................................... 50
            6.4.  Headings............................................................... 50
            6.5.  Invalid Provisions to Affect No Others................................. 50

            6.6.  Changes and Priority Over Intervening Liens............................ 50
            6.7.  Estoppel Certificates.................................................. 51
            6.8.  Governing Law.......................................................... 51
            6.9.  Required Notices....................................................... 51
            6.10. Reconveyance........................................................... 52
            6.11. Attorneys' Fees........................................................ 52
            6.12. Late Charges........................................................... 52
            6.13. Cost of Accounting..................................................... 52
            6.14. Right of Entry......................................................... 52
            6.15. Corrections............................................................ 53
            6.16. Statute of Limitations................................................. 53
            6.17. Subrogation............................................................ 53
            6.18. Joint and Several Liability............................................ 53
            6.19. Context................................................................ 53
            6.20. Time................................................................... 54
            6.21. Interpretation......................................................... 54
            6.22. Effect of NRS (S) 107.030.............................................. 54
            6.23. Amendments............................................................. 54
            6.24. No Conflicts........................................................... 54

ARTICLE VII  POWER OF ATTORNEY........................................................... 54
            7.1.  Grant of Power......................................................... 55
            7.2.  Possession and Completion.............................................. 55
            7.3.  Plans and Specifications............................................... 55
            7.4.  Employment of Others................................................... 55
            7.5.  Security Guards........................................................ 55
            7.6.  Compromise Claims...................................................... 55
            7.7.  Legal Proceedings...................................................... 55
            7.8.  Other Acts............................................................. 55

SCHEDULE A        LAND DESCRIPTION, INCLUDING LEASE DESCRIPTION
SCHEDULE A-1      GOLD COAST LAND DESCRIPTION
SCHEDULE A-2      RANCHO ROAD LAND DESCRIPTION
SCHEDULE A-3      WAREHOUSE LAND DESCRIPTION
SCHEDULE A-4      BARBARY COAST LAND DESCRIPTION
SCHEDULE A-5      PARKING LOT LAND DESCRIPTION
SCHEDULE A-6      ORLEANS LAND DESCRIPTION
            DEED OF TRUST, ASSIGNMENT OF RENTS, LEASES AND SECURITY
                                   AGREEMENT

        THIS DEED OF TRUST, ASSIGNMENT OF RENTS, LEASES AND SECURITY

     AGREEMENT (hereinafter called "DEED OF TRUST") is made and effective as of November 21, 1997, by COAST HOTELS AND CASINOS, INC., a Nevada corporation, as Trustor, whose address is 4500 West Tropicana Avenue, Las Vegas, Nevada 89103 to NATIONAL TITLE COMPANY, a Nevada corporation, whose address is 714 E. Sahara Avenue, Las Vegas, Nevada 89104, as Trustee, for the benefit of FIRSTAR BANK OF MINNESOTA, N.A., a National Association, as trustee under that certain Indenture dated as of even date herewith among Firstar Bank of Minnesota, N.A., as trustee, Trustor as issuer, and Coast Resorts, Inc., a Nevada corporation, as guarantor, whose address is 101 East Fifth Street, St. Paul, Minnesota 5101-1860 ("BENEFICIARY").

     WHEREAS, Coast Hotels and Casinos, Inc., as trustor, has entered into that certain Deed of Trust, Assignment of Rents, Leases and Security Agreement dated as of January 30, 1996 (the "1996 Deed of Trust") with National Title Company, as trustee, for the benefit of American Bank National Association (the present successor in interest of which is Firstar Bank of Minnesota, N.A., as trustee (the "1996 Trustee")) as trustee under that certain Indenture dated as of January 30, 1996 among the 1996 Trustee, Coast Hotels and Casinos, Inc., as issuer, and Coast Resorts, Inc., and Coast West, Inc., as guarantors, which 1996 Deed of Trust is recorded as Document No. 00397, Book No. 960130 of the Official Records, Clark County, Nevada.

     WHEREAS, the 1996 Deed of Trust and this Deed of Trust are subject to the terms and conditions of the Pari Passu Intercreditor Agreement dated as of
                            ---- -----
November 21, 1997 (the "Intercreditor Agreement") among the 1996 Trustee, Trustor (as herein defined), the Guarantor (as herein defined), Coast West, Inc., a Nevada corporation and the Trustee (together, the 1996 Trustee and the Trustee are, the Pari Passu Parties) which sets forth the agreement of the
                 ---- -----
parties thereto as to the nature of the priority of the liens, mortgages, pledges and security interests held by the Pari Passu Parties in the Pari Passu
                                           ---- -----                ---- -----
Collateral (as defined in the Intercreditor Agreement) which includes, among other things, the Trust Estate, as defined in this Deed of Trust, all as more particularly defined in the Intercreditor Agreement and certain other matters related thereto providing equal priority between the 1996 Deed of Trust and this Deed of Trust recorded herewith.

     DEFINITIONS - As used in this Deed of Trust, the following terms have the meanings hereinafter set forth:

          "ACCOUNTS RECEIVABLE" shall have the meaning set forth in Section 9-106 (NRS 104.9106) of the UCC for the term "account."

          "APPURTENANT RIGHTS" means all and single tenements, hereditaments, rights, reversions, remainders, development rights, privileges, benefits, easements (in gross or appurtenant), rights-of-way, gores or strips of land, streets, ways, alleys, passages, sewer rights, water courses, water rights and powers, and all appurtenances whatsoever and claims or demands of Trustor at law or in equity in any way belonging, benefitting, relating or appertaining to the Land, the airspace over the Land, the Improvements or any of the Trust Estate encumbered by this Deed of Trust, or which hereinafter shall in any way belong, relate or be appurtenant thereto, whether now owned or hereafter acquired by Trustor.

          "BANKRUPTCY" means, with respect to any Person, that such Person is or becomes bankrupt or Insolvent or: (a) is the subject of any order for relief under any Bankruptcy Law; (b) commences a voluntary proceeding under any Bankruptcy Law; (c) consents to the entry of an order for relief in an involuntary proceeding under any Bankruptcy Law; (d) consents to the appointment of, or taking possession by any Receiver; (e) makes any assignment for the benefit of creditors; (f) is unable or fails, or admits in writing its inability, to pay its debts as such debts become due; (g) is the subject of any involuntary proceeding under any Bankruptcy Law or involuntary appointment of a Receiver, and such involuntary proceeding or appointment is not dismissed and terminated within 60 days; (h) is the subject of any other proceeding or relief similar to any of the foregoing under any law; (i) is the subject of a warrant of attachment, execution, or similar process with respect to such Person or any substantial part of such Person's property, which warrant or similar process remains in effect for sixty days without having been bonded or discharged; or (j) otherwise ceases to do business as a going concern.

          "BARBARY COAST HOTEL AND CASINO" means the hotel and casino as currently constructed and located at the intersection of East Flamingo Road and the Las Vegas Strip, Las Vegas, Nevada.

          "BARBARY COAST LEASE" means that certain Lease Agreement dated as of May 1, 1992 by and between Empey Enterprises and Trustor, as successor in interest to Barbary Coast Hotel & Casino, covering the real property described in Schedule A-4. Attached hereto as Exhibit 1 is a Landlord-Mortgagee Agreement executed by Empey Enterprises in favor of Beneficiary consenting to this Deed of Trust and granting Beneficiary certain rights under the Barbary Coast Lease.

          "BENEFICIARY" means Firstar Bank of Minnesota, N.A., a National Association, as trustee under the Indenture and any substitute trustee designated from time to time under the Indenture.

          "BUSINESS DAY" means any day that is not a Saturday, a Sunday or a day on which banking institutions in the State of Nevada or the City of New York are not required to be open.

          "DEED OF TRUST" means this Deed of Trust as it may be amended, increased or modified from time to time.

          "ENVIRONMENTAL LAWS" means any and all laws and Legal Requirements relating to environmental matters, pollution, or hazardous substances, including: the

     Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. (S)(S) 1801 et seq.); the Nevada Hazardous Materials Act (NRS Chapter 459); and other Laws that may form the basis of any claim, action, demand, suit, proceeding, hearing, or notice of violation that is based on or related to the generation, manufacture, processing, distribution, use, existence, treatment, storage, disposal, transport, or handling, or the emission, discharge, release, or threatened release into the environment, of any hazardous substance, or other threat to the environment.

          "EVENT OF DEFAULT" has the meaning set forth in Section 4.1 hereof.

          "EXCLUDED ASSETS" means (i) any equipment subject to Liens in existence as of the date of the 1996 Indenture (as defined in the Indenture) securing Existing Indebtedness (as defined in the Indenture);
     (ii) any agreement with a third party that, pursuant to its terms, prohibits the grant of a lien on such agreement; provided that the Trustor shall use its best efforts to obtain such third party's consent to assignment of all material agreements: (iii) Gaming Licenses (as defined in the Indenture) or any other governmental approval or permit, to the extent that, under the terms and conditions of such approval or under applicable law, cannot be subjected to a Lien in favor of the Beneficiary without the approval of the relevant governmental authority, to the extent that such approval has not been obtained: (iv) the Designated Assets (as defined in the 1996 Indenture) and the Rancho Road Property (as defined in the 1996 Indenture), after the release of any such assets from the Lien securing the obligations under the Indenture and the Notes; and (v) any FF&E (A) the purchase of which was not financed with the proceeds of the Notes, (B) that Trustor is permitted to encumber and has encumbered pursuant to clause (ii) of the second paragraph of Section 4.9 of the Indenture and (C) in which Beneficiary is prohibited from maintaining a security interest pursuant to the terms of the FF&E Financing Agreement (as defined herein) encumbering such FF&E.

          "FEE LAND" means the real property situated in the County of Clark, State of Nevada, more specifically described in Schedules A-1, A-2 and A-3 attached hereto and incorporated herein by reference, including any after acquired title thereto.

          "FF&E" means all furniture, fixtures, equipment, gaming equipment, appurtenances and personal property now or in the future contained in, used in connection with, attached to, or otherwise useful or convenient to the use, operation, or occupancy of, or placed on, but unattached to, any part of the Land or Improvements whether or not the same constitutes real property or fixtures in the State of Nevada, including all removable window and floor coverings, all furniture and furnishings, heating, lighting, plumbing, ventilating, air conditioning, refrigerating, incinerating and elevator and escalator plants, cooking facilities, vacuum cleaning systems, public address and communications systems, sprinkler systems and other fire prevention and extinguishing apparatus and materials, motors, machinery, pipes, appliances, equipment, fittings, fixtures, and building materials, together with all venetian blinds, shades, draperies, drapery and curtain rods, brackets, bulbs, cleaning apparatus, mirrors, lamps, ornaments, cooling apparatus and equipment, ranges and ovens, garbage disposals, dishwashers, mantels, and any and all such property which is at any time installed in, affixed to or placed upon the Land or Improvements.

          "FF&E FINANCING AGREEMENT" shall have the meaning ascribed to that term in Section 1.9(d) hereof.

          "GOLD COAST HOTEL AND CASINO" means the hotel and casino as currently constructed and located at 4000 West Flamingo Road, Las Vegas, Nevada.

          "GOVERNMENTAL AUTHORITY" means any agency, authority, board, bureau, commission, department, office, public entity, or instrumentality of any nature whatsoever of the United States federal or foreign government, any state, province or any city or other political subdivision or otherwise, whether now or hereafter in existence, or any officer or official thereof, including, without limitation, any Gaming Authority.

          "GUARANTOR(S)" means each of (i) Coast Resorts, Inc., and (ii) any other Affiliate of Trustor that now or hereafter is obligated under a Note Guarantee.

          "IMPOSITION" means any taxes, assessments, water rates, sewer rates, maintenance charges, other governmental impositions and other charges now or hereafter levied or assessed or imposed against the Trust Estate or any part thereof.

          "IMPROVEMENTS" means (1) all the buildings, structures, facilities and improvements of every nature whatsoever now or hereafter situated on the Land or any real property encumbered hereby, and (2) all fixtures, machinery, appliances, goods, building or other materials, equipment, including without limitation all gaming equipment and devices, and all machinery, equipment, engines, appliances and fixtures for generating or distributing air, water, heat, electricity, light, fuel or refrigeration, or for ventilating or sanitary purposes, or for the exclusion of vermin or insects, fuel or refrigeration, or for ventilating or sanitary purposes, or for the exclusion of vermin or insects, or for the removal of dust, refuse or garbage; all wall-beds, wall-safes, built-in furniture and installations, shelving, lockers, partitions, doorstops, vaults, motors, elevators, dumb-waiters, awnings, window shades, venetian blinds, light fixtures, fire hoses and brackets and boxes for the same, fire sprinklers, alarm, surveillance and security systems, computers, drapes, drapery rods and brackets, mirrors, mantels, screens, linoleum, carpets and carpeting, plumbing, bathtubs, sinks, basins, pipes, faucets, water closets, laundry equipment, washers, dryers, ice-boxes and heating units; all kitchen and restaurant equipment, including but not limited to silverware, dishes, menus, cooking utensils, stoves, refrigerators, ovens, ranges, dishwashers, disposals, water heaters, incinerators, furniture, fixtures and furnishings, communication systems, and equipment; all cocktail lounge supplies, including but not limited to bars, glassware, bottles and tables used in connection with the Land; all chaise lounges, hot tubs, swimming pool heaters and equipment and all other recreational equipment (computerized and otherwise), beauty and barber equipment, and maintenance supplies used in connection with the Land; all amusement rides and attractions attached to the Land, all specifically designed installations and furnishings, and all furniture, furnishings and personal property of every nature whatsoever now or hereafter owned or leased by Trustor or in which Trustor has any rights or interest and located in or on, or attached to, or used or intended to be used or which are now or may hereafter be appropriated for use on or in connection with the operation of the Land or any real or personal property encumbered hereby or any other Improvements, or in connection with any construction being conducted or which may be conducted thereon, and all extensions, additions, accessions, improvements, betterments, renewals, substitutions, and replacements to any of the foregoing, and all of the right, title and interest of Trustor in and to any such property, which, to the fullest extent permitted by law, shall be conclusively deemed fixtures and improvements and a part of the real property hereby encumbered.

          "INDENTURE" means that certain Indenture, dated as of November 21, 1997, by and among Beneficiary, as trustee, Trustor, as issuer, and Guarantor, as such Indenture is amended or supplemented from time to time in accordance with the terms thereof.

          "INSOLVENT" means with respect to any person or entity, that such person or entity shall be deemed to be insolvent if he or it is unable to pay his or its debts as they became due and/or if the fair market value of his or its assets does not exceed his or its aggregate liabilities.

          "INTANGIBLE COLLATERAL" means (a) the rights to use all names and all derivations thereof now or hereafter used by in connection with the Land or Improvements, including, without limitation, the names "Orleans Hotel," "Barbary Coast" and "Gold Coast" in the State of Nevada, including any variations thereon, together with the goodwill associated therewith, and all names, logos, and designs used by Trustor, or in connection with the Land or in which Trustor has rights, with the exclusive right to use such names, logos and designs wherever they are now or hereafter used in connection with the Resorts, and any and all other trade names, trademarks or service marks, whether or not registered, now or hereafter used in the operation of the Resorts, including, without limitation, any interest as a lessee, licensee or franchisee, and, in each case, together with the goodwill associated therewith; (b) subject to the absolute assignment contained herein, the Rents; (c) all securities of Trustor's subsidiaries, whether now in existence of hereafter incorporated or formed; (d) any and all books, records, customer lists, concession agreements, supply or service contracts, licenses, permits, governmental approvals (to the extent such licenses, permits and approvals may be pledged under applicable law), signs, goodwill, casino and hotel credit and charge records, supplier lists, checking accounts, safe deposit boxes (excluding the contents of such deposit boxes owned by persons other than Trustor and its subsidiaries), cash, instruments, chattel papers, including inter-company notes and pledges, documents, unearned premiums, deposits, refunds, including but not limited to income tax refunds, prepaid expenses, rebates, tax and insurance escrow and impound accounts, if any, actions and rights in action, and all other claims, including without limitation condemnation awards and insurance proceeds, and all other contract rights and general intangibles resulting from or used in connection with the operation of the Trust Estate and in which Trustor now or hereafter has rights; (e) all of Trustor's documents, instruments, contract rights, and general intangibles including, without limitation, all permits, licenses, franchises and agreements required for the use, occupancy or operation of any Improvements (to the extent such licenses, permits and approvals are not prohibited from being pledged under applicable law); (f) general intangibles, vacation license resort agreements or other time share license or right to use agreements, including without limitation all rents, issues, profits, income and maintenance fees resulting therefrom, whether any of the foregoing is now owned or hereafter acquired; and (g) any and all markers.

          "LAND" means the Fee Land and the Leased Land.

          "LEASED LAND" means the real property situated in the County of Clark, State of Nevada, more specifically described in Schedules A-4, A-5 and A-6 attached hereto and incorporated herein by reference including any after acquired title thereto.

          "LEASES" means the Orleans Lease, the Barbary Coast Lease and the Parking Lot Lease and all other lease(s) or sublease(s) with respect to the Land as such (sub) lease(s) may be amended, restated, renewed, modified, supplemented, or extended from time to time in the future in compliance with this Deed of Trust, including any options to purchase, extend or renew provided for in such (sub) lease(s).

          "LEGAL REQUIREMENTS" means all applicable restrictive covenants, applicable zoning and subdivision ordinances and building codes, all applicable health and Environmental Laws and regulations, all applicable gaming laws and regulations, and all other applicable laws, ordinances, rules, regulations, judicial decisions, administrative orders, and other requirements of any Governmental Authority having jurisdiction over Trustor, the Trust Estate and/or any Affiliate of Trustor, in effect either at the time of execution of this Deed of Trust or at any time during the term hereof, including, without limitation, all Environmental Laws and Gaming Control Acts.

          "LOAN DOCUMENTS" means the Indenture, the Notes, that certain Purchase Agreement, dated as of November 21, 1997, among the Company, the Guarantor and the Purchasers (as defined therein), that certain Security Agreement, dated as of November 21, 1997, by and between Trustor and Beneficiary, that certain Stock Pledge Agreement, dated as of November 21, 1997, by and between Coast Resorts, Inc. and Beneficiary, that certain Unsecured Indemnity Agreement, dated as of November 21, 1997, by and between Trustor and Beneficiary and any other documents evidencing, guaranteeing or securing the Obligations of Trustor under such documents.

          "NOTEHOLDERS" means the holders of the Notes.

          "NOTES" means Trustor's $16,800,000 10 7/8% First Mortgage Notes due 2001, issued pursuant to the Indenture.

          "NRS" means the Nevada Revised Statutes as in effect from time to time.

          "OBLIGATIONS" means the payment and performance of each covenant and agreement of Trustor contained in this Deed of Trust and the Loan Documents.

          "ORLEANS HOTEL AND CASINO" means the resort constructed in Las Vegas, Nevada, but excluding (i) any obsolete personal property or real property improvements determined by Trustor's Board of Directors to be no longer useful or necessary to the operations or support of the Orleans Hotel and Casino and (ii) any equipment leased from a third party in the ordinary course of business.

          "ORLEANS LEASE" means that certain Lease, dated as of October 1, 1995, by and between The Tiberti Company and Trustor, covering the real property described in Schedule A-6. Attached hereto as Exhibit 2 is a Landlord-Mortgagee Agreement executed by The Tiberti Company in favor of Beneficiary consenting to this Deed of Trust and granting Beneficiary certain rights under the Orleans Lease.

          "PARKING LOT LEASE" means that certain Lease, dated as of November 1, 1995, by and between Nevada Power Company and Trustor, as successor in interest to Barbary Coast Hotel and Casino, covering the real property described in Schedule A-5. Attached hereto as Exhibit 3 is a Landlord-Mortgagee Agreement executed by Nevada Power Company in favor of Beneficiary consenting to this Deed of Trust and granting Beneficiary certain rights under the Parking Lot Lease.

          "PERMITTED DISPOSITIONS" means the sale, transfer, lease or other disposition of assets in the Trust Estate, in the ordinary course of business, of inventory held in the ordinary course of business and other sales, transfers, lease or other dispositions of assets in the Trust Estate; provided that all provisions of the Indenture are complied with,
             --------
     including Section 4.10.

          "PERSONAL PROPERTY" has the meaning set forth in Section 1.12.

          "PROCEEDS" has the meaning assigned to it under the UCC and, in any event, shall include but not be limited to (i) any and all proceeds of any insurance (including without limitation property casualty and title insurance), indemnity, warranty or guaranty payable from time to time with respect to any of the Trust Estate; (ii) any and all proceeds in the form of accounts, security deposits, tax escrows (if any), down payments (to the extent the same may be pledged under applicable law), collections, contract rights, documents, instruments, chattel paper, liens and security instruments, guarantees or general intangibles relating in whole or in part to the Resorts and all rights and remedies of whatever kind or nature Trustor may hold or acquire for the purpose of securing or enforcing any obligation due Trustor thereunder; (iii) any and all payments in any form whatsoever made or due and payable from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Trust Estate by any Governmental Authority; (iv) subject to the absolute assignment contained herein, the Rents or other benefits arising out of, in connection with or pursuant to any Space Lease of the Trust Estate; and (v) any and all other amounts from time to time paid or payable in connection with any of the Trust Estate; provided, however, that
                                                         --------  -------
     Trustor is not authorized to dispose of any of the Trust Estate unless such disposition is a Permitted Disposition.

          "RECEIVER" means, with respect to any Person (including Trustor), any receiver, trustee, custodian, debtor in possession, liquidator, sequestrator, administrator, conservator, or other successor appointed (whether by a court or otherwise) pursuant to any creditor's exercise of remedies against such Person, or pursuant to a Bankruptcy of such Person, or for purposes of reorganization or liquidation, or otherwise for the benefit of such Person's creditors, or under any similar circumstances, or otherwise having similar powers over such Person or its property, whether such Receiver acts on an interim, temporary, or final basis and whether such appointment applies to all or any significant portion of such Person's assets or property, including or not including any of the Trust Estate.

          "RESORTS" means the Orleans Hotel and Casino, the Barbary Coast Hotel and Casino, the Gold Coast Hotel and Casino and any hotel, casino or resort constructed on the Land in the future.

          "RENTS" means all rents, room revenues, income, receipts, issues, profits, revenues and maintenance fees, room, food and beverage revenues, license and concession fees, income, proceeds and other benefits to which Trustor may now or hereafter be entitled from the Land, the Improvements, the Space Leases or any property encumbered hereby or any business or other activity conducted by Trustor at the Land or the Improvements.

          "SPACE LEASES" means any and all leases, subleases, lettings, licenses, concessions, operating agreements, management agreements, and all other agreements affecting the Trust Estate that Trustor has entered into, taken by assignment, taken subject to, or assumed, or has otherwise become bound by, now or in the future, that give any person the right to conduct its business on, or otherwise use, operate or occupy, all or any portion of the Land or Improvements and any leases, agreements or arrangements permitting anyone to enter upon or use any of the Trust Estate to extract or remove natural resources of any kind, together with all amendments, extensions, and renewals of the foregoing entered into in compliance with this Deed of Trust, together with all rental, occupancy, service, maintenance or any other similar agreements pertaining to use or occupation of, or the rendering of services at the Land, the Improvements or any part thereof.

          "SPACE LESSEE(S)" means any and all tenants, licensees, or other grantees of the Space Leases and any and all guarantors, sureties, endorsers or others having primary or secondary liability with respect to such Space Lease.

          "TANGIBLE COLLATERAL" means all personal property, goods, equipment, supplies, building and other materials of every nature whatsoever and all other tangible personal property constituting a part or portion of the Resorts and/or used in the operation of the hotels, casinos, restaurants, stores, parking facilities and all other commercial operations on the Land or Improvements, including but not limited to communication systems, visual and electronic surveillance systems and transportation systems and not constituting a part of the real property subject to the real property lien of this Deed of Trust and including all property and materials stored therein in which Trustor has an interest and all tools, utensils, food and beverage, liquor, uniforms, linens, housekeeping and maintenance supplies, vehicles, fuel, advertising and promotional material, blueprints, surveys, plans and other documents relating to the Land or Improvements, and all construction materials and all furnishings, fixtures and equipment, including, but not limited to, all gaming equipment and devices which are or are to be installed and used in connection with the operation of the Resorts, those items of furniture, fixtures and equipment which are to be purchased or leased by Trustor, machinery and any other item of person property in which Trustor now or hereafter own or acquire an interest or right, and which are used or useful in the construction, operation, use and occupancy of the Resorts; to the extent permitted by the applicable contract or applicable law, all gaming and financial equipment, computer equipment, calculators, adding machines, gaming tables, video game and slot machines, and any other electronic equipment of every nature used or located on any part of the Land or Improvements, and all present and future right, title and interest of Trustor in and to any casino operator's agreement, license agreement or sublease agreement used in connection with the Land or Improvements; provided, however, that Tangible Collateral does not include Excluded Assets.

          "TITLE INSURER" means Stewart Title Guaranty Company.

          "TRUST ESTATE" means all of the property described in Granting Clauses
     (A) through (Q) below, inclusive, and each item of property therein described, provided, however, that such term shall not include the property described in Granting Clause (R) below.

          "TRUSTEE" means National Title Company, a Nevada corporation, or any successor thereto appointed in accordance with this Deed of Trust.

          "TRUSTOR" means Coast Hotels and Casinos, Inc., a Nevada corporation, and includes not only the original Trustor hereunder, but also any successors or assigns of the Trust Estate, or any part thereof, at any time and from time to time, as the case requires.

          "UCC" means the Uniform Commercial Code in effect in the State of Nevada from time to time, NRS chapters 104 and 104A.

The following terms shall have the meaning assigned to such terms in the
Indenture:

     AFFILIATE
     BANKRUPTCY LAW
     CASH EQUIVALENTS
     EVENT OF LOSS
     GAMING AUTHORITY
     GAMING LAWS
     GAMING LICENSE
     HOLDER
     INTERCREDITOR AGREEMENT
     LIEN
     PERMITTED LIENS
     PERSON


In addition, any capitalized terms used in this Deed of Trust which are not otherwise defined herein shall have the meaning ascribed to such terms in the Indenture.

                              W I T N E S S E T H:
                              -------------------

     IN CONSIDERATION OF TEN DOLLARS AND OTHER GOOD AND VALUABLE CONSIDERATION; THE RECEIPT AND SUFFICIENCY OF WHICH ARE HEREBY ACKNOWLEDGED, AND FOR THE PURPOSE OF SECURING in favor of Beneficiary (1) the due and punctual payment of the indebtedness evidenced by the Notes; (2) the performance of each covenant and agreement of Trustor contained in the Indenture, herein or in the other Loan Documents; (3) the payment of all such additional loans or advanced as hereafter may be made by Beneficiary to Trustor or its successors or assigns when evidenced by a promissory note or notes reciting that they are secured by this Deed of Trust; provided, however, that any and all future advances by
               --------  -------
Beneficiary to Trustor made for the improvement, protection or preservation of the Trust Estate, together with interest at the interest rate on the Notes, shall be automatically secured hereby unless such a note or instrument evidencing such advances specifically recites that it is not intended to be secured hereby and (4) the payment of all sums expended or advanced by Beneficiary under or pursuant to the terms hereof or to protect the security hereof, together with interest thereon as herein provided, Trustor, in consideration of the premises, and for the purposes aforesaid, does hereby ASSIGN, BARGAIN, CONVEY, PLEDGE, RELEASE, HYPOTHECATE, WARRANT, AND TRANSFER UNTO TRUSTEE IN TRUST FOR THE BENEFIT OF BENEFICIARY AND THE NOTEHOLDERS each of the following:

          (A) The Fee Land and all that certain leasehold estate and interest of Trustor in and to the Leased Land, together with any and all other, further or additional, title, estates, interests or rights which may at any time be acquired by Trustor in or to the Land demised by the Leases and Trustor expressly agrees that if Trustor shall, at any time prior to payment in full of all indebtedness secured hereby, acquire fee title to or any other greater interest in the Land, the lien of this Deed of Trust shall attach, extend to, cover and be a lien upon such fee simple title or other greater estate involving real property;

          (B)   TOGETHER WITH the Improvements;

          (C)   TOGETHER WITH all Appurtenant Rights;

          (D)   TOGETHER WITH the Tangible Collateral;

          (E)   TOGETHER WITH the Intangible Collateral;

          (F) TOGETHER WITH (i) all the estate, right, title and interest of Trustor of, in and to all judgments and decrees, insurance proceeds, awards of damages and settlements hereafter made resulting from condemnation proceedings or the taking of any of the property described in Granting Clauses (A), (B), (C), (D) and (E) hereof or any part thereof under the power of eminent domain, or for any damage (whether caused by such taking or otherwise) to the property described in Granting Clauses (A), (B), (C),
     (D) and (E) hereof or any part thereof, or to any Appurtenant Rights thereto, and Beneficiary is hereby authorized to collect and receive said awards and proceeds and to give proper receipts and acquittance therefor, and (subject to the terms hereof) to apply the same toward the payment of the indebtedness and other sums secured hereby, notwithstanding the fact that the amount owing thereon may not then be due and payable; (ii) all proceeds of any sales or other dispositions of the property or rights described in Granting Clauses (A),
     (B), (C), (D) and (E) hereof or any part thereof whether voluntary or involuntary, provided, however, that the foregoing shall not be deemed to permit such sales, transfers, or other dispositions except as specifically permitted herein; and (iii) whether arising from any voluntary or involuntary disposition of the property described in Granting Clauses (A),
     (B), (C), (D) and (E), all Proceeds, products, replacements, additions, substitutions, renewals and accessions, remainders, reversions and after-acquired interest in, of and to such property;


          (G) TOGETHER WITH the absolute assignment of any Space Leases or any part thereof that Trustor has entered into, taken by assignment, taken subject to, or assumed, or has otherwise become bound by, now or in the future, together with all of the following (including all "Cash Collateral" within the meaning of the Bankruptcy Law) arising from the Space Leases:
     (a) Rents (subject, however, to the aforesaid absolute assignment to Beneficiary and the conditional permission hereinbelow given to Trustor to collect the Rents), (b) all guarantees, letters of credit, security deposits, collateral, cash deposits, and other credit enhancement documents, arrangements and other measures with respect to the Space Leases, (c) all of Trustor's right, title, and interest under the Space Leases, including the following: (i) the right to receive and collect the Rents from the lessee, sublessee or licensee, or their Successor(s), under any Space Leases(s) and (ii) the right to enforce against any tenants thereunder and otherwise any and all remedies under the Space Leases, including Trustor's right to evict from possession any tenant thereunder or to retain, apply, use, draw upon, pursue, enforce or realize upon any guaranty of any Space Lease; to personal property subject to the Space Leases; and to enforce or exercise, weather at law or in equity or by any other means, all provisions of the Space Leases and all obligations of the tenants thereunder based upon (A) any breach of such tenant under the applicable Space Lease (including any claim that Trustor may have by reason of a termination, rejection, or disaffirmance of such Space Lease pursuant to any Bankruptcy Law) and (B) the use and occupancy of the premises demised, whether or not pursuant to the applicable Space Lease (including any claim for use and occupancy arising under landlord-tenant law of the State of Nevada or any Bankruptcy Law). Permission is hereby given to Trustor, so long as no Event of Default has occurred and is continuing hereunder, to collect and use the Rents, as they become due and payable, but not in advance thereof. Upon the occurrence of an Event of Default, the permission hereby given to Trustor to collect the Rents shall automatically terminate, but such permission shall be reinstated upon a cure of such Event of Default. Beneficiary shall have the right, at any time and from time to time, to notify any Space Lessee of the rights of Beneficiary as provided by this section;

          Notwithstanding anything to the contrary contained herein, the foregoing provisions of this Paragraph (G) shall not constitute an assignment for purposes of security but shall constitute an absolute and present assignment of the Rents to Beneficiary, subject, however, to the conditional license given to Trustor to collect and use the Rents as hereinabove provided; and the existence or exercise of such right of Trustor shall not operate to subordinate this assignment to any subsequent assignment, in whole or in part, by Trustor;

          (H) TOGETHER WITH all of Trustor's right, title and interest in and to any and all maps, plans, specifications, surveys, studies, tests, reports, data and drawings relating to the development of the Land or the Orleans Hotel and Casino and the construction of the Improvements, including, without limitation, all marketing plans, feasibility studies, soils tests, design contracts and all contracts and agreements of Trustor relating thereto including, without limitation, architectural, structural, mechanical and engineering plans and specifications, studies, data and drawings prepared for or relating to the development of the Land or the Orleans Hotel and Casino or the construction, renovation or restoration of any of the Improvements or the extraction of minerals, sand, gravel or other valuable substances from the Land and purchase contracts or any agreement granting Trustor a right to acquire any land situated within the County of Clark, State of Nevada;

          (I) TOGETHER WITH, to the extent permitted by applicable law, all of Trustor's right, title, and interest in and to any and all licenses, permits, variances, special permits, franchises, certificates, rulings, certifications, validations, exemptions, filings, registrations, authorizations, consents, approvals, waivers, orders, rights and agreements (including, without limitation, options, option rights and contract rights) now or hereafter obtained by Trustor from any Governmental Authority having or claiming jurisdiction over the Land, the FF&E, the Resorts, or any other element of the Trust Estate or providing access thereto, or the operation of any business on, at, or from the Land;

          (J) TOGETHER WITH all water stock, water permits and other water rights relating to the Land;

          (K) TOGETHER WITH all oil and gas and other mineral rights, if any, in or pertaining to the Land and all royalty, leasehold and other rights of Trustor pertaining thereto;

          (L) TOGETHER WITH any and all monies and other property, real or personal, which may from time to time be subjected to the lien hereof by Trustor or by anyone on its behalf or with its consent, or which may come into the possession or be subject to the control of Trustee or Beneficiary pursuant to this Deed of Trust or any Loan Document, including, without limitation, any protection advances under this Deed of Trust (provided that the maximum amount of principal secured does not exceed the amount set forth on the first page of this Deed of Trust); and all of Trustor's right, title, and interest in and to all extensions, improvements, betterments, renewals, substitutes for and replacements of, and all additions, accessions, and appurtenances to, any of the foregoing that Trustor may subsequently acquire or obtain by any means, or construct, assemble, or otherwise place on any of the Trust Estate, and all conversions of any of the foregoing; it being the intention of Trustor that all property hereafter acquired by Trustor and required by any Loan Document or this Deed of Trust to be subject to the lien of this Deed of Trust or intended so to be shall forthwith upon the acquisition thereof by Trustor be subject to the lien of this Deed of Trust as if such property were now owned by Trustor and were specifically described in this Deed of Trust and granted hereby or pursuant hereto, and Trustee and Beneficiary are hereby authorized, subject to Gaming Laws, to receive any and all such property as and for additional security for the obligations secured or intended to be secured hereby. Trustor agrees to take any action as may reasonably be necessary to evidence and perfect such liens or security interests, including, without limitation, the execution of any documents necessary to evidence and perfect such liens or security interests;

          (M) TOGETHER WITH any and all Accounts Receivable and all royalties, earnings, income, proceeds, products, rents, revenues, reversions, remainders, issues, profits, avails, production payments, and other benefits directly or indirectly derived or otherwise arising from any of the foregoing, all of which are hereby assigned to Beneficiary, who, except as otherwise expressly provided in this Deed of Trust, is authorized to collect and receive the same, to give receipts and acquittances therefor and to apply the same to the Obligations secured hereunder, whether or not then due and payable;

          (N) TOGETHER WITH Proceeds of the foregoing property described in Granting Clauses (A) through (M);

          (O) TOGETHER WITH (i) Trustor's rights further to assign, sell, lease, encumber or otherwise transfer or dispose of the property described in Granting Clauses (A) through (N) inclusive, above, for debt or otherwise, except to the extent expressly reserved by Trustor pursuant to
     Section 4.10 of the Indenture, or to evidence or secure a Permitted Lien or Permitted Disposition;

          (P) TOGETHER WITH all credits, deposits, options, privileges and rights of Trustor, as lessee under any Leases; and

          (Q) EXPRESSLY EXCLUDING, HOWEVER, the Excluded Assets and FF&E (to the extent that (i) the purchase of such FF&E was not financed with the proceeds of the Notes and (ii) Trustor is permitted to enter into a FF&E Financing Agreement for such FF&E under clause (ii) of the second paragraph of Section 4.9 of the Indenture and (iii) such FF&E Financing Agreement prohibits Beneficiary from maintaining a security interest in the FF&E covered thereby).

          Trustor, for itself and its successors and assigns, covenants and agrees to and with Trustee that, at the time or times of the execution of and delivery of these presents or any instrument of further assurance with respect thereto, Trustor has good right, full power and lawful authority to assign, grant, convey, warrant, transfer, bargain or sell its interests in the Trust Estate in the manner and form as aforesaid, and that the Trust Estate is free and clear of all liens and encumbrances whatsoever, except the Permitted Liens, and Trustor shall warrant and forever defend the Trust Estate in the quiet and peaceable possession of Trustee and its successors and assigns against all and every person or persons lawfully or otherwise claiming or to claim the whole or any part thereof, except for the Permitted Liens. Trustor agrees that any greater title to the Trust Estate hereafter acquired by Trustor during the term hereof shall be automatically subject hereto.

                                   ARTICLE I

                             COVENANTS OF TRUSTOR
                             --------------------

     The purchasers of the Notes have been induced to purchase the Notes on the basis of the following material covenants, all agreed to by Trustor:

     I.1.  PERFORMANCE OF LOAN DOCUMENTS.
           -----------------------------

          Trustor shall perform, observe and comply with each and every provision hereof, and with each and every provision contained in the Loan Documents and shall promptly pay to Beneficiary, when payment shall become due, the principal with interest thereon and all other sums required to be paid by Trustor under this Deed of Trust and the Loan Documents.

     I.2.  GENERAL  REPRESENTATIONS, COVENANTS AND WARRANTIES.
           --------------------------------------------------

          Trustor represents, covenants and warrants that: (A) Trustor has good and marketable title to an indefeasible fee estate in the Fee Land and good and marketable title to an indefeasible leasehold estate in the Leased Land, free and clear of all encumbrances except Permitted Liens, and that it has the right to hold, occupy and enjoy its interest in the Trust Estate, and has good right, full power and lawful authority to subject the Trust Estate to the Lien of this Deed of Trust and pledge the same as provided herein and Beneficiary may at all times peaceably and quietly enter upon, hold, occupy and enjoy the entire Trust Estate in accordance with the terms hereof; (b) neither Trustor nor any Affiliate of Trustor is Insolvent and no bankruptcy or insolvency proceedings are pending or contemplated by or, to the best of Trustor's knowledge, against Trustor or any Affiliate of Trustor; (c) all costs arising from construction of any Improvements, the performance of any labor and the purchase of all Tangible Collateral and Improvements have been or shall be paid when due; (d) the Land has frontage on, and direct access for ingress and egress to dedicated street(s), either directly or through an easement; (e) Trustor shall at all times conduct and operate the Trust Estate in a manner so as not to lose the right to conduct gaming activities at the Resorts; (f) no material part of the Trust Estate has been damaged, destroyed, condemned or abandoned, other than those portions of the Trust Estate that have been the subject of condemnation proceedings that have resulted in the conveyance of such portion of the Trust Estate to Trustor; (g) no part of the Trust Estate is the subject of condemnation proceedings, and Trustor has no knowledge of any contemplated or pending condemnation proceeding with respect to any portion of the Trust Estate; (h) the Leases are in full force and effect without any defaults by any parties thereto and Trustor is the holder of the lessee's or tenant's interest thereunder; and (i) the Trust Estate and all structures, equipment, fixtures or activities thereon are in compliance with all applicable zoning and land use ordinances and regulations, building codes, and fire codes.

     I.3.  COMPLIANCE WITH LEGAL REQUIREMENTS.
           ----------------------------------

          Trustor shall promptly, fully, and faithfully comply with all Legal Requirements and shall cause all portions of the Trust Estate and its use and occupancy to fully comply with Legal Requirements at all times, whether or not such compliance requires work or remedial measures that are ordinary or extraordinary, foreseen or unforeseen, structural or nonstructural, or that interfere with the use or enjoyment of the Trust Estate.

     I.4.  TAXES.
           -----

          Trustor shall pay all Impositions prior to delinquency and shall deliver to Beneficiary promptly upon Beneficiary's request, evidence satisfactory to Beneficiary that the Impositions have been paid or are not delinquent; provided that Trustor may contest, in good faith any Imposition so long as Trustor posts an adequate bond therefor. Trustor shall not suffer to exist, permit or initiate the joint assessment of the real and personal property, or any other procedure whereby the lien of the real property taxes and the lien of the personal property taxes shall be assessed, levied or charged to the Land as a single lien, except as may be required by law. In the event of the passage of any law deducting from the value of real property for the purposes of taxation any lien thereon, or changing in any way the taxation of deeds of trust or obligations secured thereby for state or local purposes, or the manner of collecting such taxes and imposing a tax, either directly or indirectly, on this Deed of Trust or the Notes, Trustor shall pay all such taxes so long as such tax is not in lieu of income tax assessed against the net income of Beneficiary.

     I.5.  INSURANCE.
           ---------

          (1)   HAZARD INSURANCE REQUIREMENTS AND PROCEEDS.

          Subject to the terms and conditions of the Intercreditor Agreement:

               (1)   Hazard Insurance.  Trustor shall at its sole expense obtain
                     ----------------
          for, deliver to, assign and maintain for the benefit of Beneficiary, during the term of this Deed of Trust, insurance policies insuring the Trust Estate and liability insurance policies, all in accordance with the requirements of Section 4.18 of the Indenture. Trustor shall pay promptly when due any premiums on such insurance policies and on any renewals thereof. Copies of all such policies and renewals thereof shall be given to Beneficiary and all such policies shall contain a noncontributory standard mortgagee or beneficiary endorsement (Form 438 BFU or its equivalent) making losses payable to Beneficiary as its interest may appear and shall name the Beneficiary as an additional insured. At least ten (10) days prior to the expiration date of all such policies, evidence of the renewal thereof satisfactory to Beneficiary shall be delivered to Beneficiary together with receipts evidencing the payment of all premiums on such insurance policies and renewals. In the event of loss, Trustor shall give immediate written notice to Beneficiary and Beneficiary may make proof of loss if not made promptly by Trustor. In the event of the foreclosure of this Deed of Trust or any other transfer of title to the Trust Estate in extinguishment of the indebtedness and other sums secured hereby, all right, title and interest of Beneficiary in and to all insurance policies and renewals thereof then in force shall pass to the purchaser or grantee, upon delivery of written notice to Beneficiary within thirty (30) days following the occurrence of such loss.

               (2)   Handling of Proceeds.  Pursuant to its rights granted
                     --------------------
          hereunder in all Proceeds from any insurance policies, Beneficiary is hereby authorized and empowered at its option to adjust or compromise any loss, under any insurance policies on the Trust Estate and to collect and receive the proceeds from any such policy or policies; provided that the provisions of this Section 1.5(a)(2) shall not apply to any losses less than $25,000 per occurrence and $100,000 in the aggregate per year. Each insurance company is hereby authorized and directed to make payment for all such losses directly to Beneficiary alone and not to Trustor and Beneficiary jointly. After deducting from such Proceeds any reasonable expenses incurred by Beneficiary in the collection or handling such funds, including reasonable attorneys' fees, Beneficiary shall apply such insurance proceeds in accordance with the terms of the Indenture and the following provisions:

                    1) Such Proceeds shall be invested in Cash Equivalents and held in an account in which the Beneficiary or its designee shall have a first priority security interest (subject to Permitted Liens) for the benefit of the Holders of Notes as depository for the disbursement thereof as provided in Section 4.10(b) of the Indenture. If an Event of Default occurs prior to disbursement of the proceeds, Beneficiary at its option shall have the right to either apply all or any portion of such account toward restoration of the respective Report or toward any amounts secured hereby.

                    (2) Trustor shall (and Beneficiary hereby authorizes Trustor to) use the Proceeds in accordance with Sections 4.10(b) of the Indenture.

                    (3) In the event that Trustor uses the Proceeds to restore the respective Resort, the restoration work and the performance thereof shall be subject to and performed in accordance with each of the following provisions: (1) such work and the performance thereof shall be conducted in a first-class, workmanlike manner, shall not permanently weaken nor impair the structural strength of any existing Improvements, nor change the character thereof or the purpose for which the same may be used, nor lessen the value of the Trust Estate; (2) before the commencement of any such work, the plans and specifications therefor (the "RESTORATION PLANS") shall be filed with and approved by all Governmental Authorities having jurisdiction and all necessary licenses, permits and/or authorizations from all Governmental Authorities shall have been obtained, and all such work shall be done subject to and in accordance with all applicable Legal Requirements; and
               (3) before commencing any such work, Trustor shall, at Trustor's expense, have delivered to Beneficiary the Restoration Plans and a line item budget setting forth with reasonable particularity the cost of completing such work, together with a written opinion form a reputable architect certifying (a) that the execution of the work described in the Restoration Plans will substantially restore the respective Resort, and (b) that the budget constitutes a reasonable approximation of the cost of so restoring the respective Resort in accordance with the Restoration Plans.

          (2) INSURANCE ESCROW. In order to secure the performance and discharge of the Trustor's obligations under this Section 1.5, but not in lieu of such obligations, Trustor shall, upon a failure to pay or provide such insurance, at the times and in the manner required herein, pay over to Beneficiary an amount equal to one-twelfth (1/12th) of the next maturing annual insurance premiums for each month that has elapsed since the last date to which such premiums were paid; and Trustor shall, in addition, pay over to Beneficiary, on the first day of each month, sufficient funds (as estimated from time to time) to permit Beneficiary to pay said premiums when due. Such deposits shall not be, nor be deemed to be, trust funds but may be commingled with the general funds of Beneficiary, and no interest shall be payable in respect thereof except as required by law. Upon demand by Beneficiary, Trustor shall deliver to Beneficiary such additional monies as are necessary to make up any deficiencies in the amounts necessary to enable Beneficiary to pay such premiums when due.

          (3) COMPLIANCE WITH INSURANCE POLICIES. Trustor shall not violate or permit to be violated any of the conditions or provisions of any policy of insurance required by the Indenture or this Deed of Trust and Trustor shall so perform and satisfy the requirements of the companies writing such policies that, at all times, companies of good standing shall be willing to write and/or continue such insurance. Trustor further covenants to promptly send to Beneficiary copies of all notices relating to any violation of such policies or otherwise affecting Trustor's insurance coverage or ability to obtain and maintain such insurance coverage.

     I.6.  CONDEMNATION.
           ------------

          Beneficiary is hereby authorized, at its option, to commence, appear in and prosecute in its own or Trustor's name any action or proceeding relating to any condemnation, seizure or taking by the exercise of the power of eminent domain of any of the Trust Estate and to settle or compromise any claim in connection therewith, and Trustor hereby appoints Beneficiary as its attorney-in-fact to take any action in Trustor's name pursuant to Beneficiary's rights hereunder. Immediately upon obtaining knowledge of the institution of any proceedings for the condemnation of the Trust Estate or any portion thereof, Trustor shall notify the Trustee and Beneficiary of the pendency of such proceedings. Trustor from time to time shall execute and deliver to Beneficiary all instruments requested by it to permit such participation; provided, however, that such instruments shall
                                --------  -------
     be deemed as supplemental to the foregoing grant of permission to Trustee and Beneficiary, and unless otherwise required, the foregoing permission shall, without more, be deemed sufficient to permit Trustee and/or Beneficiary to participate in such proceedings on behalf of Trustor. All such compensation awards, damages, claims, rights of action and Proceeds, and any other payments or relief, and the right thereto, are included in the Trust Estate. To the extent such condemnation, seizure or taking constitutes an Event of Loss, Beneficiary, after deducting therefrom all its expenses, including reasonable attorneys fees, shall, or shall authorize Trustor to apply such Proceeds in accordance with the provisions of Section 4.10(b) of the Indenture.

     I.7.  CARE OF TRUST ESTATE.
           --------------------

          (1) Trustor shall preserve and maintain the Trust Estate in good condition and repair, reasonable wear and tear excepted. Trustor shall not permit, commit or suffer to exist any waste, impairment or deterioration of the Trust Estate or of any part thereof that in any manner materially impairs Beneficiary's security hereunder and shall not take any action which will increase the risk of fire or other hazard to the Trust Estate or to any part thereof.

          (2) Except for Permitted Dispositions, no part of the Improvements shall be removed, demolished or materially altered without the prior written consent of Beneficiary, which consent shall not be unreasonably withheld. Trustor shall have the right, without such consent, to remove and dispose of free from the lien of this Deed of Trust any part of the Improvements as from time to time may become worn out or obsolete, provided that either (i) such removal or disposition does not materially affect the value of the Trust Estate or
     (ii) prior to or promptly following such removal, any such property shall be replaced with other property of substantially equal utility and of a value at least substantially equal to that of the replaced property when first acquired and free from any security interest of any other person (subject only to Permitted Liens), and by such removal and replacement Trustor shall be deemed to have subjected such replacement property to the lien of this Deed of Trust.

          (3) To the fullest extent permitted by law, Trustor hereby waives the benefits of the provisions of NRS 37.115.

     I.8.  SPACE LEASES.
           ------------

          (1)   Trustor represents and warrants that

               (1) Trustor has delivered to Beneficiary true, correct and complete copies of all Space Leases, including all amendments and modifications, written or oral existing as of the date hereof;

               (2) Trustor has not executed or entered into any modifications or amendments of the Space Leases, either orally or in writing, other than amendments that have been disclosed to Beneficiary in writing;

               (3)   no material default now exists under any Space Lease;

               (4) no event has occurred that, with the giving of notice or the passage of time or both, would constitute such a material default or would entitle Trustor or any other party under such Space Lease to cancel the same or otherwise avoid its obligations;

               (5) Trustor has not accepted prepayments of installments of Rent under any Space Leases more than thirty days in advance of the due date therefor and except for security deposits not in excess of one month's Rent;

               (6) except for the assignment effected hereby, Trustor has not executed any assignment or pledge of any of Space Leases, the Rents, or of Trustor's right, title and interest in the same; and

               (7) this Deed of Trust conforms and complies with all Space Leases, does not constitute a violation or default under any Space Lease, and is and shall at all times constitute a valid lien on Trustor's interests in the Space Leases.

     I.9.  FURTHER ENCUMBRANCE.
           -------------------

          (1) Trustor covenants that at all times prior to the discharge of the Indenture, except for Permitted Liens (including the 1996 Deed of Trust), Permitted Dispositions and dispositions permitted under Section 1.10, Trustor shall neither make nor suffer to exist, nor enter into any agreement for, any sale, assignment, exchange, mortgage, transfer, Lien, hypothecation or encumbrance of all or any part of the Trust Estate, including, without limitation, the Rents. As used herein, "transfer" includes the actual transfer or other disposition, whether voluntary or involuntary, by law, or otherwise, except those transfers specifically permitted herein, provided, however, that "transfer" shall not include the granting of utility or other beneficial easements with respect to the Trust Estate which have been granted by Trustor and are reasonably necessary to the construction, maintenance or operation of the Resorts.

          (2) Any Permitted Lien described in the definition of "Permitted Liens" set forth in Section 1.1 of the Indenture which is junior to the lien of the Loan Documents (a "SUBORDINATE DEED OF TRUST") shall be permitted hereunder so long as there shall have been delivered to Beneficiary, not less than thirty (30) days prior to the date thereof, a copy thereof which shall contain express covenants in form and substance satisfactory to Beneficiary to the effect that: (i) the Subordinate Deed of Trust is in all respects subject and subordinate to this Deed of Trust;
     (ii) if any action or proceeding shall be brought to foreclose the Subordinate Deed of Trust (regardless of whether the same is a judicial proceeding or pursuant to a power of sale contained therein), no tenant of any portion of the Trust Estate shall be named as a party defendant nor shall any action be taken with respect to the Trust Estate which would terminate any occupancy or tenancy of the Trust Estate, or any portion thereof, without the consent of Beneficiary; (iii) any Rents, if collected through a receiver or by the holder of the Subordinate Deed of Trust, shall be applied first to the obligations secured by this Deed of Trust, including principal and interest due and owing on or to become due and owing on the Notes, and then to the payment of maintenance expenses, operating charges, taxes, assessments, and disbursements incurred in connection with the ownership, operation, and maintenance of the Trust Estate; and (iv) if any action or proceeding shall be brought to foreclose the Subordinate Deed of Trust, prompt notice of the commencement thereof shall be given to Beneficiary.

          (3) Trustor agrees that in the event the ownership of the Trust Estate or any part thereof becomes vested in a person other than Trustor, Beneficiary may, without notice to Trustor, deal in any way with such successor or successors in interest with reference to this Deed of Trust, the Notes and other Obligations hereby secured without in any way vitiating or discharging Trustor's or any guarantor's, surety's or endorser's liability hereunder or upon the obligations hereby secured. No sale of the Trust Estate and no forbearance to any person with respect to this Deed of Trust and no extension to any person of the time for payment of the Notes, and other sums hereby secured given by Beneficiary shall operate to release, discharge, modify, change or affect the original liability of Trustor, or such guarantor, surety or endorser either in whole or in part.

          (4) This Deed of Trust, as applied to property subject to an FF&E Financing Agreement, shall be subordinated to the liens of any FF&E Financing Agreements (as hereinafter defined in this Section 1.9(d) (or if required by an FF&E Financing Agreement, it shall be released) and any future of further advances made thereunder and to any modifications, renewals or extensions thereof to which the lien of this Deed of Trust attaches, provided, however, that any such FF&E Financing Agreement shall
               --------  -------
     encumber only that FF&E specifically subject to the FF&E Financing Agreement. Trustor covenants and agrees to comply with all of the terms and conditions set forth in any FF&E Financing Agreement with respect to which Beneficiary has taken a lien hereunder. If Trustor shall fail to make any payment of principal of or pursuant to any FF&E Financing Agreement with respect to which Beneficiary has taken a lien hereunder on its part to be performed or observed, except where Trustor is contesting such payment in good faith, then Beneficiary may make such payment of the principal of or interest on the sums secured by such security interest or may make any payment in order to perform or observe any other term, covenant, condition or agreement of any FF&E Financing Agreement on Trustor's part to be performed or observed and any and all sums so expended by Beneficiary or Trustee shall be secured by this Deed of Trust and shall be repaid by Trustor upon demand, together with interest thereon at the interest rate on the Notes from the date of advance. In furtherance of such subordination or release, as applicable, Beneficiary, upon receipt of an officer's certificate from Trustor certifying that the requirements of this Section 1.9(d) have been satisfied, shall execute, acknowledge and deliver to Trustor, at Trustor's expense, any and all such evidence and documents necessary to evidence the subordination or release of this Deed of Trust in accordance with the foregoing provisions of this Section 1.9(d). As used herein, "FF&E Financing Agreement" shall mean (A) any financing (i) as to which the lender holds a security interest in only the assets purchased, constructed or leased by such financing for the payment of principal, interest and other amounts in connection therewith, (ii) which is permitted by the Indenture to be incurred and (iii) the proceeds of which are used to acquire, construct or lease the FF&E subject to such security interest, and (B) any refinancing or renewal of any financing under clause (A).

     I.10.  PARTIAL RELEASES OF TRUST ESTATE.
            --------------------------------

          (1) Trustor may from time to time (i) transfer a portion of the Trust Estate (including any temporary taking) to any person legally empowered to exercise the power of eminent domain, (ii) make a Permitted Disposition, (iii) grant utility easements reasonably necessary for the construction and operation of the Resorts, which grant or transfer is for the benefit of the Trust Estate, or (iv) transfer a portion of the Trust Estate as expressly permitted pursuant to Section 4.10(b) of the Indenture. In each such case,

     Beneficiary shall execute and deliver any instruments necessary or appropriate to effectuate or confirm any such transfer or grant, free from the lien of this Deed of Trust, provided, however, that Beneficiary shall
                                     --------  -------
     execute a lien release or subordination agreement, as appropriate, for matters described in clauses (i) and (iii) above only if:

               (1) Beneficiary and Trustee shall have received an Officer's Certificate required by Section 10.3(a) of the Indenture;

               (2) No default or event of default shall have occurred under the Indenture, no Event of Default shall have occurred hereunder, and no event which with notice or lapse of time or both would constitute such Event of Default, has occurred and is continuing and that the conditions of this Section 1.10 have been fulfilled, and such transfer, grant or release is permitted by the Indenture;

               (3) Beneficiary and Trustee shall have received a counterpart of the instrument pursuant to which such transfer, grant or release is to be made, and each instrument which Beneficiary or Trustee is requested to execute in order to effectuate or confirm such transfer, grant or release;

               (4) In the case of a transfer to a person legally empowered to exercise the power of eminent domain, which transfer involves property whose value is greater than $5,000,000, Beneficiary and Trustee shall have received an opinion of counsel, who may be counsel to Trustor, to the effect that the assignee or grantee of the portion of the Trust Estate being transferred is legally empowered to take such portion under the power of eminent domain; and

               (5) Beneficiary and Trustee shall have received such other instruments, certificates (including evidence of authority) and opinions as Beneficiary or Trustee may reasonably request, including, but not limited to, opinions that the proposed release is permitted by this Section 1.10.

          (2) Any consideration received for a transfer to any person empowered to exercise the right of eminent domain shall be subject to
     Section 1.6 hereof.

     I.11.  FURTHER ASSURANCES.
            ------------------

          (1) At its sole cost and without expense to Trustee or Beneficiary, Trustor shall do, execute, acknowledge and deliver any and all such further reasonable acts, deeds, conveyances, notices, requests for notices, financing statements, continuation statements, certificates, assignments, notices of assignments, agreements, instruments and further assurances, and shall mark any chattel paper, deliver any chattel paper or instruments to Beneficiary and take any other actions that are reasonably necessary, prudent, or requested by Beneficiary or Trustee to perfect or continue the perfection and first priority of Beneficiary's security interest in the Trust Estate, (except as expressly provided in the Security Agreement), to protect the Trust Estate against the rights, claims, or interests of third persons other than holders of Permitted Liens or to effect the purposes of this Deed of Trust, including the security agreement and the absolute assignment of Rents contained herein, or for the filing, registering or recording thereof.

          (2) Trustor shall forthwith upon the execution and delivery of this Deed of Trust, and thereafter from time to time, cause this Deed of Trust and each instrument of further assurance to be filed, indexed, registered, recorded, given or delivered in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect the lien hereof upon, and the title of Trustee and/or Beneficiary to, the Trust Estate.

     I.12.  SECURITY AGREEMENT AND FINANCING STATEMENTS.
            -------------------------------------------

           Trustor (as debtor) hereby grants to Beneficiary (as creditor and secured party) a present and future security interest in all Tangible Collateral, Intangible Collateral, FF&E (to the extent Beneficiary is permitted, in each applicable FF&E Financing Agreement, to maintain a security interest therein), Improvements, all other personal property now or hereafter owned or leased by Trustor or in which Trustor has or will have any interest, to the extent that such property constitutes a part of the Trust Estate (whether or not such items are stored on the premises or elsewhere), Proceeds of the foregoing comprising a portion of the Trust Estate and all proceeds of insurance policies and consideration awards arising therefrom and all proceeds, products, substitutions, and accessions therefor and thereto, subject to Beneficiary's rights to treat such property as real property as herein provided (collectively, the "PERSONAL PROPERTY"). Trustor shall execute any and all documents and writings, including without limitation financing statements pursuant to the UCC, as may be necessary or prudent to preserve and maintain the priority of the security agreement or as Beneficiary may reasonably request, (other than as expressly provided in the Security Agreement), and shall pay to Beneficiary on demand any reasonable expenses incurred by Beneficiary in connection with the preparation, execution and filing of any such documents. Trustor hereby authorizes and empowers Beneficiary to execute and file, on Trustor's behalf, all financing statements and refiling and continuations thereof as advisable to create, preserve and protect said security interest. This Deed of Trust constitutes both a real property deed of trust and a "security agreement," within the meaning of the UCC, and the Trust Estate includes both real and personal property and all other rights and interests, whether tangible or intangible in nature, of Trustor in the Trust Estate. Trustor by executing and delivering this Deed of Trust has granted to Beneficiary, as security for the Obligations, a security interest in the Trust Estate.

               (1) FIXTURE FILING. Without in any way limiting the generality of the immediately preceding paragraph of the definition of the Trust Estate, this Deed of Trust constitutes a fixture filing under Section 9-402 of the UCC (NRS 105.9502). For such purposes, (i) the "debtor" is Trustor and its address is the address given for it in the initial paragraph of this Deed of Trust; (ii) the "secured party" is Beneficiary, and its address for the purpose of obtaining information is the address given for it in the initial paragraph of this Deed of Trust; (iii) the real estate to which the fixtures are or are to become attached is Trustor's interest in the land; and (iv) the record owner of such real estate is Trustor.

               (2) REMEDIES. This Deed of Trust shall be deemed a security agreement as defined in the UCC and the remedies for any violation of the covenants, terms and conditions of the agreements herein contained shall include any or all of (i) those prescribed herein, and (ii) those available under applicable law, and (iii) those available under the UCC, all at Beneficiary's sole election. In addition, a photographic or other reproduction of this Deed of Trust shall be sufficient as a financing statement for filing wherever filing may be necessary to perfect or continue the security interest granted herein.

               (3) DEROGATION OF REAL PROPERTY. It is the intention of the parties that the filing of a financing statement in the records normally having to do with personal property shall never be construed as in any way derogating from or impairing the express declaration and intention of the parties hereto as hereinabove stated that everything used in connection with the production of income from the Trust Estate and/or adapted for use therein and/or which is described or reflected in this Deed of Trust is, and at all times and for all purposes and in all proceedings both legal or equitable, shall be regarded as part of the real property encumbered by this Deed of Trust irrespective of whether (i) any such item is physically attached to the Improvements,
          (ii) serial numbers are used for the better identification of certain equipment items capable of being thus identified in a recital contained herein or in any list filed with Beneficiary, or (iii) any such item is referred to or reflected in any such financing statement so filed at any time. It is the intention of the parties that the mention in any such financing statement of (1) rights in or to the proceeds of any fire and/or hazard insurance policy, or (2) any award in eminent domain proceedings for a taking or for loss of value, or
          (3) Trustor's interest as lessors in any present or future Space Lease or rights to Rents, shall never be construed as in any way altering any of the rights of Beneficiary as determined by this Deed of Trust or impugning the priority of Beneficiary's real property lien granted hereby or by any other recorded document, but such mention in the financing statement is declared to be for the protection of Beneficiary in the event any court or judge shall at any time hold with respect to the matters set forth in the foregoing clauses (1),
          (2) and (3) that notice of Beneficiary's priority of interest to be effective against a particular class of persons, including but not limited to, the federal government and any subdivisions or entity of the federal government, must be filed in the UCC records.

               (4) PRIORITY; PERMITTED FINANCING OF TANGIBLE COLLATERAL. Except as provided in Section 1.9(d) hereof, all Personal Property of any nature whatsoever, which is subject to the provisions of this security agreement, shall be purchased or obtained by Trustor in its name and free and clear of any lien or encumbrance, except for Permitted liens and the lien hereof, for use only in connection with the business and operation of the Resorts, and shall be and at all times remain free and clear of any lease or similar arrangement, chattel financing, installment sale agreement, security agreement and any encumbrance of like kind, so that Beneficiary's security interest shall attach to and vest in Trustor for the benefit of Beneficiary, with the priority herein specified, immediately upon the installation or use of the Personal Property at the Land and Trustor warrants and represents that Beneficiary's security interest in the Personal Property is validly attached and binding security interest, properly pursuant to Permitted Dispositions or to obtain releases of Personal Property from the Lien of this Deed of Trust pursuant to Section 1.10 hereof.

               (5) PRESERVATION OF CONTRACTUAL RIGHTS OF COLLATERAL. Trustor shall, prior to delinquency, default, or forfeiture, perform all obligations and satisfy all material conditions required on its part to be satisfied to preserve its rights and privileges under any contract, lease, license, permit, or other authorization (i) under which it holds any Tangible Collateral or (ii) which constitutes part of the Intangible Collateral except where Trustor is contesting such obligations in good faith.

               (6) REMOVAL OF COLLATERAL. Except as otherwise permitted herein, none of the Tangible Collateral shall be removed from the Trust Estate without Beneficiary's prior written consent, and except damaged or obsolete Tangible Collateral which is either no longer usable or which is removed temporarily for repair or improvement or removed for replacement on the Trust Estate with Tangible Collateral of similar function.

               (7) CHANGE OF NAME. Trustor shall not change its corporate or business name, or do business within the State of Nevada under any name other than such name, or any trade name(s) other than those as to which Trustor gives prior written notice to Beneficiary of its intent to use such trade names, or any other business names (if any) specified in the financing statements delivered to Beneficiary for filing in connection with the execution hereof, without providing Beneficiary with the additional financing statement(s) and any other similar documents deemed reasonably necessary by Beneficiary to assure that its security interest remains perfected and of undiminished priority in all such Personal Property notwithstanding such name change.

     I.13.  ASSIGNMENT OF RENTS.
            -------------------

          The assignment of Leases and Rents set out above in Granting Clause
     (G) shall constitute an absolute and present assignment to Beneficiary, subject to the license herein given to Trustor to collect the Rents, and shall be fully operative without any further action on the part of any party, and specifically Beneficiary shall be entitled upon the occurrence of an Event of Default hereunder to all Rents, whether or not Beneficiary takes possession of the Trust Estate, or any portion thereof. The absolute assignment contained in Granting Clause (G) shall not be deemed to impose upon Beneficiary any of the obligations or duties of Trustor provided in any such Space Lease (including, without limitation, any liability under the covenant of quiet enjoyment contained in any lease in the event that nay lessee shall have been joined as a party defendant in any action to foreclose this Deed of Trust and shall have been barred and foreclosed thereby of all right, title and interest and equity of redemption in the Trust Estate or any part thereof).

     I.14.  EXPENSES.
            --------

          (1) Trustor shall pay when due and payable all costs, including without limitation, those reasonable appraisal fees, recording fees, taxes, brokerage fees and commissions, abstract fees, title policy fees, escrow fees, attorneys' and paralegal fees, travel expenses, fees for inspecting architect(s) and engineer(s) and all other costs and expenses of every character which have been incurred or which may hereafter be incurred by Beneficiary or any assignee of Beneficiary in connection with the preparation and execution of loan documents, amendments thereto or instruments, agreements or documents of further assurance, the funding of the Notes secured hereby, and the enforcement of any Loan Document; and

          (2) Trustor shall, upon demand by Beneficiary, reimburse Beneficiary or any assignee of Beneficiary for all such reasonable expenses described in Section 1.14(a) which have been incurred or which shall be incurred by it; and

          (3) Trustor shall indemnify Beneficiary with respect to any transaction or matter in any way connected with any portion of the Trust Estate, this Deed of Trust, including any occurrence at, in, on, upon or about the Trust Estate (including any personal injury, loss of life, or property damage), or Trustor's use, occupancy, or operation of the Trust Estate, or the filing or enforcement of any mechanic's lien, or otherwise caused in whole or in part by any act, omission or negligence occurring on or at the Trust Estate, including failure to comply with any Legal Requirement or with any requirement of this Deed of Trust be paid or performed by Trustor, unless caused by the gross negligence or willful Deed of Trust be paid or performed by Trustor, unless caused by the gross negligence or willful misconduct of Beneficiary. If Beneficiary is a party to any litigation as to which either Trustor is required to indemnify Beneficiary (or is made a defendant in any action of any kind against Trustor or relating directly or indirectly to any portion of the Trust Estate) then, at Beneficiary's option, Trustor shall undertake Beneficiary's defense, using counsel satisfactory to Beneficiary (and any settlement shall be subject to Beneficiary's consent, and in any case shall indemnify Beneficiary against such litigation. Trustor shall pay all reasonable costs and expenses, including reasonable legal costs, that Beneficiary pays or incurs in connection with any such litigation. Any amount payable under any indemnity in this Deed of Trust shall be a demand obligation, shall be added to, and become a part of, the secured obligations under this Deed of Trust, shall be secured by this Deed of Trust, and shall bear interest at the interest rate on the Notes. Such indemnity shall survive any release of this Deed of Trust and any Foreclosure.

     I.15.  BENEFICIARY'S CURE OF TRUSTOR'S DEFAULT.
            ---------------------------------------

          If Trustor defaults in the payment of any tax, assessment, lien, encumbrance or other Imposition, in its obligation to furnish insurance hereunder, or in the performance or observance of any other covenant, condition or term of this Deed of Trust or any Loan Document unless Trustor is contesting in good faith such Imposition and posts an adequate bond therefor, Beneficiary may, but is not obligated to, to preserve its interest in the Trust Estate, perform or observe the same, and all payments made (whether such payments are regular or accelerated payments) and reasonable costs and expenses incurred or paid by Beneficiary in connection therewith shall become due and payable immediately. The amounts so incurred or paid by Beneficiary, together with interest thereon at the interest rate on the Notes from the date incurred until paid by Trustor, shall be added to the indebtedness and secured by the lien of this Deed of Trust. Beneficiary is hereby empowered to enter and to authorize others to enter upon the Land or any part thereof for the purpose of performing or observing any such defaulted covenant, condition or term, without thereby becoming liable to Trustor or any person in possession holding under Trustor. No exercise of any rights under this Section by Beneficiary shall cure or waive any Event of Default or notice of default hereunder or invalidate any act done pursuant hereto or to any such notice, but shall be cumulative of all other rights and remedies.

     I.16.  USE OF LAND.
            -----------

          Trustor covenants that the Trust Estate shall be used and operated in a manner consistent with the operation of casino-hotels located in Las Vegas, Nevada, open during such days and hours as are customarily observed by such casino-hotels.

     I.17.  COMPLIANCE WITH PERMITTED LIEN AGREEMENTS.
            -----------------------------------------

          Trustor or any Affiliate of Trustor shall comply with each and every material obligation contained in any agreement pertaining to a material Permitted Lien.

     I.18.  DEFENSE OF ACTIONS.
            ------------------

          Trustor shall appear in an defend any action or proceeding affecting or purporting to affect the security hereof or the rights or powers of Beneficiary or Trustee, and shall pay all costs and expenses, including cost of title search and insurance or other evidence of title, preparation of survey, and reasonable attorneys' fees in any such action or proceeding in which Beneficiary or Trustee may appear or may be jointed as a party and in any suit brought by Beneficiary based upon or in connection with this Deed of Trust or any Loan Document. Nothing contained in this section shall, however, limit the right of Beneficiary to appear in such action or proceeding with counsel of its own choice, either on its own behalf or on behalf of Trustor.

     I.19.  AFFILIATES.
            ----------

          (1) SUBJECT TO TRUST DEED. Trustor shall cause all of its Affiliates in any way involved with the operation of the Trust Estate or the Resorts to observe the covenants and conditions of this Deed of Trust to the extent necessary to give the full intended effect to such covenants and conditions and to protect and preserve the security of Beneficiary hereunder. Trustor shall, at Beneficiary's request, cause any such Affiliate to execute and deliver to Beneficiary or Trustee such further instruments or documents as Beneficiary may reasonably deem necessary to effectuate the terms of this Section 1.19.

          (2) RESTRICTION ON USE OF SUBSIDIARY OR AFFILIATE. Trustor shall not use any Affiliate in the operation of the Trust Estate or the Resorts if such use would in any way impair the security for the Notes and the Indenture or circumvent any covenant or condition of this Deed of Trust or of any other Loan Document.

     I.20.  TITLE INSURANCE.
            ---------------

          Concurrently with the execution and delivery of this Deed of Trust, Trustor shall cause to be delivered to Trustee at Trustor's expense, one or more ALTA extended coverage Lender's Policies of Title Insurance (1970) showing fee and leasehold title to the real property situated in the City of Las Vegas, County of Clark, State of Nevada, more specifically described in Schedule A attached hereto, vested in Trustor and the lien of this Deed of Trust to be a perfected lien, prior to any and all encumbrances other than Permitted Liens.

                                  ARTICLE II

                                  THE LEASES
                                   ----------

     II.1.  STATUS OF LEASES.
            ----------------

          Trustor represents and warrants that: (a) Trustor has provided to Beneficiary true, correct and complete copies of all Leases and Trustor has not executed or entered into any modifications or amendments of the Leases, either orally or in writing, other than written amendments that have been disclosed to Beneficiary in writing; (b) the Leases are in full force and effect, unmodified by any writing or otherwise, except as previously disclosed by Trustor to Beneficiary; (c) all rent and other charges reserved in the Leases have been paid to the extent they are payable to the date hereof; (d) Trustor enjoys the quiet and peaceful possession of the property demised by the Leases; (e) Trustor is not in default under any of the terms thereof; and (f) no event has occurred that, with the giving of notice or the passage of time or both, would constitute such a default or would entitle Trustor or any other party under the Leases to cancel the same or otherwise avoid its obligations.

     II.2.  PERFORMANCE OF LEASES.
            ---------------------

          Trustor agrees: (a) to promptly and faithfully observe, perform and comply in all material respects with all the terms, covenants and provisions of the Leases on its part to be observed, performed and complied with, at the times set forth therein; (b) to give Beneficiary immediate notice of any material default by anyone under the Leases; and (c) to furnish to Beneficiary such additional information and evidence as Beneficiary may reasonably request in writing concerning the due observance, performance and compliance with the terms, covenants and provisions of the Leases. No release or forbearance of any of Trustor's obligations under the Leases shall release Trustor from any of its obligations under this Deed of Trust, including its obligations with respect to the payment of rent and performance of all of the terms and provisions of the Leases to be performed by Trustor.

     II.3.  CURE BY BENEFICIARY.
            -------------------

          In the event of any default by Trustor in the performance of any of its obligations under the Leases, including, without limitation, any default in the payment of rent and other charges and impositions payable by the tenant thereunder that Beneficiary determines could constitute, with the giving of notice or the passage of time, an Event of Default hereunder, then, in each and every case, Beneficiary may, subject to the terms and conditions of the Intercreditor Agreement, at its option and without notice (but without any obligation to do so), cause the default or defaults to be remedied and otherwise exercise any and all of the rights of Trustor thereunder in the name of an on behalf of Trustor. Trustor shall, on demand, reimburse Beneficiary for all advances made and expenses incurred by Beneficiary in curing any such default (including, without limitation, reasonable attorneys' fees), together with interest thereon at the interest rate payable on the Notes from the date that an advance is made or expense is incurred, to and including the date the same is paid.

     II.4.  NO MERGER OF ESTATES.
            --------------------

          It is hereby agreed that the fee title and the leasehold estate in the property demised by each Lease shall not merge but shall always be kept separate and distinct, notwithstanding the union of such estates in the landlord thereunder, Trustor or a third party, whether by purchase or otherwise. If Trustor acquires the fee title or any other estate, title or interest in the Land, or any part thereof, the lien of this Deed of Trust shall attach to, cover and be a lien upon such acquired estate, title or interest and such estate, title or interest shall thereupon be and become a part of the Trust Estate with the same force and effect as if specifically encumbered herein. Trustor agrees to execute all instruments and documents that Beneficiary may reasonably require to ratify, confirm and further evidence Beneficiary's lien on the acquired estate, title or interest. Furthermore, Trustor hereby appoints Beneficiary its true and lawful attorney-in-fact to execute and deliver all such instruments and documents in the name and on behalf of Trustor. This power, being coupled with an interest, shall be irrevocable as long as any Obligations remain unpaid.

     II.5.  NO ASSIGNMENT OF LEASES.
            -----------------------

          Anything herein to the contrary notwithstanding, this Deed of Trust shall not constitute an assignment of the Leases within the meaning of any provisions thereof prohibiting its assignment and Beneficiary shall have no liability or obligation thereunder by reason of its acceptance of this Deed of Trust.

     II.6.  MAINTENANCE OF LEASES.
            ---------------------

          Trustor shall not surrender its leasehold estate under the Leases, nor terminate or cancel the Leases. Trustor shall not agree to any amendment of the Leases without the prior written consent of Beneficiary. Trustor shall renew all Leases in a timely manner when and as permitted in accordance with the terms except to the extent Beneficiary directs otherwise in writing.

     II.7.  TREATMENT OF THE LEASES IN BANKRUPTCY.
            -------------------------------------

          (1) 365(H) ELECTION. If the lessor under any Lease (the "LESSOR") rejects or disaffirms, or seeks or purports to reject or disaffirm, such Lease pursuant to any bankruptcy law, then Trustor shall not, except as otherwise provided in this paragraph, exercise the 365(h) Election, or any comparable right provided under any other bankruptcy law. To the extent permitted by law, Trustor shall not suffer or permit the termination of any Lease or relinquishment of its possession of its leasehold by exercise of the 365(h) Election or otherwise without Beneficiary's consent. Trustor acknowledges that because the Leases are a primary element of Beneficiary's security for the Obligations secured hereunder, it is not anticipated that Beneficiary would consent to termination of the Leases. If Trustor makes any 365(h) Election in violation of this Deed of Trust, then such 365(h) Election shall be void and of no force or effect.

          (2) ASSIGNMENT TO BENEFICIARY. Trustor hereby assigns to Beneficiary the 365(h) Election with respect to the Leases. Trustor acknowledges and agrees that the foregoing assignment of the 365(h) Election and related rights is one of the rights that Beneficiary may use at any time to protect and preserve Beneficiary's other rights and interests under this Deed of Trust. Trustor further acknowledges that exercise of the 365(h) Election in favor of terminating any Lease would constitute waste prohibited by this Deed of Trust. Trustor acknowledges and agrees that the 365(h) Election is in the nature of a remedy available to Trustor under the Leases, and is not a property interest that Trustor can separate from the Leases as to which it arises. Therefore, Trustor agrees and acknowledges that exercise of the 365(h) Election in favor of preserving the right to possession under any Leases shall not be deemed to constitute Beneficiary's taking or sale of the Trust Estate (or any element thereof) and shall not entitle Trustor to any credit against the Obligations secured hereunder or otherwise impair Beneficiary's remedies.

          (3) SCOPE OF COLLATERAL. Trustor acknowledges that if the 365(h) Election is exercised in favor of Trustor's remaining in possession under any Lease, then Trustor's resulting occupancy rights, as adjusted by the effect of Section 365 of the Bankruptcy Code, shall then be part of the Property and shall be subject to the lien of this Deed of Trust.

          (4)   NOTICES.  Trustor shall promptly deliver to Beneficiary a copy
                -------
     of any notice of default or termination that it receives from any Lessor. Trustor shall promptly notify Beneficiary of any request that either party to a Lease makes for arbitration pursuant to such Lease.

                                  ARTICLE III

                           CORPORATE LOAN PROVISIONS
                           -------------------------

     III.1.  INTERACTION WITH INDENTURE.
             --------------------------

          (1) INCORPORATION BY REFERENCE. All terms, covenants, conditions, provisions and requirements of the Indenture are incorporated by reference in this Deed of Trust. Any capitalized term used in this Deed of Trust without definition, but defined in the Indenture, shall have the same meaning here as in the Indenture.

          (2) CONFLICTS. Notwithstanding any other provision of this Deed of Trust, the terms and provisions of this Deed of Trust shall be subject and subordinate to the terms of the Indenture. To the extent that the Indenture provides Trustor with a particular cure or notice period, or establishes any limitations or conditions on Beneficiary's actions with regard to a particular set of facts, Trustor shall be entitled to the same cure periods and notice periods, and Beneficiary shall be subject to the same limitations and conditions, under this Deed of Trust, as under the Indenture, in place of the cure periods, notice periods, limitations and conditions provided for under this Deed of Trust; provided, however, that
                                                       --------  -------
     such cure periods, notice periods, limitations and conditions shall not be cumulative as between the Indenture and this Deed of Trust. In the event of any conflict or inconsistency between the provisions of this Deed of Trust and those of the Indenture, including, without limitation, any conflicts or inconsistencies in any definitions herein or therein, the provisions or definitions of the Indenture shall govern.

     III.2.  OTHER COLLATERAL.
             ----------------

          This Deed of Trust is one of a number of security agreements to secure the debt delivered by or on behalf of Trustor pursuant to the Indenture and the other Loan Documents and securing the Obligations secured hereunder. All potential junior Lien claimants are placed on notice that, under any of the Loan Documents or otherwise (such as by separate future unrecorded agreement between Trustor and Beneficiary), other collateral for the Obligations secured hereunder (i.e., collateral other than the Trust Estate) may, under certain circumstances, be released without a corresponding reduction in the total principal amount secured by this Deed of Trust. Such a release would decrease the amount of collateral securing the same indebtedness, thereby increasing the burden on the remaining Trust Estate created and continued by this Deed of Trust. No such release shall impair the priority of the lien of this Deed of Trust. By accepting its interest in the Trust Estate, each and every junior Lien claimant shall be deemed to have acknowledged the possibility of, and consented to, any such release. Nothing in this paragraph shall impose any obligation upon Beneficiary.

                                  ARTICLE IV

                             DEFAULTS AND REMEDIES
                             ---------------------

     IV.1.  EVENT OF DEFAULT.
            ----------------

          The term "Event of Default," wherever used in this Deed of Trust, shall mean any one or more of the events of default listed in Section 6.1 of the Indenture, subject to such cure rights as may be expressly set forth in the Indenture (whether any such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body).

     IV.2.  ACCELERATION OF MATURITY.
            ------------------------

          If an Event of Default occurs, Beneficiary may (except that such acceleration shall be automatic if the Event of Default is caused by a Trustor's Bankruptcy), in accordance with Section 6.01(ii) of the Indenture, declare the Notes and all indebtedness or sums secured hereby, to be due and payable immediately, and upon such declaration such principal and interest and other sums shall immediately become due and payable without demand, presentment, notice or other requirements of any kind (all of which Trustor waives) notwithstanding anything in this Deed of Trust or any Loan Document or applicable law to the contrary.

     IV.3.  PROTECTIVE ADVANCES.
            -------------------

          If Trustor fails to make any payment or perform any other obligation under the Notes or any other Loan Document, then without thereby limiting Beneficiary's other rights of remedies, waiving or releasing any of Trustor's obligations, or imposing any obligation on Beneficiary, Beneficiary may, subject to the terms and conditions of the Intercreditor Agreement, either advance any amount owing or perform any or all actions that Beneficiary considers necessary or appropriate to cure such default. All such advances shall constitute "Protective Advances." No sums advanced or performance rendered by Beneficiary shall cure, or be deemed a waiver of any Event of Default.

     IV.4.  INSTITUTION OF EQUITY PROCEEDINGS.
            ---------------------------------

          If an Event of Default occurs, Beneficiary may institute an action, suit or proceeding in equity for specific performance of this Deed of Trust, the Notes or any Loan Document, all of which shall be specifically enforceable by injunction or other equitable remedy. Trustor waives any defense based on laches or any applicable statute of limitations.

     IV.5.  BENEFICIARY'S POWER OF ENFORCEMENT.
            ----------------------------------

          Subject to the terms and conditions of the Intercreditor Agreement:

               (1) If an Event of Default occurs, Beneficiary shall be entitled, at its option and in its sole and absolute discretion, to prepare and record on its own behalf, or to deliver to Trustee for recording, if appropriate, written declaration of default and demand for sale and written Notice of Breach and Election to Sell (or other statutory notice) to cause the Trust Estate to be sold to satisfy the obligations hereof, and in the case of delivery to Trustee, Trustee shall cause said notice to be filed for record.

               (2) After the lapse of such time as may then be required by law following the recordation of said Notice of Breach and Election to Sell, and notice of sale having been given as then required by law, including compliance with all applicable Gaming Laws, Trustee without demand on Trustor, shall sell the Trust

          Estate or any portion thereof at the time and place fixed by it in said notice, either as a whole or in separate parcels, and in such order as it may determine, at public auction to the highest bidder, of cash in lawful money of the United States payable at the time of sale. Trustee may, for any cause it deems expedient, postpone the sale of all or any portion of said property until its shall be completed and, in every case, notice of postponement shall be given by public announcement thereof at the time and place last appointed for the sale and from time to time thereafter Trustee may postpone such sale by public announcement at the time fixed by the preceding postponement. Trustee shall execute and deliver to the purchaser its Deed, Bill of Sale, or other instrument conveying said property so sold, but without any covenant or warranty, express or implied. The recitals in such instrument of conveyance of any matters or facts shall be conclusive proof of the truthfulness thereof. Any person, including Beneficiary, may bid at the sale.

               (3) After deducting all costs, fees and expenses of Trustee and of this Deed of Trust, including, without limitation, costs of evidence of title and reasonable attorneys' fees of Trustee or Beneficiary in connection with a sale, Trustee shall apply the proceeds of such sale to payment of all sums expended under the terms hereof not then repaid, with accrued interest at the interest rate on the Notes then to the payment of all other sums then secured hereby and the remainder, if any, to the person or persons legally entitled thereto as provided in NRS 40.462.

               (4) Subject to compliance with applicable Gaming Laws, if any Event of Default occurs, Beneficiary may, either with or without entry or taking possession of the Trust Estate, and without regard to whether or not the indebtedness and other sums secured hereby shall be due and without prejudice to the right of Beneficiary thereafter to bring an action or proceeding to foreclose or any other action for any default existing at the time such earlier action was commenced, proceed by any appropriate action or proceeding: (1) to enforce payment of the Notes, to the extent permitted by law, or the performance of any term hereof or any other right; (2) to foreclose this Deed of Trust in any manner provided by law for the foreclosure of mortgages or deeds of trust on real property and to sell, as an entirety or in separate lots or parcels, the Trust Estate or any portion thereof pursuant to the laws of the State of Nevada or under the judgement or decree of a court or courts of competent jurisdiction, and Beneficiary shall be entitled to recover in any such proceeding all costs and expenses incident thereto, including reasonable attorneys' fees in such amount as shall be awarded by the court; (3) to exercise any or all of the rights and remedies available to it under the Indenture; and (4) to pursue any other remedy available to it. Beneficiary shall take action either by such proceedings or by the exercise of its powers with respect to entry or taking possession, or both, as Beneficiary may determine.

               (5) The remedies described in this Section 4.5 may be exercised with respect to all or any portion of the Personal Property, either simultaneously with the sale of any real property encumbered hereby or independent thereof. Beneficiary shall at any time be permitted to proceed with respect to all or any portion of the Personal Property in any manner permitted by the UCC and Section 4.178. Trustor agrees that Beneficiary's inclusion of all or any portion of the Personal Property in a sale or other remedy exercised with respect to the real property encumbered hereby, as permitted by the UCC, is a commercially reasonable disposition of such property.

     IV.6.  BENEFICIARY'S RIGHT TO ENTER AND TAKE POSSESSION, OPERATE AND APPLY
            -------------------------------------------------------------------
            INCOME.
            ------

          Subject to the terms and conditions of the Intercreditor Agreement:

               (1) Subject to compliance with applicable Gaming Laws, if an Event of Default occurs, (i) Trustor, upon demand of Beneficiary, shall forthwith surrender to Beneficiary the actual possession and, if and to the extent permitted by law, Beneficiary itself, or by such officers or agents as it may appoint, may enter and take possession of all the Trust Estate including the Personal Property, without liability for trespass, damages or otherwise, and may exclude Trustor and its agents and employees wholly therefrom and may have joint access with Trustor to the books, papers and accounts of Trustor, and
          (ii) Trustor shall pay monthly in advance to Beneficiary on Beneficiary's entry into possession, or to any receiver appointed to collect the Rents, all Rents then due and payable.

               (2) If Trustor shall for any reason fail to surrender or deliver the Trust Estate, the Personal Property or any part thereof after Beneficiary's demand, Beneficiary may obtain a judgment or decree conferring on Beneficiary or Trustee the right to immediate possession or requiring Trustor to deliver immediate possession of all or part of such property to Beneficiary or Trustee and Trustor hereby specifically consents to the entry of such judgment or decree.
          Trustor shall pay to Beneficiary or Trustee, upon demand, all costs and expenses of obtaining such judgment or decree and reasonable compensation to Beneficiary or Trustee, their attorneys and agents, and all such costs, expenses and compensation shall, until paid, be secured by the lien of this Deed of Trust.

               (3) Subject to compliance with applicable Gaming Laws, upon every such entering upon or taking of possession, Beneficiary or Trustee may hold, store, use, operate, manage and control the Trust Estate and conduct the business thereof, and, from time to time in its sole and absolute discretion and without being under any duty to so act:

                    (1) make all necessary and property maintenance, repairs, renewals, replacements, additions, betterments and improvements thereto and thereon and purchase or otherwise acquire additional fixtures, personalty and other property;

                    (2)   insure or keep the Trust Estate insured;

                    (3) manage and operate the Trust Estate and exercise all the rights and powers of Trustor in their name or otherwise with respect to the same;

                    (4) enter into agreements with others to exercise the powers herein granted Beneficiary or Trustee, all as Beneficiary or Trustee from time to time may determine; and, subject to the receive all the Rents, including those past due as well as those accruing thereafter; and shall apply the monies so received by Beneficiary or Trustee in such priority as Beneficiary may determine to (1) the payment of interest and principal due and payable on the Notes, (2) the deposits for taxes and assessments and insurance premiums due, (3) the cost of insurance, taxes, assessments and other proper charges upon the Trust Estate or any part thereof; (4) the compensation, expenses and disbursements of the agents, attorneys and other representatives of Beneficiary or Trustee; and (5) any other charges or costs required to be paid by Trustor under the terms hereof.

                    (5) rent or sublet the Trust Estate or any portion thereof for any purpose permitted by this Deed of Trust.

               Beneficiary or Trustee shall surrender possession of the Trust Estate and the Personal Property to Trustor only when all that is due upon such interest and principal, tax and insurance deposits, and all amounts under any of the terms of the Indenture or this Deed of Trust, shall have been paid and all defaults made good. The same right of taking possession, however, shall exist if any subsequent Event of Default shall occur and be continuing.

     IV.7.  LEASES.
            ------

          Beneficiary is authorized to foreclose this Deed of Trust subject to the rights of any tenants of the Trust Estate, and the failure to make any such tenants parties defendant to any such foreclosure proceedings and to foreclose their rights shall not be, nor be asserted by Trustor to be, a defense to any proceedings instituted by Beneficiary to collect the sums secured hereby or to collect any deficiency remaining unpaid after the foreclosure sale of the Trust Estate, or any portion thereof. Unless otherwise agreed by Beneficiary in writing, all Space Leases executed subsequent to the date hereof, or any part thereof, shall be subordinate and inferior to the lien of this Deed of Trust; provided,
                                                     --------
     however that (i) Beneficiary may be required to execute a non-disturbance
     -------
     and attornment agreement in connection with certain lease transactions; and
     (ii) from time to time Beneficiary may execute and record among the land records of the jurisdiction where this Deed of Trust is recorded, subordination statements with respect to such of said Space Leases as Beneficiary may designate in its sole discretion, where by the Space Leases so designated by Beneficiary shall be made superior to the lien of this Deed of Trust for the term set forth in such subordination statement. From and after the recordation of such subordination statements, and for the respective periods as may be set forth therein, the Space Leases therein referred to shall be superior to the lien of this Deed of Trust and shall not be affected by any foreclosure hereof. All such Space Leases shall contain a provision to the effect that the Trustor and Space Lessee recognize the right of Beneficiary to elect and to effect such subordination of this Deed of Trust and consents thereto.

     IV.8.  PURCHASE BY BENEFICIARY.
            -----------------------

          Upon any foreclosure sale (whether judicial or nonjudicial), Beneficiary may bid for and purchase the property subject to such sale and, upon compliance with the terms of sale, may hold, retain and possess and dispose of such property in its own absolute right without further accountability.

     IV.9.  WAIVER OF APPRAISEMENT, VALUATION, STAY, EXTENSION AND REDEMPTION
            -----------------------------------------------------------------
            LAWS.
            ----

          Trustor agrees to the full extent permitted by law that if an Event of Default occurs, neither Trustor nor anyone claiming through or under it shall or will set up, claim or seek to take advantage of any appraisement, valuation, stay, extension or redemption laws now or hereafter in force, in order to prevent or hinder the enforcement or foreclosure of this Deed of Trust or the absolute sale of the Trust Estate or any portion thereof or the final and absolute putting into possession thereof, immediately after such sale, of the purchasers thereof, and Trustor for itself and all who may at any time claim through or under it, hereby waives, to the full extent that it may lawfully so do, the benefit of all such laws, and any and all right to have the assets comprising the Trust Estate marshaled upon any foreclosure of the lien hereof and agrees that Trustee or any court having jurisdiction to foreclose such lien may sell the Trust Estate in part or as an entirety.

     IV.10.  RECEIVER.
             --------

          If an Event of Default occurs, Beneficiary, to the extent permitted by law and in accordance with all applicable Gaming Laws, and subject to the terms and conditions of the Intercreditor Agreement, and without regard to the value, adequacy or occupancy of the security for the indebtedness and other sums secured hereby, shall be entitled as a matter of right if it so elects to the appointment of a receiver to enter upon and take possession of the Trust Estate and to collect all Rents and apply the same as the court may direct, and such receiver may be appointed by any court of competent jurisdiction upon application by Beneficiary. Beneficiary may have a receiver appointed and shall promptly notify Trustor of such appointment of a receiver, and Beneficiary may have a receiver appointed and shall promptly notify Trustor of such appointment of a receiver, and Beneficiary may waive any requirement that the receiver post a bond; provided, however, that failure to notify Trustor or any other third party shall not affect the enforceability of any actions taken by the receiver. Beneficiary shall have the power to designate and select the Person who shall serve as the receiver and to negotiate all terms and conditions under which such receiver shall serve. Any receiver appointed on Beneficiary's behalf may be an Affiliate of Beneficiary. The expenses, including receiver's fees, attorneys' fees, costs and agent's compensation, incurred pursuant to the powers herein contained shall be secured by this Deed of Trust. The right to enter and take possession of and to manage and operate the Trust Estate and to collect all Rents, whether by a receiver or otherwise, shall be cumulative to any other right or remedy available to Beneficiary under this Deed of Trust, the Indenture or otherwise available to Beneficiary and may be exercised concurrently therewith or independently thereof. Beneficiary shall be liable to account only for such Rents (including, without limitation, security deposits) actually received by Beneficiary, whether received pursuant to this section or any other provision hereof. Notwithstanding the appointment of any receiver or other custodian, Beneficiary shall be entitled as pledgee to the possession and control of any cash, deposits, or instruments at the time held by, or payable or deliverable under the terms of this Deed of Trust to, Beneficiary.

     IV.11.  SUITS TO PROTECT THE TRUST ESTATE.
             ---------------------------------

          Subject to the terms and conditions of the Intercreditor Agreement, Beneficiary shall have the power and authority to institute and maintain any suits and proceedings as Beneficiary, in its sole and absolute discretion, may deem advisable (a) to prevent any impairment of the Trust Estate by any acts which may be unlawful or any violation of this Deed of Trust, (b) to preserve or protect its interest in the Trust Estate, or (c) to restrain the enforcement of or compliance with any legislation or other Legal Requirement that may be unconstitutional or otherwise invalid, if the enforcement of or compliance with such enactment, rule or order might impair the security hereunder or be prejudicial to Beneficiary's interest.

     IV.12.  PROOFS OF CLAIM.
             ---------------

          In the case of any receivership, Insolvency, Bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceedings affecting Trustor, any Affiliate or any guarantor, co-maker or endorse or any of Trustor's obligations, its creditors or its property, Beneficiary, to the extent permitted by law, shall be entitled to file such proofs of claim or other documents as it may deem be necessary or advisable in order to have its claims allowed in such proceedings for the entire amount due and payable by Trustor under the Notes or any other Loan Document, at the date of the institution of such proceedings, and for any additional amounts which may become due and payable by Trustor after such date.

     IV.13.  TRUSTOR TO PAY THE NOTES ON ANY DEFAULT IN PAYMENT; APPLICATION OF
             -------------------------------------------------------------------
     MONIES BY BENEFICIARY.
     ---------------------

          (1) In case of a foreclosure sale of all or any part of the Trust Estate and of the application of the proceeds of sale to the payment of the sums secured hereby, Beneficiary shall be entitled to enforce payment from Trustor of any additional amounts then remaining due and unpaid and to recover judgment against Trustor for any portion thereof remaining unpaid, with interest at the interest rate on the Notes, in accordance with NRS
     40.451 et seq.

          (2) Trustor hereby agrees to the extent permitted by law, that no recovery of any such judgment by Beneficiary or other action by Beneficiary and no attachment or levy of any execution upon any of the Trust Estate or any other property shall in any way affect the Lien and security interest of this Deed of Trust upon the Trust Estate or any part thereof or any Lien, rights, powers or remedies of Beneficiary hereunder, but such Lien, rights, powers and remedies shall continue unimpaired as before.

          (3)   Any monies collected or received by Beneficiary under this
     Section 4.13 shall be first applied to the payment of compensation, expenses and disbursements of the agents, attorneys and other representatives of Beneficiary, and the balance remaining shall be applied to the payment of amounts due and unpaid under the Notes.

          (4) The provisions of this section shall not be deemed to limit or otherwise modify the provisions of any guaranty of the indebtedness evidenced by the Notes.

     IV.14.  DELAY OR OMISSION; NO WAIVER.
             ----------------------------

          No delay or omission of Beneficiary or Noteholder to exercise any right, power or remedy upon any Event of Default shall exhaust or impair any such right, power or remedy or shall be construed to waive any such Event of Default or to constitute acquiescence therein. Every right, power and remedy given to Beneficiary whether contained herein or in the Indenture or otherwise available to Beneficiary may be exercised from time to time and as often as may be deemed expedient by Beneficiary.

     IV.15.  NO WAIVER OR ONE DEFAULT TO AFFECT ANOTHER.
             ------------------------------------------

          No waiver of any Event of Default hereunder shall extend to or affect any subsequent or any other Event of Default then existing, or impair any rights, powers or remedies consequent thereon. If Beneficiary or a majority of Noteholders, to the extent applicable under the Indenture, (a) grants forbearance or an extension of time for the payment of any sums secured hereby; (b) takes other or additional security for the payment thereof; (c) waives or does not exercise any right granted in the Notes, the Indenture, this Deed of Trust or any other Loan Document; (d) releases any part of the Trust Estate from the lien or security interest of this Deed of Trust or any other instrument securing the Notes; (e) consents to the filing of any map, plat or replat of the Land; (f) consents to the granting of any easement of the Land; or (g) makes or consents to any agreement changing the terms of this Deed of Trust or any Loan Document subordinating the lien or any charge hereof, no such act or omission shall release, discharge, modify, change or affect the original liability under the Notes, this Deed of Trust or any other Loan Document or otherwise of Trustor, or any subsequent purchaser of the Trust Estate or any part thereof or any maker, co-signer, surety or guarantor. No such act or omission shall preclude Beneficiary from exercising any right, power or privilege herein granted or intended to be granted in case of any Event of Default then existing or of any subsequent Event of Default, nor, except as otherwise expressly provided in an instrument or instruments executed by Beneficiary, shall the lien or security interest of this Deed of Trust be altered thereby, except to the extent expressly provided in any releases, maps, easements or subordinations described in clause (d), (e), (f) or (g) above of this
     Section 4.15. In the event of the sale or transfer by operation of law or otherwise of all or any part of the Trust Estate, Beneficiary, without notice to any person, firm or corporation, is hereby authorized and empowered to deal with any such vendee or transferee with reference to the Trust Estate or the indebtedness secured hereby, or with reference to any of the terms or conditions hereof, as fully and to the same extent as it might deal with the original parties hereto and without in any way releasing or discharging any of the liabilities or undertakings hereunder, or waiving its right to declare such sale or transfer an Event of Default as provided herein. Notwithstanding anything to the contrary contained in this Deed of Trust or any Loan Document, (i) in the case of any non-monetary Event of Default, Beneficiary may continue to accept payments due hereunder without hereby waiving the existence of such or any other Event of Default and (ii) in the case of any monetary Event of Default, Beneficiary may accept partial payments of any sums due hereunder without thereby waiving the existence of such Event of Default if the partial payment is not sufficient to completely cure such Event of Default.

     IV.16.  DISCONTINUANCE OF PROCEEDINGS; POSITION OF PARTIES RESTORED.
             -----------------------------------------------------------

          If Beneficiary shall have proceeded to enforce any right or remedy under this Deed of Trust by foreclosure, entry of judgment or otherwise and such proceedings shall have been discontinued to abandoned for any reason, or such proceedings shall have resulted in a final determination adverse to Beneficiary, then and in every such case Trustor and Beneficiary shall be restored to their former positions and rights hereunder, and all rights, powers and remedies of Beneficiary shall continue as if no such proceedings had occurred or had been taken.

     IV.17.  REMEDIES CUMULATIVE.
             -------------------

          No right, power or remedy, including without limitation remedies with respect to any security for the Notes, conferred upon or reserved to Beneficiary by the Note Guarantees, this Deed of Trust or any other Loan Document is exclusive of any other right, power or remedy, but each and every such right, power and remedy shall be cumulative and concurrent and shall be in addition to any other right, power and remedy given hereunder or under any Loan Document, now or hereafter existing at law, in equity or by statute, and Beneficiary shall be entitled to resort to such rights, powers, remedies or security as Beneficiary shall in its sole and absolute discretion deem advisable, subject to the terms and conditions of the Intercreditor Agreement. The rights and remedies of Beneficiary upon the occurrence of one or more defaults by Trustor may be exercised by Beneficiary, in the sole discretion of Beneficiary, either alternatively, concurrently, or consecutively in any order. The exercise by Beneficiary or Trustee, of any one or more of such rights and remedies shall not be construed to be an election or remedies nor a waiver of any other rights and remedies Beneficiary might have unless, and limited to the extent that, Beneficiary shall so elect or so waive by an instrument in writing delivered to Trustee. Without limiting the generality of the foregoing, to the extent that this Deed of Trust covers the real property and personal property, Beneficiary may, in the sole discretion of Beneficiary, either alternatively, concurrently, or consecutively in any order;

               (1) Proceed as to both the real property, the personal property and other collateral in accordance with Beneficiary's rights and remedies in respect to the real property; or

               (2) Proceed as to the real property in accordance with Beneficiary's rights and remedies in respect to the real property and proceed as to the personal property and other collateral in accordance with Beneficiary's rights and remedies in respect to the personal property and other collateral;

          Beneficiary may in the sole discretion of Beneficiary, appoint Trustee as the agent of Beneficiary for the purpose of disposition of the personal property and other collateral in accordance with the Nevada Uniform Commercial Code--Secured Transactions.

          If Beneficiary should elect to proceed as to both the real property, the personal property and other collateral in accordance with Beneficiary's rights and remedies in respect to real property;

               (a) All the real property and all the personal property and other collateral may be sold, in the manner and at the time and place provided in this Deed of Trust, in one lot, or in separate lots consisting of any combination or combinations of the real property, the personal property, and other collateral, as the Beneficiary may elect, in the sole discretion of Beneficiary.

               (b) Trustor acknowledges and agrees that a disposition of the personal property and other collateral in accordance with Beneficiary's rights and remedies in respect to real property, as hereinabove provided, is a commercially reasonable disposition of the collateral.

          If the Beneficiary should elect to proceed as to the personal property and other collateral in accordance with Beneficiary's rights and remedies in respect to personal property and other collateral, Beneficiary shall have all the rights and remedies conferred on a secured party by NRS
     104.9501 to NRS 104.9507, both inclusive.

     IV.18.  INTEREST AFTER EVENT OF DEFAULT.
             -------------------------------

          If an Event of Default shall have occurred and is continuing, all sums outstanding and unpaid under the Notes and this Deed of Trust shall bear interest at the interest rate on the Notes until such Event of Default has been cured. Trustor's obligation to pay such interest shall be secured by this Deed of Trust.

     IV.19.  FORECLOSURE; EXPENSES OF LITIGATION.
             -----------------------------------

          If Trustee forecloses, reasonable attorneys' fees for services in the supervision of said foreclosure proceeding shall be allowed to the Trustee and Beneficiary as part of the foreclosure costs. In the event of foreclosure of the lien hereof, there shall be allowed and included as additional indebtedness all reasonable expenditures and expenses which may be paid or incurred by or on behalf of Beneficiary for attorneys fees, appraiser's fees, outlays for documentary and expert evidence, stenographers' charges, publication costs, and costs (which may be estimated as to items to be expended after foreclosure sale or entry of the decree) of procuring all such abstracts of title, title searches and examinations, title insurance policies and guarantees, and similar data and assurances with respect to title as Beneficiary may deem reasonably advisable either to prosecute such suit or to evidence to a bidder at any sale which may be had pursuant to such decree the true condition of the title to or the value of the Trust Estate or any portion thereof. All expenditures and expenses of the nature in this section mentioned, and such expenses and fees as may be incurred in the protection of the Trust Estate and the maintenance of the lien and security interest of this Deed of Trust, including the fees of any attorney employed by Beneficiary in any litigation or proceeding affecting this Deed of Trust or any Loan Document, the Trust Estate or any portion thereof, including, without limitation, civil, probate, appellate and bankruptcy proceedings, or in preparation for the commencement or defense of any proceeding or threatened suit or proceeding, shall be immediately due and payable by Trustor, with interest thereon at the interest rate on the Notes, and shall be secured by this Deed of Trust. Trustee waives its right to any statutory fee in connection with any judicial or nonjudicial foreclosure of the lien hereof and agrees to accept a reasonable fee for such services.

     IV.20.  DEFICIENCY JUDGMENTS.
             --------------------

          If after foreclosure of this Deed of Trust or Trustee's sale hereunder, there shall remain any deficiency with respect to any amounts payable under the Notes or hereunder or any amounts secured hereby, and Beneficiary shall institute any proceedings to recover such deficiency or deficiencies, all such amounts shall continue to bear interest at the interest rate on the Notes. Trustor waives any defense to Beneficiary's recovery against Trustor of any deficiency after any foreclosure sale of the Trust Estate. Trustor expressly waives any defense or benefits that may be derived from any statute granting Trustor any defense to any such recovery by Beneficiary. In addition, Beneficiary and Trustee shall be entitled to recovery of all of their reasonable costs and expenditures (including without limitation any court imposed costs) in connection with such proceedings, including their reasonable attorneys' fees, appraisal fees and the other costs, fees and expenditures referred to in Section 4.19 above. This provision shall survive any foreclosure or sale of the Trust Estate, any portion thereof and/or the extinguishment of the lien hereof.

     IV.21.  WAIVER OF JURY TRIAL.
             --------------------

          To the fullest extent permitted by law, Beneficiary and Trustor each waive any right to have a jury participate in resolving any dispute whether sounding in contract, tort or otherwise arising out of, connected with, related to or incidental to the relationship established between them in connection with the Notes, this Deed of Trust or any other Loan Document. Any such dispute shall be resolved in a bench trial without a jury.

     IV.22.  EXCULPATION OF BENEFICIARY.
             --------------------------

          The acceptance by Beneficiary of the assignment contained herein with all of the rights, powers, privileges and authority created hereby shall not, prior to entry upon and taking possession of the Trust Estate by Beneficiary, be deemed or construed to make Beneficiary a "mortgagee in possession"; nor thereafter or at any time or in any event obligate Beneficiary to appear in or defend any action or proceeding relating to the Space Leases, the Rents or the Trust Estate, or to take any action hereunder or to expend any money or incur any expenses or perform or discharge any obligation, duty or liability under any Space Lease or to assume any obligation or responsibility for any security deposits or other deposits except to the extent such deposits are actually received by Beneficiary, nor shall Beneficiary, prior to such entry and taking, be liable in any way for any injury or damage to person or property sustained by any Person in or about the Trust Estate.

                                   ARTICLE V

                    RIGHTS AND RESPONSIBILITIES OF TRUSTEE;
                     OTHER PROVISIONS RELATING TO TRUSTEE
                     ------------------------------------

     Notwithstanding anything to the contrary in this Deed of Trust, Trustor and Beneficiary agree as follows.

     V.1.  EXERCISE OF REMEDIES BY TRUSTEE.
           -------------------------------

          To the extent that this Deed of Trust or applicable law, including all applicable Gaming Laws, authorizes or empowers Beneficiary to exercise any remedies set forth in Article Four hereof or otherwise, or perform any acts in connection therewith, Trustee (but not to the exclusion of Beneficiary unless so required under the law of the State of Nevada) shall have the power to exercise any or all such remedies, and to perform any acts provided for in this Deed of Trust in connection therewith, all for the benefit of Beneficiary and on Beneficiary's behalf in accordance with applicable law of the State of Nevada. In connection therewith, Trustee:
     (a) shall not exercise, or waive the exercise of, any Beneficiary's Remedies (other than any rights or Trustee to any indemnity or reimbursement), except at Beneficiary's request, and (b) shall exercise, or waive the exercise of, any or all of Beneficiary's remedies at Beneficiary's request, and in accordance with Beneficiary's directions as to the manner of such exercise or waiver. Trustee may, however, decline to follow Beneficiary's request or direction if Trustee shall be advised by counsel that the action or proceeding, or manner thereof, so directed may not lawfully be taken or waived.

     V.2.  RIGHTS AND PRIVILEGES OF TRUSTEE.
           --------------------------------

     To the extent that this Deed of Trust requires Trustor to indemnify Beneficiary or reimburse Beneficiary for any expenditures Beneficiary may incur, Trustee shall be entitled to the same indemnity and the same rights to reimbursement of expenses as Beneficiary, subject to such limitations and conditions as would apply in the case of Beneficiary. To the extent that this Deed of Trust negates or limits Beneficiary's liability as to any matter, Trustee shall be entitled to the same negation or limitation of liability. To the extent that Trustor, pursuant to this Deed of Trust, appoints Beneficiary as Trustor's attorney in fact for any purpose, Beneficiary or (when so instructed by Beneficiary) Trustee shall be entitled to act on Trustor's behalf without joinder or confirmation by the other.

     V.3.  RESIGNATION OR REPLACEMENT OF TRUSTEE.
           -------------------------------------

          Trustee may resign by an instrument in writing addressed to Beneficiary, and Trustee may be removed at any time with or without cause (i.e., in Beneficiary's sole and absolute discretion) by an instrument in writing executed by Beneficiary. In case of the death, resignation, removal or disqualification of Trustee or if for any reason Beneficiary shall deem it desirable to appoint a substitute, successor or replacement Trustee to act instead of Trustee originally named (or in place of any substitute, successor or replacement Trustee), then Beneficiary shall have the right and is hereby authorized and empowered to appoint a successor, substitute or replacement Trustee, without any formality other than appointment and designation in writing executed by Beneficiary, which instrument shall be recorded if required by the law of the State of Nevada. The law of the State of Nevada shall govern the qualifications of any Trustee. The authority conferred upon Trustee by this Deed of Trust shall automatically extend to any and all other successor, substitute and replacement Trustee(s) successively until the Secured Obligations have been paid in full or the Trust Estate has been sold hereunder or released in accordance with the provisions of the Loan Documents. Beneficiary's written appointment and designation of any Trustee shall be full evidence of Beneficiary's right and authority to make the same and of all facts therein recited. No confirmation, authorization, approval or other action by Trustor shall be required in connection with any resignation or other replacement of Trustee.

     V.4.  AUTHORITY OF BENEFICIARY.
           ------------------------

          If Beneficiary is a banking corporation, state banking corporation or a national banking association and the instrument of appointment of any successor replacement Trustee is executed on Beneficiary's behalf by an officer of such corporation, state banking corporation or national banking association, then such appointment shall be conclusively presumed to be executed with authority and shall be valid and sufficient without proof of any action by the board of directors or any superior officer of Beneficiary.

     V.5.  EFFECT OF APPOINTMENT OF SUCCESSOR TRUSTEE.
           ------------------------------------------

          Upon the appointment and designation of any successors, substitute or replacement Trustee, Trustee's entire estate and title in the Trust Estate shall vest in the designated successor, substitute or replacement Trustee. Such successor, substitute or replacement Trustee shall thereupon succeed to and shall hold, possess and execute all the rights, powers, privileges, immunities and duties herein conferred upon Trustee. All references herein to Trustee shall be deemed to refer to Trustee (including any successor or substitute appointed and designated as herein provided) from time to time acting hereunder.

     V.6.  CONFIRMATION OF TRANSFER AND SUCCESSION.
           ---------------------------------------

          Upon the written request of Beneficiary or of any successor, substitute or replacement Trustee, any former Trustee ceasing to act shall execute and deliver an instrument transferring to such successor, substitute or replacement Trustee all of the right, title, estate and interest in the Trust Estate of Trustee so ceasing to act, together with all the rights, powers, privileges, immunities and duties herein conferred upon Trustee, and shall duly assign, transfer and deliver all properties and moneys held by said Trustee hereunder to said successor, substitute or replacement Trustee.

     V.7.  RATIFICATION.
           ------------

          Trustor hereby ratifies and confirms any and all acts that any Trustee may take or perform by virtue of this Deed of Trust.

     V.8.  EXCULPATION.
           -----------

          Trustee shall not be liable for any error of judgment or act done by Trustee in good faith, or otherwise be responsible or accountable under any circumstances whatsoever, except for Trustee's gross negligence, willful misconduct or knowing violation of law. Trustee shall have the right to rely on any instrument, document or signature authorizing or supporting any action taken or proposed to be taken by it hereunder, believed by it in good faith to be genuine. All moneys received by Trustee shall, until used or applied as herein provided, by held in trust for the purposes for which they were received, but need not be segregated in any manner from any other moneys (except to the extent required by law). Trustee shall be under no liability for interest on any moneys received by it hereunder.

     V.9.  ENDORSEMENT AND EXECUTION OF DOCUMENTS.
           --------------------------------------

          Upon Beneficiary's written request, Trustee shall, without liability or notice to Trustor, execute, consent to, or join in any instrument or agreement in connection with or necessary to effectuate the purposes of the Loan Documents. Trustor hereby irrevocably designates Trustee as its attorney in fact to execute, acknowledge and deliver, on Trustor's behalf and in Trustor's name, all instruments or agreements necessary to implement any provision(s) of this Deed of Trust or to further perfect the lien created by this Deed of Trust on the Trust Property. This power of attorney shall be deemed to be coupled with an interest and shall survive any disability of Trustor.

     V.10.  MULTIPLE TRUSTEES.
            -----------------

          If Beneficiary appoints multiple trustees, then any Trustee, individually may exercise all powers granted to Trustee under this instrument, without the need for action by any other Trustee(s).

               (1)   TERMS OF TRUSTEE'S ACCEPTANCE.  Trustee accepts the trust
                     -----------------------------
          created by this Deed of Trust upon the following terms and conditions:

               (2)   DELEGATION.  Trustee may exercise any of its powers through
                     ----------
          appointment attorney(s) in fact or agents.

               (3) SECURITY. Trustee shall be under no obligation to take any action upon any Event of Default unless furnished security or indemnity, in form satisfactory to Trustee, against costs, expenses and liabilities that the Trustee may incur.

               (4) COSTS AND EXPENSES. Trustor shall reimburse Trustee, as part of the Obligations secured hereunder, for all reasonable disbursements and expenses (including reasonable legal fees and expenses) incurred by reason of and as provided for in this Deed of Trust, including any of the foregoing incurred in Trustee's administering and executing the trust created by this Deed of Trust and performing Trustee's duties and exercising Trustee's powers under this Deed of Trust.

               (5)   RELEASE.  Pursuant to the terms in this Section 5.11(d) and
          Section 6.10, upon payment of the Obligations secured hereunder, Beneficiary shall request Trustee to reconvey this Deed of Trust and shall surrender all the Obligations secured hereunder to Trustee. Trustee shall release this Deed of Trust without charge to Trustor. Trustor shall pay all costs of recordation, if any.

                                  ARTICLE VI

                           MISCELLANEOUS PROVISIONS
                           ------------------------

     VI.1.  HEIRS, SUCCESSORS AND ASSIGNS INCLUDED IN PARTIES.
            -------------------------------------------------

          Whenever one of the parties hereto is named or referred to herein, the heirs, successors and assigns of such party shall be included, and subject to the limitations set forth in Section 1.10, all covenants and agreements contained in this Deed of Trust, by or on behalf of Trustor or Beneficiary shall bind and inure to the benefit of its heirs, successors and assigns, whether so expressed or not.

     VI.2.  ADDRESSES FOR NOTICES, ETC.
            --------------------------

          Any notice, report, demand or other instrument authorized or required to be given or furnished under this Deed of Trust to Trustor or Beneficiary shall be deemed given or furnished (i) when addressed to the party intended to receive the same, at the address of such party set forth below, and delivered at such address or (ii) three (3) days after the same is deposited in the United States mail as first class certified mail, return receipt requested, postage prepaid, whether or not the same is actually received by such party:

      Beneficiary:  Firstar Bank of Minnesota, N.A.
                    101 East Fifth Street
                    St. Paul, Minnesota 55101-1860
                    Telecopier No.:  (612) 229-6415
                    Attention:  Corporate Trust Department

      Trustor:      Coast Hotels and Casinos, Inc.
                    4500 West Tropicana Avenue
                    Las Vegas, Nevada 89103
                    Attn:  Michael Gaughan
                    Ph: (702) 365-7111
                    FAX: (702) 365-7566

     With a copy to:  Leavitt, Sully & Rivers
                      601 East Bridger Avenue
                      Las Vegas, Nevada  89101
                      Ph:  (702) 382-5111
                      FAX:  (702) 382-2892
                      Attn:  K. Michael Leavitt

     Trustee:         National Title Company
                      714 E. Sahara Avenue
                      Las Vegas, Nevada  89104
                      Attention:  C.H. Bouchard
                      Tel: (702) 737-3366
                      FAX:  (702) 737-9255

     VI.3.  CHANGE OF NOTICE ADDRESS.
            ------------------------

          Any person may change the address to which any such notice, report, demand or other instrument is to be delivered or mailed to that person, by furnishing written notice of such change to the other party, but no such notice of change shall be effective unless and until received by such other party

     VI.4.  HEADINGS.
            --------

          The headings of the articles, sections, paragraphs and subdivisions of this Deed of Trust are for convenience of reference only, are not to be considered a part hereof, and shall not limit or expand or otherwise affect any of the terms hereof.

     VI.5.  INVALID PROVISIONS TO AFFECT NO OTHERS.
            --------------------------------------

          In the event that any of the covenants, agreements, terms or provisions contained herein or in the Notes, the Indenture or any other Loan Document shall be invalid, illegal or unenforceable in any respect, the validity of the lien hereof and the remaining covenants, agreements, terms or provisions contained herein or in the Notes, the Indenture, the Note Guarantees or any other Loan Document shall be in no way affected, prejudiced or disturbed thereby. To the extent permitted by law, Trustor waives any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

     VI.6.  CHANGES AND PRIORITY OVER INTERVENING LIENS.
            -------------------------------------------

          Neither this Deed of Trust nor any term hereof may be changed, waived, discharged or terminated orally, or by any action or inaction, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. Any agreement hereafter made by Trustor and Beneficiary relating to this Deed of Trust shall be superior to the rights of the holder of any intervening lien or encumbrance.

     VI.7.  ESTOPPEL CERTIFICATES.
            ---------------------

          Within ten Business Days after Beneficiary's written request, Trustor shall from time to time execute a certificate, in recordable form (an "Estoppel Certificate"), stating, except to the extent it would be inaccurate to so state: (a) the current amount of the Obligations secured hereunder and all elements thereof, including principal, interest, and all other elements; (b) Trustor has no defense, offset, claim, counterclaim, right of recoupment, deduction, or reduction against any of the Obligations secured hereunder; (c) non of the Loan Documents have been amended, whether orally or in writing; (d) Trustor has no claims against Beneficiary of any kind: (e) any Power of Attorney granted to Beneficiary is in full force and effect; and (f) such other matters relating to this Deed of Trust, any Loan Documents and the relationship of Trustor and Beneficiary shall request.
     In addition, the Estoppel Certificate shall set forth the reasons why it would be inaccurate to make any of the foregoing assurances ("a" through "f").

     VI.8.  GOVERNING LAW.
            -------------

          This Deed of Trust shall be construed, interpreted, enforced and governed by and in accordance with the laws of the State of Nevada, without regard to its choice of law provisions.

     VI.9.  REQUIRED NOTICES.
            ----------------

          Trustor shall notify Beneficiary promptly of the occurrence of any of the following and shall immediately provide Beneficiary a copy of the notice or documents referred to: (i) receipt of notice from any Governmental Authority relating to all or any material part of the Trust Estate if such notice relates to a default, or act, omission or circumstances which would result in a default after notice or passage of time or both; (ii) receipt of any notice from any tenant leasing all or any material portion of the Trust Estate if such notice relates to a default or act, omission or circumstance which would result in a default after notice or passage of time or both; (iii) receipt of notice from the holder of any Permitted Lien relating to a default or act, omission or circumstance which would result in a default after notice or passage of time or both; (iv) the commencement of any proceedings or the entry of any judgment, decree or order materially affecting all or any portion of the Trust Estate or which involve the potential liability of Trustor or its Affiliates in an amount in excess of $25,000,000 (other than for personal injury actions and related property damage suits which have been acknowledged by the insurer to be covered by such insurance); or (v) commencement of any judicial or administrative proceedings or the entry of any judgment, decree or order by or against or otherwise affecting Trustor or any Affiliate of Trustor, a material portion of the Trust Estate, or a material portion of the Personal Property, or any other action by any creditor or lessor thereof as a result of any default under the terms of any lease.

     VI.10.  RECONVEYANCE.
             ------------

          Upon written request of Beneficiary stating that all sums secured hereby have been paid, and upon surrender of this Deed of Trust to Trustee for cancellation and retention and upon payment of its fees, Trustee shall reconvey, without warranty, the property then held hereunder. The recitals in such reconveyance of any matters or facts shall be conclusive proof of the truthfulness thereof. The grantee in such reconveyance may be described as "the person or persons legally entitled thereto."

     VI.11.  ATTORNEYS' FEES.
             ---------------

          Without limiting any other provision contained herein, Trustor agrees to pay all costs of Beneficiary or Trustee incurred in connection with the enforcement of this Deed of Trust or the taking of this Deed of Trust as security for the repayment of the Notes, including without limitation all reasonable attorneys' fees whether or not suit is commenced, and including, without limitation, fees incurred in connection with any probate, appellate, bankruptcy, deficiency or any other litigation proceedings, all of which sums shall be secured hereby.

     VI.12.  LATE CHARGES.
             ------------

          By accepting payment of any sum secured hereby after its due date, Beneficiary does not waive its right to collect any late charge thereon or interest thereon at the interest rate on the Notes, if so provided, not then paid or its right either to require prompt payment when due of all other sums so secured or to declare default for failure to pay any amounts not so paid.

     VI.13.  COST OF ACCOUNTING.
             ------------------

          Trustor shall pay to Beneficiary, for and on account of the preparation and rendition of any accounting, which Trustor may be entitled to require under any law or statute now or hereafter providing therefor, the reasonable costs thereof.

     VI.14.  RIGHT OF ENTRY.
             --------------

          Subject to compliance with applicable Gaming Laws, Beneficiary may at any reasonable time or times make or cause to be made entry upon and inspections of the Trust Estate or any part thereof in person or by agent; provided that Beneficiary shall use its best efforts not to interfere with Trustor's operations on the Property.

     VI.15.  CORRECTIONS.
             -----------

          Trustor shall, upon request of Trustee, promptly correct any defect, error or omission which may be discovered in the contents of this Deed of Trust or in the execution or acknowledgment hereof, and shall execute, acknowledge and deliver such further instruments and do such further acts as may be necessary or as may be reasonably requested by Trustee to carry out more effectively the purposes of this Deed of Trust, to subject to the lien and security interest hereby created any of Trustor's properties, rights or interest covered or intended to be covered hereby, and to perfect and maintain such lien and security interest.

     VI.16.  STATUTE OF LIMITATIONS.
             ----------------------

          To the fullest extent allowed by the law, the right to plead, use or assert any statute of limitations as a plea or defense or bar of any kind, or for any purpose, to any debt, demand or obligation secured or to be secured hereby, or to any complaint or other pleading or proceeding filed, instituted or maintained for the purpose of enforcing this Deed of Trust or any rights hereunder, is hereby waived by Trustor.

     VI.17.  SUBROGATION.
             -----------

          Should the proceeds of the loan made by Beneficiary to Trustor, repayment of which is hereby secured, or any part thereof, or any amount paid out or advanced by Beneficiary, be used directly or indirectly to pay off, discharge, or satisfy, in whole or in part, any prior or superior lien or encumbrance upon the Trust Estate, or any part thereof, then, as additional security hereunder, Trustee, on behalf of Beneficiary, shall be subrogated to any and all rights, superior titles, liens, and equities owned or claimed by any owner or holder of said outstanding liens, charges, and indebtedness, however remote, regardless of whether said liens, charges, and indebtedness are acquired by assignment or have been released of record by the holder thereof upon payment.

     VI.18.  JOINT AND SEVERAL LIABILITY.
             ---------------------------

          All obligations of Trustor hereunder, if more than one, are joint and several. Recourse for deficiency after sale hereunder may be had against the property of Trustor, without, however, creating a present or other lien or charge thereon.

     VI.19.  CONTEXT.
             -------

          In this Deed of Trust, whenever the context so requires, the neuter includes the masculine and feminine, and the singular including the plural, and vice versa.

     VI.20.  TIME.
             ----

          Time is of the essence of each and every term, covenant and condition hereof. Unless otherwise specified herein, any reference to "days" in this Deed of Trust shall be deemed to mean "calendar days."

     VI.21.  INTERPRETATION.
             --------------

          As used in this Deed of Trust unless the context clearly requires otherwise: The terms "herein" or "hereunder" and similar terms without reference to a particular section shall refer to the entire Deed of Trust and not just to the section in which such terms appear; the term "lien" shall also mean a security interest, and the term "security interest" shall also mean a lien.

     VI.22.  EFFECT OF NRS (S) 107.030.
             -------------------------

          To the extent not inconsistent herewith, the provisions of NRS (S)
     107.030 are included herein by reference.

     VI.23.  AMENDMENTS.
             ----------

          This Deed of Trust cannot be waived, changed, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of any waiver, change, discharge or termination is sought and only as permitted by the provisions of the Indenture.

     VI.24.  NO CONFLICTS.
             ------------

          In the event that any of the provisions contained herein conflict with the Security Agreement, the provisions contained in the Security Agreement shall prevail.

     VI.25.  INTERCREDITOR AGREEMENT.
             -----------------------

          Notwithstanding anything herein to the contrary, all rights and remedies of Beneficiary under this Deed of Trust are expressly subject to the terms and conditions of the Intercreditor Agreement.

                                  ARTICLE VII

                               POWER OF ATTORNEY
                               -----------------

     VII.1.  GRANT OF POWER.
             --------------

          Trustor irrevocably appoints Beneficiary and any successor thereto as its attorney-in-fact, with full power and authority, including the power of substitution, exercisable only during the continuance of an Event of Default to act for Trustor in its name, place and stead as hereinafter provided:

     VII.2.  POSSESSION AND COMPLETION.
             -------------------------

          To take possession of the Land and the Resorts, remove all employees, contractors and agents of Trustor therefrom, complete or attempt to complete the work of construction of the Orleans Hotel and Casino, and market, sell or lease the Land and the Resorts.

     VII.3.  PLANS AND SPECIFICATIONS.
             ------------------------

          To make such additions, changes and corrections in the current Plans and Specifications as may be necessary or desirable, in Beneficiary's reasonable discretion, or as it deems proper to complete the restoration of the Resorts.

     VII.4.  EMPLOYMENT OF OTHERS.
             --------------------

          To employ such contractors, subcontractors, suppliers, architects, inspectors, consultants, property managers and other agents as Beneficiary, in its discretion, deems proper for the restoration of the Resorts, for the protection or clearance of title to the Land or Personal Property, or for the protection of Beneficiary's interests with respect thereto.

     VII.5.  SECURITY GUARDS.
             ---------------

          To employ watchmen to protect the Land and the Resorts from injury.

     VII.6.  COMPROMISE CLAIMS.
             -----------------

          To pay, settle or compromise all bills and claims then existing or thereafter arising against Trustor, which Beneficiary, in its discretion, deems proper for the protection or clearance of title to the Land or Personal Property, or for the protection of Beneficiary's interests with respect thereto.

     VII.7.  LEGAL PROCEEDINGS.
             -----------------

          To prosecute and defend all actions and proceedings in connection with the Land or the Resorts.

     VII.8.  OTHER ACTS.
             ----------

          To execute, acknowledge and deliver all other instruments and documents in the name of Trustor that are necessary or desirable, to exercise Trustor's rights under all contracts concerning the Land or the Resorts, including, without limitation, under any Space Leases, and to do all other acts with respect to the Land or the Resorts that Trustor might do on its own behalf, as Beneficiary, in its reasonable discretion, deems proper.

     IN WITNESS WHEREOF, Trustor has executed this Deed of Trust, Assignment of Rents, Leases and Security Agreement the day and year first above written.

                              COAST HOTELS AND CASINOS, INC.
                              a Nevada corporation,
                              as Trustor


                              By:   /s/  Harlan D. Braaten
                                 ------------------------------------
                              Name:    Harlan D. Braaten
                              Title:   President & COO

STATE OF NEVADA     )
                    ) ss:
COUNTY OF CLARK     )

          On this ____ day of November, 1997, personally appeared before me, a notary public, _____________________, personally known or proven to me to be the person whose name is subscribed to the above instrument who acknowledged that he executed the instrument.


                                    _________________________________
                                    NOTARY PUBLIC

                                 SCHEDULE "A-1"

PARCEL I:

The South Half (S1/2) of the Southeast Quarter (SE1/4) of the Southeast Quarter (SEI/4) of Section 18, Township 21 South, Range 61 East, M.D.B. & M.

EXCEPTING THEREFROM the Easterly 50 feet as conveyed to the County of Clark for road and public utility purposes as disclosed by Document No. 1060811 in Book 1101, recorded August 14, 1979, Official Records, Clark County, Nevada.

FURTHER EXCEPTING THEREFROM those portions of Flamingo Road and Valley View Boulevard a conveyed to Clark County by Document No. 1261245 in Book 1302, recorded October 27, 1980, Official Records, Clark County, Nevada.

PARCEL II:

That portion of the Southeast Quarter (SE1/4) of the Southeast Quarter (SEI/4) of Section 18, Township 21 South, Range 61 East, M.D.B. & M., more particularly described as Lot 2, as shown by Parcel Map in File 52, Page 91, recorded May 20, 1987 in Book 870520 as Document No. 00643, of Official Records, Clark County, Nevada.

                                 SCHEDULE "A-2"

A portion of the southeast Quarter (SE1/4) of the Southwest Quarter (SW1/4) of
Section 18, Township 20 South, Range 61 East, M.D.B. & M., described as follows:

BEGINNING at the Northeast corner of the Southwest Quarter (SW1/4) of Section 18; thence South 1 degree 57' 55" East, along the East line of said Southeast Quarter (SE1/4) of the Southwest Quarter (SW1/4) of Section 18, a distance of
996.86 feet; thence South 89 degrees 26' 34" West, 330 feet; thence South 1 degree 57' 55" East, 279.99 feet to a point 50.00 feet Northerly of, and measured at right angles to the South line of said Section 18; thence South 89 degrees 26' 34" West, parallel with said South line of Section 18 a distance of
50.01 feet; thence South 1 degree 58' 27" East, 20.01 feet to a point 30.00 feet Northerly of, and measured at right angles to said South line of Section 18; thence South 89 degrees 26' 34" West, parallel with said South line of Section 18, a distance of 214.93 feet to a point on the Northeasterly right-of-way of Rancho Drive (U.S. Highway 95), said right-of-way being 62.50 feet Northeasterly of, and measured at right angles to the "O" line as shown on the right-of-way drawings for said U.S. Highway 95; thence North 36 degrees 42' 02" West, parallel with said "O" line, 1600.72 feet to a point on the North line of said Southeast Quarter (SE1/4) of the Southwest Quarter (SW1/4) of Section 18; thence North 89 degrees 17' 52" East, 1507.20 feet to the Point of Beginning.

                                 SCHEDULE "A-3"

PARCEL I:

That portion of the Northwest Quarter (NW1/4) of the Southwest Quarter (SW1/4) of Section 17, Township 21 South, Range 61 East, M.D.B. & M., described as follows:

Lot One (1) as shown by map thereof on File 55 of Parcel Maps, Page 40, in the Office of the County Recorder of Clark County, Nevada recorded January 27, 1988 in Book 880127 as Document No. 530.

PARCEL II:

That portion of the Northwest Quarter (NW1/4) of the Southwest Quarter (SWI/4) of Section 17, Township 21 South, Range 61 East, M.D.B. & M., described as follows:

Lot Two (2) as shown by map thereof on File 55 of Parcel Maps, Page 40, in the Office of the County Recorder of Clark County, Nevada recorded January 27, 1988 in Book 880127 as Document No. 530.

                                 SCHEDULE "A-4"

That portion of the Northwest Quarter (NW1/4) of the Northwest Quarter (NW1/4) of Section 21, Township 21 South, Range 61 East, M.D.M., described as follows:

COMMENCING at the Northwest (NW) corner of said Section 21, South 88 degrees 05' 38" East along the North line of said Section 21, a distance of 155.55 feet to a point on the East line of U.S. Highway No. 91, as conveyed by the Southern Nevada Power Company to the State of Nevada by Deed recorded January 23, 1943 as Document No. 159436, Clark County, Nevada Records, the true point of beginning; thence South 00 degrees 02' East along the said East line, a distance of 200.11 feet to a point; thence South 88 degrees 05' 38" East parallel to the said North line, a distance of 500.00 feet to a point; thence North 00" 02' West parallel to the said East line, a distance of 200.11 feet to a point on the said North line; thence North 88 degrees 05' 38" West along the said North line, a distance of 500.00 feet to. the TRUE POINT OF BEGINNING.

EXCEPTING therefrom the Easterly 30 feet thereof.

Also, a portion of the North 200 feet of the Northwest Quarter (NW1/4) of the Northwest Quarter (NWI/4) of Section 21, Township 21 South, Range 61 East, M.D.M., and being a portion of that certain right-of-way (150 feet wide) granted to the State of Nevada by Southern Nevada Power Co. on January 23, 1943 and recorded as Document No. 159436 in Book 43 of Deeds, Pages 191 and 192, Clark County, Nevada Records. The parcel of land to be conveyed is that portion of the above referred to right-of-way described as follows, to-wit:

Being all of the aforementioned right-of-way lying right or Easterly of a line located 50.00 feet right or Easterly of and parallel to the "0" line centerline of U.S. Highway 91 (S.R.6) as staked and constructed in 1951 and lying right or Easterly of Highway Engineer's Station "0" 934, approximately to Highway Engineer's Station "0" 936, approximately, and being that parcel remised, released and quitclaimed unto the Southern Nevada Power Co. by the State of Nevada, by Quitclaim Deed dated December 20, 1957 and recorded January 10, 1958 as Document No. 122228, Official Records, Book No. 149, Clark County, Nevada.

FURTHER EXCEPTING THEREFROM the interest in and to the South 40 feet of the hereinabove described parcel of land as conveyed to the County of Clark for road purposes by Deed recorded September 9, 1953 as Document No. 413334, Official Records of Clark County, Nevada.

FURTHER EXCEPTING THEREFROM the Northerly Ten (10) feet of the Southerly Fifty
(50) feet, together with that certain radius in the Southwest corner thereof bounded as follows: On the West side by the East line of U.S. Highway 91, on the South side by the North line of the South 50.00 feet and on the Northeast side by the arc of a circle concave to the Northeast having a radius of 25.00 feet that is tangent to the East line of U.S. Highway 91 and tangent to the North line of said South 50.00 feet as conveyed to the County of Clark by Deed recorded November 6, 1985 in Book 2213 as Document No. 2172026.

                                 SCHEDULE "A-5"

A strip of land Two Hundred (200) feet wide along the North line of the Northwest Quarter (NW1/4) of Section Twenty-one (21), Township Twenty-one (21) South of Range Sixty-one (61) East of the M.D.B. & M., particularly described as beginning at the Northwest corner of Section Twenty-one (21); thence East along the North line of said Section to the Northeast corner of the Northwest Quarter (NW114) of said Section; thence South at right angles Two Hundred (200) feet; thence West parallel with the North line of said Section to the West line thereof; thence North Two Hundred (200) feet to the Place of Beginning.

EXCEPTING THEREFROM that portion of the Northwest Quarter (NW1/4) of the Northwest Quarter (NW1/4) of Section 21, Township 21 South, Range 61 East, M.D.M., described as follows:

COMMENCING at the Northwest (NW) corner of said Section 21, South 88 degrees 05' 38" East along the North line of said Section 21, a distance of 155.55 feet to a point on the East line of U.S. Highway No. 91, as conveyed by the Southern Nevada Power Company to the State of Nevada by Deed recorded January 23, 1943 as Document No. 159436, Clark County, Nevada Records, the true point of beginning; thence South 00 degrees 02' East along the said East line, a distance of 200.11 feet to a point; thence South 88 degrees 05' 38" East parallel to the said North line, a distance of 500.00 feet to a point; thence North 00 degrees 02' West parallel to the said East line, a distance of 200.11 feet to a point on the said North line; thence North 88 degrees 05' 38" West along the said North line, a distance of 500.00 feet to the TRUE POINT OF BEGINNING.

Also, a portion of the North 200 feet of the Northwest Quarter (NW1/4) of the Northwest Quarter (NW114) of Section 21, Township 21 South, Range 61 East, M.D.M., and being a portion of that certain right-of-way (150 feet wide) granted to the State of Nevada by Southern Nevada Power Co. on January 23, 1943 and recorded as Document No. 159436 in Book 43 of Deeds, Pages 191 and 192, Clark County, Nevada Records. The parcel of land to be conveyed is that portion of the above referred to right-of-way described as follows, to-wit:

Being all of the aforementioned right-of-way lying right or Easterly of a line located 50.00 feet right or Easterly of and parallel to the "0" line centerline of U.S. Highway 91 (S.R.6) as staked and constructed in 1951 and lying right or Easterly of Highway Engineer's Station "0" 934, approximately to Highway Engineer's Station "0" 936, approximately, and being that parcel remised, released and quitclaimed unto the Southern Nevada Power Co. by the State of Nevada, by Quitclaim Deed dated December 20, 1957 and recorded January 10, 1958 as Document No. 122228, official Records, Book No. 149, Clark County, Nevada.

FURTHER EXCEPTING THEREFROM the interest in and to the South 40 feet of the hereinabove described parcel of land as conveyed to the County of Clark for road purposes by Deed recorded September 9, 1953 as Document No. 413334, Official Records of Clark County, Nevada.

FURTHER EXCEPTING THEREFROM the Northerly Ten (10) feet of the Southerly Fifty
(50) feet, together with that certain radius in the Southwest corner thereof bounded as follows: On the West side by the East line of U.S. Highway 91, on the South side by the North line of the South 50.00 feet and on the Northeast side by the arc of a circle concave to the Northeast having a radius of 25.00 feet that is tangent to the East line of U.S. Highway 91 and tangent to the North line of said South 50.00 feet as conveyed to the County of Clark by Deed recorded November 6, 1985 in Book 2213 as Document No. 2172026.

FURTHER EXCEPTING THEREFROM that portion of land as conveyed to the State of Nevada by Final Order of Condemnation recorded May 30, 1995 in Book 950530 as Document No. 00882 of official Records, Clark County, Nevada.

                                 SCHEDULE "A-6"

The East Half (El/2) of the Southwest Quarter (SW1/4) of Section 19, Township 21 South, Range 61 East, M.D.B. & M.

EXCEPTING THEREFROM the southerly 50 feet as granted to the County of Clark for road, utilities and other public purposes by Document No; 444500, recorded July 7, 1964.

FURTHER EXCEPTING THEREFROM the West Thirty feet (30.00') of said land, together with that certain spandrel area in the Southwest corner thereof, also being the Northeast corner of the intersection of Tropicana Avenue and Cameron Street, bounded as follows: On the South by the North line of the South Fifty feet (50.00'); on the West by the East line of the West Thirty feet (30.00'); and on the Northeast by the arc of a curve concave Northeasterly, having a radius of Twenty-five feet (25.00') and being tangent to the North line of said South Fifty feet (50.00') and to the East line of said West Thirty feet (30.00').

FURTHER EXCEPTING THEREFROM the East Forty feet (40.00') of said land, together with that certain spandrel area in the Southeast corner thereof, also being the Northwest corner of the intersection of Tropicana Avenue and Arville Street, bounded as follows: on the East by the West line of the East Forty feet (40.00'); on the South by the North line of the South Fifty feet (50.00'); and on the Northwest by the arc of a curve concave Northwesterly, having a radius of Twenty-five feet (25.00') and being tangent to the West line of said East Forty feet (40.00'); and to the North line of said South Fifty feet (50.00').

FURTHER EXCEPTING THEREFROM the North Thirty feet (30.00') together with that spandrel area in the Northwest corner thereof, also being the Southeast corner of the intersection of Cameron Street and Harmon Avenue, bounded as follows: On the North by the South line of the North Thirty feet (30.00'); on the West by the East line of the West Thirty feet (30.00'); and on the Southeast by the arc of a curve concave to the Southeast having a radius of Twenty feet (20.00') and being tangent to the South line of said North Thirty feet (30.00') and to the East line of said West Thirty feet (30.00'); also together with that other spandrel area in the Northeast corner thereof being the Southwest corner of the intersection of Harmon Avenue and Arville Street, bounded as follows: On the North by the South line of the North Thirty feet (30.00'); on the East by the East line of the Southwest Quarter (SW1/4) of Section 19; and on the Southwest by the arc of a curve concave to the Southwest having a radius of Twenty-five feet (25.00') and being tangent to the South line of said North Thirty feet (30.00') and to the West line of the East Forty feet (40.00'); and on the South side by the prolongation of a line radial to the curve's point of tangency with the West line of the East Forty feet (40.00'), as conveyed to Clark County for roads and other public purposes by Deed recorded October 21, 1976 as Document No. 630256 and by Deed recorded May 23, 1978 as Document No. 850472 and by Deed recorded February 27, 1986 in Book 860227 as Document No. 00275 and by Deed recorded February 25, 1989 in Book 890225 as Document Nos. 00659 and 00660 and by Deed recorded December 7, 1990 in Book 901207 as Document Nos. 00731 and 00732 of Official Records, Clark County, Nevada.

FURTHER EXCEPTING THEREFROM that portion conveyed to Clark County by Grant, Bargain, Sale Deed recorded November 21, 1996 as Document No. 1951 of Official Records, Clark County, Nevada. More particularly described as follows:

The East Half (E 1/2) of the Southwest Quarter (SW 1/4) of Section 19, Township 21 South, Range 61 East, M.D.M., Clark County, Nevada.

COMMENCING at the centerline intersection of Tropicana Avenue and Cameron Street, thence North 89 degrees 53' 40" East, 370.62 feet to a point on the centerline of Tropicana Avenue, thence North 00 degrees 06' 20" West, 50.00 feet to a point on the existing Northern right-of-way line of Tropicana Avenue, also being the TRUE POINT OF BEGINNING; thence North 00 degrees 06' 20" West, 14.00 feet to a point; thence North 89 degrees 53' 40" East, 120.76 feet to a point on a curve, radius point of said curve is located South 00 degrees 06' 20" East,
266.00 feet from the previous point; thence on a curve to the right, subtending a central angle of 13 degrees 10' 25", and having a radius of 266.00 feet along said curve an arc length of 61.16 feet to a point of compound curvature of a curve to the left. Thence along said curve to the left, subtending a central angle of 13 degrees 10' 25", and having a radius of 266.00 feet an arc length of
61.16 feet to a point of curve located on the existing right-of-way of Tropicana Avenue, thence south 89 degrees 53' 40" West, 242.00 feet to the TRUE POINT OF BEGINNING.

The East Half (E 1/2) of the Southwest Quarter (SW 1/4) of Section 19, Township 21 South, Range 61 East, M.D.M., Clark County, Nevada.

COMMENCING at the centerline intersection of Tropicana Avenue and Cameron Street, thence North 89 degrees 53' 40" East, 572.62 feet to a point on the centerline of Tropicana Avenue, thence North 00 degrees 06' 20" West, 50.00 feet to a point on the existing Northern right-of-way of Tropicana Avenue, also being the TRUE POINT OF BEGINNING; thence North 00 degrees 06' 20" West, 12.00 feet, thence North 89 degrees 53' 40" East, 108.50 feet to a point of curve, radius point of said curve is located South 00 degrees 06' 20" East, 300.00 feet, from the previous point; thence on a curve to the right, subtending a central angle of 11 degrees 29' 50", and having a radius of 300.00 feet along said curve an arc length of 60.20 feet to a point of compound curvature of a curve to the left; subtending a central angle of 12 degrees 28' 13", and having a radius of 300.00 feet, along said curve an arc length of 65.29 feet to a point of curve on the existing right-of-way of Tropicana Avenue; thence South 89 degrees 53' 40" West, 233.19 feet to the TRUE POINT OF BEGINNING.

The East Half (E 1/2) of the Southwest Quarter (SW 1/4) of Section 19, Township 21 South, Range 61 East, M.D.M., Clark County, Nevada.

COMMENCING at the centerline intersection of Tropicana Avenue and Cameron Street, thence North 89 degrees 53' 40" East, 1087.48 feet to a point on the centerline of Tropicana Avenue, thence North 00 degrees 06' 20" West, 50.00 feet to the TRUE POINT OF BEGINNING, located on the existing Northern right-of-way line of Tropicana Avenue, thence North 00 degrees 06' 20" West, 14.00 feet; thence North 89 degrees 53' 40" East, 6.23 feet to a point of curve; radius point of said curve is located South 00 degrees 06' 20" East, 266.00 feet from the previous point; thence along a curve to the right subtending a central angle of 13 degrees 10' 25", and having a radius of 266.00 feet, an arc length of 61.16 feet to a point of compound curvature of a curve to the left; thence along said curve to the left, subtending a central angle of 13 degrees 10' 25", and having a radius of 266.00 feet, an arc length of 61.16 feet to a point on the existing Northern right-of-way of Tropicana Avenue; thence South 89 degrees 53' 40" West, 127.47 feet to the TRUE POINT OF BEGINNING.

The East Half (E 1/2) of the Southwest Quarter (SW 1/4) of Section 19, Township 21 South, Range 61 East, M.D.M., Clark County, Nevada.

COMMENCING at the centerline intersection of Tropicana Avenue and Arville Street; thence North 00 degrees 39' 24" West, 75.63 feet to a point on the centerline of Arville Street; thence South 89 degrees 20' 36" West, 40.00 feet to a point of curve; also being the TRUE POINT OF BEGINNING, on the existing Western right-of-way line of Arville Street, radius point of said curve is located South 89 degrees 20' 36" West, 25.00 feet; from the previous point, thence on a curve to the right, subtending a central angle of 90 degrees 33' 04", and having a radius of 25.00 feet, an arc length of 39.51 feet to a point of curve on the existing Northern right-of-way of Tropicana Avenue; thence South 89 degrees 53' 40" West, 13.00 feet, continuing along the existing Northern right-of-way line of Tropicana Avenue to a point of curve; radius point of said curve is located North 00 degrees 06' 20" West, 25.00 feet from the previous point; thence on a curve to the left subtending a central angle of 90 degrees 33' 04", and having a radius of 25.00 feet, an arc length of 39.51 feet to a point of curve; thence North 00 degrees 39' 24" West, 407.97 feet to a point of curve; radius point of said curve is located North 89 degrees 20' 36" East,
205.00 feet from the previous point; thence along a curve to the right subtending a central angle of 08 degrees 01' 57", and having a radius of 205.00 feet, an arc length of 28.74 feet to a point; thence North 07 degrees 22' 33" East, 64.95 feet to a point of curve; radius point of said curve is located North 82 degrees 37' 27" West, 195.00 feet from the previous point; thence along a curve to the left, subtending a central angle of 08 degrees 01' 57", and having a radius of 195.00 feet an arc length of 27.34 feet to a point of curve on the existing Western right-of-way of Arville Street; thence South 00 degrees 39' 24" East, 528.30 feet to the TRUE POINT OF BEGINNING.

                                   EXHIBIT 1
          (Landlord-Mortgagee Agreement Executed by Empey Enterprises
                         Regarding Barbary Coast Lease)

                                    CONSENT
                                    -------
                                      and
                          LANDLORD-MORTGAGEE AGREEMENT
                          ----------------------------


     THIS CONSENT AND LANDLORD-MORTGAGEE AGREEMENT ("Agreement") is dated November 21, 1997 for purposes of reference only and is entered into by and between FIRSTAR BANK OF MINNESOTA, N.A. (the "Trustee"), EMPEY ENTERPRISES, a Nevada general partnership ("Landlord") and BARBARY COAST HOTEL AND CASINO, a Nevada general partnership ("Lessee").

                                    RECITALS
                                    --------

     A.   Property and Lease.  Landlord is the owner of real property in Clark
          ------------------
County, Nevada, described in Exhibit "A" attached hereto and by this reference incorporated herein (the "Premises"). Landlord and Lessee are parties to a Lease Agreement dated May 1, 1992 relating to the Premises (the "Lease").

     B.   Reorganization.  Lessee and Gold Coast Hotel and Casino, a Nevada
          --------------
limited partnership, intend to reorganize in a transaction (the "Reorganization") in which (i) the assets of Lessee will become the assets of Coast Resorts, Inc., a Nevada corporation ("Resorts") and (ii) Resorts will then immediately transfer and assign those assets to Coast Hotels and Casinos, Inc., a Nevada corporation ("Tenant") in capitalization of Tenant.

     C.   Notes.  It is anticipated that Trustee will be the trustee under an
          -----
Indenture (the "Indenture"), by and among Tenant as issuer, Resorts as guarantor, and Trustee, pursuant to which, Tenant will issue 10 7/8% First Mortgage Notes due 2001 (the "Notes") in a total principal amount not to exceed SIXTEEN MILLION EIGHT HUNDRED THOUSAND DOLLARS ($16,800,000.00).

     D.   Obligations.  In accordance with the anticipated requirements of the
          -----------
Indenture, and as security for the Notes and other obligations of Tenant under the Indenture (the "Obligations"), Tenant intends to execute as trustor and deliver to Trustee, a Leasehold Deed of Trust, Security Agreement and Assignment of Rents and Leases (the "Deed of Trust") encumbering Tenant's leasehold interest in the Premises and the Lease. As additional security for the Obligations, Tenant intends to grant to Trustee a security interest in Tenant's inventory, equipment and other personal property now or hereafter located on the Premises (the "Personal Property").

     E.   Reliance.  Landlord acknowledges and understands that Lessee, Tenant,
          --------
Resorts and Trustee, on behalf of the holders of Notes will rely upon the provisions set forth in this Agreement.

                             CONSENT AND AGREEMENT
                             ---------------------

     In consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

     1.   Consent to Assignment and Deed of Trust.  Landlord hereby consents to
          ---------------------------------------
the assignment by Lessee of Lessee's leasehold interest under the Lease to Resorts and the assignment of that leasehold interest thereafter to Tenant incident to the Reorganization so long as Tenant agrees in writing, for the benefit of Landlord, to assume the terms and conditions of the Lease and Lessee's obligations thereunder. Landlord hereby consents to Tenant's grant to Trustee of a lien on Tenant's leasehold interest in the Premises pursuant to the terms of the Deed of Trust. Landlord agrees that the provisions of Paragraphs 3 through 10 below shall take effect upon the recording of the Deed of Trust. Those provisions shall be solely for the benefit of Trustee, any successor Trustee and the holders of the Notes and shall not inure to the benefit of any other lender, person or entity without Landlord's prior written approval. Those provisions shall expire and become null and void upon (i) full and complete discharge of the obligations secured by the Deed of Trust, (ii) a full reconveyance of the Deed of Trust or (iii) a Foreclosure Transfer (as defined in Paragraph 5).

     2.   Status of Lease.  Landlord certifies that (i) the Lease is in full
          ---------------
force and effect, (ii) no amendment has been made to the Lease, (iii) no default exists under the Lease and (iv) rent and other charges have been paid to the extent payable and have not been prepared more than one year in advance.

     3.   Personal Property.  The Personal Property shall not be deemed to be a
          -----------------
fixture or part of the underlying real estate but shall at all times be considered personal property. Landlord waives and relinquishes any landlord's lien, all rights of levy or constraint, security interest or other interest that Landlord may now or hereafter have in any of the Personal Property, whether for rent or otherwise; provided, however, that nothing in the foregoing shall constitute a waiver or release by Landlord of any right or interest of Landlord in the real property being leased by Landlord under the Lease or the building and site improvements located on that property. Landlord agrees that Trustee, at its option, may enter the Premises for the purpose of repossessing, removing, selling or otherwise dealing with the Personal Property, and such license shall be irrevocable and shall continue without charge for a period of ninety (90) days after the receipt by Trustee of written notice from Landlord directing removal of the Personal Property.

     4.   Notice and Cure Rights.  No notice from Landlord shall be effective
          ----------------------
unless it is also given to Trustee. Any notice of default shall state the nature of the default and shall specify the amounts of rent or other payments claimed to be in default. In the event of a default by Tenant, under the Lease, Landlord shall accept any curative acts undertaken by or at the instigation of Trustee as if undertaken by Tenant. Trustee shall be given notice of any arbitration or other proceeding or dispute between Landlord and Tenant and shall have the right to intervene therein and be made a party thereto. Further, Trustee shall receive notice, and a copy, of any award or decision made in such arbitration or other proceeding. If Landlord shall elect to terminate the Lease by reason of any default of Tenant, Trustee shall have the rights set forth in Exhibit "B" attached hereto and by this reference incorporated herein.

     5.   Assignment.  Tenant's interest in the Lease may be assigned,
          ----------
transferred or conveyed pursuant to judicial or nonjudicial foreclosure or a conveyance in lieu of foreclosure (a "Foreclosure Transfer"). If Trustee is the transferee under a Foreclosure Transfer, Trustee may assign the Lease without Landlord's prior written consent, but if the Lease is so assigned by Trustee without Landlord's prior written consent, Trustee shall be and remain jointly and severally liable with the assignee for any and all liability arising or accruing under the Lease after the date of such assignment, including the obligation to pay rent under the Lease. If Trustee is the transferee under a Foreclosure Transfer and Trustee obtains Landlord's prior written consent to assignment of the Lease as provided in the Lease, upon such assignment, Trustee shall thereupon be released from all prospective liability as tenant under the Lease from and after the date of such assignment so long as (but only so long as) the assignee executes, acknowledges and delivers to Landlord an instrument in writing by which assignee expressly assumes all of the obligations, terms and conditions of the Lease. Notwithstanding anything in the foregoing to the contrary, a Foreclosure Transfer shall not operate to release Tenant from any liability of Tenant under the Lease, and a Foreclosure Transfer shall not operate to release Trustee from any liability as tenant under the Lease for any period during which Trustee has the right to possession of the Premises.

     6.   Extension Options.  If the Deed of Trust is not reconveyed prior to
          -----------------
January 1, 2003, and if Tenant has then failed to exercise its option to extend the term of the Lease beyond May 1, 2003, then after January 31, 2003, but before April 30, 2003, Landlord agrees to accept from Trustee, on behalf of Tenant, the exercise of an option to extend the term of the Lease within the time period set forth in the Lease for such exercise.

     7.   Amendment to Lease and Mortgage by Landlord.  The cancellation,
          -------------------------------------------
surrender or amendment of the Lease by Tenant shall not be effective without the prior written consent of Trustee.

     8.    Insurance and Condemnation Proceeds.  Notwithstanding any provisions
           -----------------------------------
of the Lease to the contrary, any insurance or condemnation proceeds payable to Tenant or the Trustee as a result of damage, destruction or condemnation of any portion of the property or improvements thereto shall be paid to the respective parties in order of priority, for handling in accordance with the terms of the Deed of Trust, up to the amount of the obligations secured by the Deed of Trust. Any remaining proceeds shall be distributed as provided in the Lease. Landlord and Tenant shall not enter into any settlement or adjustment relating to such proceeds without the prior written consent of the Trustee. Nothing in the foregoing is intended to diminish or otherwise affect the amount of condemnation or insurance proceeds payable to Landlord pursuant to the Lease or to diminish or otherwise affect the amount of condemnation or insurance proceeds that would be payable to or for the benefit of Tenant under the Lease absent the Deed of

Trust.

     9.   No Merger.  If Tenant acquires the fee estate in the Premises, the
          ---------
Deed of Trust shall not merge out of existence but instead shall be, become and continue as an encumbrance of the entire interests of Tenant in the Premises.

     10.  Estoppel Certificates.  Within fifteen (15) days after written request
          ---------------------
by Tenant or Trustee, Landlord shall deliver to the requesting party (and any other party identified by the requesting party) an estoppel certificate signed by Landlord in form reasonably designated by the requesting party that certifies as to (i) the rent payable under the Lease, (ii) the term of the Lease and the rights of Tenant, if any, to extend the term of the Lease, (iii) the nature of any defaults by Tenant alleged by Landlord and (iv) any other matters reasonably requested by the requesting party. Within 15 days after written request by Landlord or Trustee, Tenant shall deliver to the requesting party an estoppel certificate signed by Tenant in form reasonably designated by Landlord or Trustee that certifies as to (i) the rent payable under the Lease, (ii) the nature of any defaults by Landlord alleged by Tenant and (iii) any other matters reasonably requested by Landlord.

     11.  Miscellaneous.  This Agreement may not be changed or terminated orally
          -------------
and is binding upon, and inures to the benefit of, the parties hereto and each of their respective successors and assigns. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada. This Agreement may be executed in counterparts.

     IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Consent and Landlord-Mortgagee Agreement to be effective as of the day and year first above written.

EMPEY ENTERPRISES, a Nevada          FIRSTAR BANK OF MINNESOTA, N.A.
general partnership                    as Trustee


By  /s/ Philip H. Empey, Jr,         By  /s/  Frank Leslie, III
  ----------------------------         -------------------------------
Name:  Philip H. Empey, Jr.            Name:  Frank Leslie, III
Title: Managing Partner                Title: Vice President


By    /s/  Nancy Empey Helm
   ---------------------------
Name: Nancy Empey Helm
Title:


COAST HOTELS AND CASINOS, INC.,
a Nevada corporation

By  /s/  Michael Gaughan
  -----------------------------
  MICHAEL GAUGHAN, Chairman of
  the Board and Chief Executive Officer

STATE OF ______________)
                       ) ss.:
COUNTY OF _____________)

     This instrument was acknowledged before me on _________, 199_ by ____________ _________________ as ________ of EMPEY ENTERPRISES, a Nevada
general partnership.

                              ________________________________
                              NOTARY PUBLIC


STATE OF ______________)
                       ) ss.:
COUNTY OF _____________)

     This instrument was acknowledged before me on __________, 199_ by __________ ________________ as _________ of EMPEY ENTERPRISES, a Nevada general partnership.

                              ________________________________
                              NOTARY PUBLIC


STATE OF ______________)
                       ) ss:
COUNTY OF _____________)

     This instrument was acknowledged before me on __________, 199_ by __________ _________________ as _____________ of FIRSTAR BANK OF MINNESOTA, N.A.
as Trustee.
                              _______________________________
                              NOTARY PUBLIC


STATE OF NEVADA  )
                 )  ss.:
COUNTY OF CLARK  )

     This instrument was acknowledged before me on ____________, 199_ by MICHAEL GAUGHAN as Chairman of the Board and Chief Executive Officer of COAST HOTELS AND CASINOS, INC., a Nevada corporation.

                              _______________________________
                              NOTARY PUBLIC

                                  EXHIBIT "A"

That portion of the Northwest Quarter (NW1/4) of the Northwest Quarter (NWI/4) of Section 21, Township 21 South, Range 61 East, M.D.M., described as follows:

COMMENCING at the Northwest (NW) corner of said Section 21, South 88 degrees 05' 38" East along the North line of said Section 21, a distance of 155.55 feet to a point on the East line of U.S. Highway No. 91, as conveyed by the Southern Nevada Power Company to the State of Nevada by Deed recorded January 23, 1943 as Document No. 159436, Clark County, Nevada Records, the true point of beginning; thence South 00 degrees 02' East along the said East line, a distance of 200.11 feet to a point; thence South 88 degrees 05' 38" East parallel to the said North line, a distance of 500.00 feet to a point; thence North 00 degrees 02' West parallel to the said East line, a distance of 200.11 feet to a point on the said North line; thence North 88 degrees 05' 38" West along the said North line, a distance of 500.00 feet to the TRUE POINT OF BEGINNING.

EXCEPTING therefrom the Easterly 30 feet thereof.

Also, a portion of the North 200 feet of the Northwest Quarter (NW1/4) of the Northwest Quarter (NW1/4) of Section 21, Township 21 South, Range 61 East, M.D.M., and being a portion of that certain right-of-way (150 feet wide) granted to the State of Nevada by Southern Nevada Power Co. on January 23, 1943 and recorded as Document No. 159436 in Book 43 of Deeds, Pages 191 and 192, Clark County, Nevada Records. The parcel of land to be conveyed is that portion of the above referred to right-of-way described as follows, to-wit:

Being all of the aforementioned right-of-way lying right or Easterly of a line located 50.00 feet right or Easterly of and parallel to the "0" line centerline of U.S. Highway 91 (S.R.6) as staked and constructed in 1951 and lying right or Easterly of Highway Engineer's Station "0" 934, approximately to Highway Engineer's Station "0" 936, approximately, and being that parcel remised, released and quitclaimed unto the Southern Nevada Power Co. by the State of Nevada, by Quitclaim Deed dated December 20, 1957 and recorded January 10, 1958 as Document No. 122228, Official Records, Book No. 149, Clark County, Nevada.

FURTHER EXCEPTING THEREFROM the interest in and to the South 40 feet of the hereinabove described parcel of land as conveyed to the County of Clark for road purposes by Deed recorded September 9, 1953 as Document No. 413334, Official Records of Clark County, Nevada.

FURTHER EXCEPTING THEREFROM the Northerly Ten (10) feet of the Southerly Fifty
(50) feet, together with that certain radius in the Southwest corner thereof bounded as follows: on the West side by the East line of U.S. Highway 91, on the South side by the North line of the South 50.00 feet and on the Northeast side by the arc of a circle concave to the Northeast having a radius of 25.00 feet that is tangent to the East line of U.S. Highway 91 and tangent to the North line of said South 50.00 feet as conveyed to the County of Clark by Deed recorded November 6, 1985 in Book 2213 as Document No. 2172026.

                                  EXHIBIT "B"

     If Landlord shall elect to terminate the Lease by reason of any default of Tenant, prior to doing so, Landlord agrees to give notice of such election to Tenant and Trustee, specifying the default or defaults of Tenant resulting in such termination and further agrees as follows:

          (a) Trustee may nullify any notice of termination by curing such default prior to the effective date of termination.

          (b) With respect to a termination resulting only from a default or defaults which Trustee reasonably can cure, Trustee may nullify any such notice of termination by doing all of the following:

               (i) Curing or causing to be cured, within forty-five (45) days of such notice, any monetary defaults and any other defaults which are capable of cure within 45 days; and

               (ii) Within 45 days of such notice, commencing to cure or causing the commencement of cure of any other default and thereafter diligently pursuing such cure to completion; and

               (iii) During any cure period, paying or causing to be paid any rent and other monetary obligations of Tenant under the Lease of which Trustee has knowledge, as the same fall due.

          (c) With respect to a termination resulting, in whole or in part, from a default or defaults of Tenant which Trustee cannot reasonably cure, Trustee may postpone and extend the specified date for such termination as fixed by Landlord in its notice of termination, for a period of not more than ninety (90) days; provided that Trustee shall agree with Landlord (by giving a notice to that effect to Landlord) before the effective date of termination, to accomplish the following within the times hereinafter provided and shall, in fact, accomplish the following in a timely manner:

               (i) cure or cause to be cured within forty-five (45) days of such notice any then-existing monetary defaults of which Trustee has knowledge;

               (ii) pay or cause to be paid during such 90-day period (as it may be extended as provided below) any rent and other monetary obligations of Tenant under the Lease of which Trustee has knowledge, as the same fall due;

               (iii) promptly cure or cause to be cured any other defaults that Trustee can cure and of which Trustee has knowledge;

               (iv) take steps to acquire or sell Tenant's interest in the Lease by foreclosure of the Deed of Trust or otherwise; provided that the time period for commencement of such steps shall be extended one day for each day that Trustee is under any statutory or judicial restraint precluding the taking of such steps; and

               (v) prosecute to completion with reasonable diligence the steps commenced pursuant to the preceding clause.

     If, at the end of such 90-day period (as it may be extended), Trustee shall be actively engaged in steps to acquire or sell Tenant's interest in the Lease and is in compliance with the other conditions set forth in clauses
     (i) through (v) above, including the payment of all rent and other monetary obligations of Tenant as they fall due, the time for completion of such steps shall be further extended upon the same conditions for such period as shall be reasonably necessary to complete such steps with reasonable diligence so long as, but only so long as Trustee continues to timely pay or cause to be paid all rent and other monetary obligations of Tenant as they fall due. If Tenant's interest is acquired or sold by foreclosure of the Deed of Trust or otherwise during such 90-day period (as it may be extended), the intended termination of the Lease by Landlord under the subject notice will be automatically nullified, and the Lease will continue as if the notice of termination had never been given so long as Trustee has complied with the conditions set forth in clauses (i) through (v) above and has commenced and is diligently pursuing the cure of all defaults which Trustee can reasonably cure.

          (d) If the Lease, without the consent of Trustee, is terminated for any reason before the end of its stated term, as such stated term may be extended, then Landlord shall, upon written request from Trustee made within sixty (60) days after such termination, enter into a new lease of the Premises with Trustee. The new lease shall be on the same terms and conditions as the Lease (including without limitation any rights or options to extend the term of the Lease or acquire the Premises) and shall have the same priority as the Lease. Landlord's obligation to enter into such a new lease shall be conditioned upon the following: (i) Trustee shall have cured all monetary defaults and commenced, and diligently prosecuted, the cure of all reasonably curable non-monetary defaults and (ii) Trustee shall reimburse Landlord for all reasonable costs and expenses incurred in entering into such new lease.

                                 EXHIBIT 2

(Landlord-Mortgagee Agreement Executed by The Tiberti Company Regarding Orleans Lease)

                                    CONSENT
                                    -------

                                      and

                         LANDLORD-MORTGAGEE AGREEMENT
                         ----------------------------


     THIS CONSENT AND LANDLORD-MORTGAGEE AGREEMENT ("Agreement") is dated and made effective as of November 21, 1997 and is entered into by and between FIRSTAR BANK OF MINNESOTA, N.A. (the "Trustee"), THE TIBERTI COMPANY, a Nevada general partnership ("Landlord") and COAST HOTELS AND CASINOS, INC., a Nevada corporation ("Tenant").


                                 RECITALS
                                 --------


     A.  Property and Lease.  Landlord is the owner of real property in Clark
         ------------------
County, Nevada, described in Exhibit "A" attached hereto and by this reference incorporated herein (the "Premises"). Landlord and Gold Coast Hotel and Casino, a Nevada limited partnership ("Lessee") were parties to a Lease dated October 1, 1995 relating to the Premises (the "Lease").


     B.  Reorganization.  Lessee and Barbary Coast Hotel and Casino, a Nevada
         --------------
general partnership, have reorganized in a transaction (the "Reorganization") in which (i) the assets of Lessee became the assets of Coast Resorts, Inc., a Nevada corporation ("Resorts") and (ii) Resorts transferred and assigned those assets to Tenant in capitalization of Tenant.


     C.  Notes.  It is anticipated that Trustee will be the trustee under an
         -----
Indenture (the "Indenture"), by and among Tenant as issuer, Resorts as guarantor, Coast West, Inc., a Nevada corporation, as guarantor, and Trustee, pursuant to which Tenant will issue 10 7/8% First Mortgage Notes due 2001 (the "Notes") in a total principal amount of SIXTEEN MILLION EIGHT HUNDRED THOUSAND DOLLARS ($16,800,000.00).


     D.  Obligations.  In accordance with the anticipated requirements of the
         -----------
Indenture, and as security for the Notes and other obligations of Tenant under the Indenture (the "Obligations"), Tenant intends to execute as trustor and deliver to Trustee, a Leasehold Deed of Trust, Security Agreement and Assignment of Rents and Leases (the "Deed of Trust") encumbering Tenant's leasehold interest in the Premises and the Lease. As additional security for the obligations, Tenant intends to grant to Trustee a security interest in Tenant's inventory, equipment and other personal property now or hereafter located on the Premises (the "Personal Property").


     E.  Reliance.  Landlord acknowledges and understands that Tenant, Resorts
         --------
and Trustee, on behalf of the holders of Notes, will rely upon the provisions set forth in this Agreement.

                                 CONSENT AND AGREEMENT
                                 ---------------------

     In consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

     1.  Consent to Deed of Trust.  Landlord hereby consents to Tenant's grant
         ------------------------
to Trustee of a lien on Tenant's leasehold interest in the Premises pursuant to the terms of the Deed of Trust. Landlord agrees that the provisions of Paragraphs 3 through 10 below shall take effect upon the recording of the Deed of Trust. Those provisions shall be for the benefit of Trustee, any successor Trustee and the holders of the Notes and shall not inure to the benefit of any other lender, person or entity without Landlord's prior written approval. Those provisions shall expire and become null and void upon (i) full and complete discharge of the obligations secured by the Deed of Trust, (ii) a full reconveyance of the Deed of Trust or (iii) a Foreclosure Transfer (as defined in Paragraph 5).

     2.  Status of Lease.  Landlord certifies that to the best of Landlord's
         ---------------
knowledge, (i) the Lease is in full force and effect, (ii) no amendment has been made to the Lease, (iii) no default exists sunder the Lease and (iv) rent and other charges have been paid to the extent payable and have not been prepaid more than one year in advance.

     3.  Personal Property.  The Personal Property shall not be deemed to be a
         -----------------
fixture or part of the underlying real estate but shall at all times be considered personal property. Landlord waives and relinquishes any landlord's lien, all rights of levy or constraint, security interest or other interest that Landlord may now or hereafter have in any of the Personal Property, whether for rent or otherwise; provided, however, that nothing in the foregoing shall constitute a waiver or release by Landlord of any right or Interest of Landlord in the real property being leased by Landlord under the Lease or the building and site improvements located on that property. Landlord agrees that Trustee, at its option, may enter the Premises for the purpose of repossessing, removing, selling or otherwise dealing with the Personal Property, and such license shall be irrevocable and shall continue without charge for a period of ninety (90) days after the receipt by Trustee of written notice from Landlord directing removal of the Personal Property.

     4.  Notice and Cure Rights.  No notice from Landlord shall be effective
         ----------------------
unless it is also given to Trustee. Any notice of default shall state the nature of the default and shall specify the amounts of rent or other payments claimed to be in default. In the event of a default by Tenant under the Lease, Landlord shall accept any curative acts undertaken by or at the instigation of Trustee as if undertaken by Tenant. Trustee shall be given notice of any arbitration or other proceeding or dispute between Landlord and Tenant and shall have the right to intervene therein and be made a party thereto. Further, Trustee shall receive notice, and a copy, of any award or decision made in such arbitration or other proceeding. If Landlord shall elect to terminate the Lease by reason of any default of Tenant, Trustee shall have the rights set forth in Exhibit "B" attached hereto and by this reference incorporated herein.

     5.  Assignment.  Tenant's interest in the Lease may be assigned,
         ----------
transferred or conveyed pursuant to judicial or non-judicial foreclosure or a conveyance in lieu of foreclosure (a "Foreclosure Transfer"). If Trustee is the transferee under a Foreclosure Transfer, Trustee may assign the Lease without Landlord's prior written consent, but if the Lease is so assigned by Trustee, and Landlord's prior written consent is either not sought by Trustee or is sought by Trustee but reasonably withheld by Landlord, Trustee shall be and remain jointly and severally liable with the assignee for any and all liability arising or accruing under the Lease after the date of such assignment, including the obligation to pay rent under the Lease. If Trustee is the transferee under a Foreclosure Transfer and Trustee obtains Landlord's prior written consent to assignment of the Lease as provided in the Lease, or if Trustee seeks Landlord's prior written consent and Landlord unreasonably withholds that consent, then upon such assignment, Trustee shall thereupon be released from all prospective liability as tenant under the Lease from and after the date of such assignment so long as (but only so long as) the assignee executes, acknowledges and delivers to Landlord an instrument in writing by which assignee expressly assumes all of the obligations, terms and conditions of the Lease. Notwithstanding anything in the foregoing to the contrary, a Foreclosure Transfer shall not operate to release Tenant from any liability of Tenant under the Lease, and a Foreclosure Transfer shall not operate to release Trustee from any liability as tenant under the Lease for any period during which Trustee has the right to possession of the Premises.

     6.    INTENTIONALLY OMITTED
           ---------------------

     7.  Amendment to Lease and Mortgage by Landlord.  The cancellation,
         -------------------------------------------
surrender or amendment of the Lease by Tenant shall not be effective without the prior written consent of Trustee.

     8.  Insurance and Condemnation Proceeds.  Notwithstanding any provisions of
         -----------------------------------
the Lease to the contrary, any insurance or condemnation proceeds payable to Tenant or the Trustee as a result of damage, destruction or condemnation of any portion of the property or improvements thereto shall be paid to the respective parties in order of priority, for handling in accordance with the terms of the Deed of Trust, up to the amount of the obligations secured by the Deed of Trust. Any remaining proceeds shall be distributed as provided in the Lease. Landlord and Tenant shall not enter into any settlement or adjustment relating to such proceeds without the prior written consent of the Trustee. Nothing in the foregoing is intended to diminish or otherwise affect the amount of condemnation or insurance proceeds payable to Landlord pursuant to the Lease or to diminish or otherwise affect the amount of condemnation or insurance proceeds that would be payable to or for the benefit of Tenant under the Lease absent the Deed of Trust.

     9.  No Merger.  If Tenant acquires the fee estate in the Promises, the Deed
         ---------
of Trust shall not merge out of existence but instead shall be, become and continue as an encumbrance of the entire interests of Tenant in the Premises.

     10.  Estoppel Certificates.  Within fifteen (15) days after written request
          ---------------------
by Tenant or Trustee, Landlord shall deliver to the requesting party (and any other party identified by the requesting party) an estoppel certificate signed by Landlord in form reasonably designated by the requesting party that certifies as to (i) the rent payable under the Lease, (ii) the term of the Lease and the rights of Tenant, if any, to extend the term of the Lease, (iii) the nature of any defaults by Tenant alleged by Landlord and (iv) any other matters reasonably requested by the requesting party. Within 15 days after written request by Landlord or Trustee, Tenant shall deliver to the requesting party an estoppel certificate signed by Tenant in form reasonably designated by Landlord or Trustee that certifies as to (i) the rent payable under the Lease, (ii) the nature of any defaults by Landlord alleged by Tenant and (iii) any other matters reasonably requested by Landlord.

     11.  Miscellaneous.  This Agreement may not be changed or terminated orally
          -------------
and is binding upon, and inures to the benefit of, the parties hereto and each of their respective successors and assigns. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada. This Agreement may be executed in counterparts.

     IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Consent and Landlord-Mortgagee Agreement to be effective as of the day and year first above written.

     THE TIBERTI COMPANY, a Nevada       FIRSTAR BANK OF MINNESOTA, general
partnership                              N.A., as Trustee


     By  /s/  J. Tito Tiberti            By  /s/ Frank Leslie, III
        ----------------------             --------------------------
     Name:  J. TITO TIBERTI              Name:  Frank Leslie, III
     Title: Managing Partner             Title: Vice President


     COAST HOTELS AND CASINOS,
     INC., a Nevada corporation


     By  /s/ Michael Gaughan
        ------------------------
        MICHAEL GAUGHAN, Chairman
        of the Board and Chief Executive
        Officer

STATE OF NEVADA )
                )  ss:
COUNTY OF CLARK )


     This instrument was acknowledged before me on __________, 199_ by J. TITO TIBERTI as Managing Partner of THE TIBERTI COMPANY, a Nevada general partnership.



                              _______________________________
                              NOTARY PUBLIC



STATE OF ______________)
                       ) ss:
COUNTY OF _____________)


     This instrument was acknowledged before me on __________, 199_ by __________ _________________ as _____________ of FIRSTAR BANK OF MINNESOTA, N.A.
as Trustee.

                              _______________________________
                              NOTARY PUBLIC


STATE OF _________)
                  )  ss.:
COUNTY OF_________)


     This instrument was acknowledged before me on ________________, 199_ by MICHAEL GAUGHAN as Chairman of the Board and Chief Executive Officer of COAST HOTELS AND CASINOS, INC., a Nevada corporation.


                              _______________________________
                              NOTARY PUBLIC

                                 EXHIBIT "A"


The East Half (El/2) of the Southwest Quarter (SW1/4) of Section 19, Township 21 South, Range 61 East, M.D.B. & M.

EXCEPTING THEREFROM the Southerly 50 feet as granted to the County of Clark for road, utilities and other public purposes by Document No. 444500, recorded July 7, 1964.

FURTHER EXCEPTING THEREFROM the West Thirty feet (30.00') of said land, together with that certain spandrel area in the Southwest corner thereof, also being the Northeast corner of the intersection of Tropicana Avenue and Cameron Street, bounded as follows: on the South by the North line of the South Fifty feet (50.00'); on the West by the East line of the West Thirty feet (30.00'); and on the Northeast by the arc of a curve concave Northeasterly, having a radius of Twenty-five feet (25.00') and being tangent to the North line of said South Fifty feet (50.00') and to the East line of said West Thirty feet (30.00').

FURTHER EXCEPTING THEREFROM the East Forty feet (40.00') of said land, together with that certain spandrel area in the Southeast corner thereof, also being the Northwest corner of the intersection of Tropicana Avenue and Arville Street, bounded as follows: On the East. by the West line of the East Forty feet (40.00'); on the South by the North line of the South Fifty feet (50.00'); and on the Northwest by the arc of a curve concave Northwesterly, having a radius of Twenty-five feet (25.00') and being tangent to the West line of said East Forty feet (40.00'); and to the North line of said South Fifty feet (50.00').

FURTHER EXCEPTING THEREFROM the North Thirty feet (30.00'), together with that spandrel area in the Northwest corner thereof, also being the Southeast corner of the intersection of Cameron Street and Harmon Avenue, bounded as follows: On the North by the South line of the North Thirty feet (30.00'); on the West by the East line of the West Thirty feet (30.00'); and on the Southeast by the arc of a curve concave to the Southeast having a radius of Twenty feet (20.00') and being tangent to the South line of said North Thirty feet (30.00') and to the East line of said West Thirty feet (30.00'); also together with that other spandrel area in the Northeast corner thereof being the Southwest corner of the intersection of Harmon Avenue and Arville Street, bounded as follows: on the North by the South line of the North Thirty feet (30.00'); on the East by the East line of the Southwest Quarter (SW1/4) of Section 19; and on the Southwest by the arc of a curve concave to the Southwest having a radius of Twenty-five feet (25.001) and being tangent to the South line of said North Thirty feet (30.00') and to the West line of the East Forty feet (40.00') and on the South side by the prolongation of a line radial to the curve's point of tangency with the West line of the East Forty feet (40.00'), as conveyed to Clark County for roads and other public purposes by Deed recorded October 21, 1976 as Document No. 630256 and by Deed recorded May 23, 1978 as Document No. 850472 and by Deed recorded February 27, 1986 in Book 860227 as Document No. 00275 and by Deed recorded February 25, 1989 in Book 890225 as Document Nos. 00659 and 00660 and by Deed recorded December 7, 1990 in Book 901207 as Document Nos. 00731 and 00732 of Official Records, Clark County, Nevada.

FURTHER EXCEPTING THEREFROM that portion conveyed to Clark County by Grant, Bargain, Sale Deed recorded November 21, 1996 as Document No. 1951 of Official Records, Clark County, Nevada. More particularly described as follows:

The East Half (E 1/2) of the Southwest Quarter (SW 1/4) of Section 19, Township 21 South, Range 61 East, M.D.M., Clark County, Nevada.

COMMENCING at the centerline intersection of Tropicana Avenue and Cameron Street, thence North 89 degrees 53' 40" East, 370.62 feet to a point on the centerline of Tropicana Avenue, thence North 00 degrees 06' 20" West, 50.00 feet to a point on the existing Northern right-of-way line of Tropicana Avenue, also being the TRUE POINT OF BEGINNING; thence North 00 degrees 06' 20" West, 14.00 feet to a point; thence North 89 degrees 53' 40" East, 120.76 feet to a point on a curve, radius point of said curve is located South 00 degrees 06' 20" East,
266.00 feet from the previous point; thence on a curve to the right, subtending a central angle of 13 degrees 10' 25", and having a radius of 266.00 feet along said curve an arc length of 61.16 feet to a point of compound curvature of a curve to the left. Thence along said curve to the left, subtending a central angle of 13 degrees 10' 25", and having a radius of 266.00 feet an arc length of
61.16 feet to a point of curve located on the existing right-of-way of Tropicana Avenue, thence south 89 degrees 53' 40" West, 242.00 feet to the TRUE POINT OF BEGINNING.

The East Half (E 1/2) of the Southwest Quarter (SW 1/4) of Section 19, Township 21 South, Range 61 East, M.D.M., Clark County, Nevada.

COMMENCING at the centerline intersection of Tropicana Avenue and Cameron Street, thence North 89 degrees 53' 40" East, 572.62 feet to a point on the centerline of Tropicana Avenue, thence North 00 degrees 06 ' 20" West, 50.00 feet to a point on the existing Northern right-of-way of Tropicana Avenue, also being the TRUE POINT OF BEGINNING; thence North 00 degrees 06' 20" West, 12.00 feet, thence North 89 degrees 53' 40" East, 108.50 feet to a point of curve, radius point of said curve is located South 00 degrees 06' 20" East, 300.00 feet, from the previous point; thence on a curve to the right, subtending a central angle of 11 degrees 29' 50", and having a radius of 300.00 feet along said curve an arc length of 60.20 feet to a point of compound curvature of a curve to the left; subtending a central angle of 12 degrees 28' 13", and having a radius of 300.00 feet, along said curve an arc length of 65.29 feet to a point of curve on the existing right-of-way of Tropicana Avenue; thence South 89 degrees 53' 40" West, 233.19 feet to the TRUE POINT OF BEGINNING.

The East Half (E 1/2) of the Southwest Quarter (SW 1/4) of Section 19, Township 21 South, Range 61 East, M.D.M., Clark County, Nevada.

COMMENCING at the centerline intersection of Tropicana Avenue and Cameron Street, thence North 89 degrees 53' 40" East, 1087.48 feet to a point on the centerline of Tropicana Avenue, thence North 00 degrees 06' 20" West, 50.00 feet to the TRUE POINT OF BEGINNING, located on the existing Northern right-of-way line of Tropicana Avenue, thence North 00 degrees 06' 20" West, 14.00 feet; thence North 89 degrees 53' 40" East, 6.23 feet to a point of curve; radius point of said curve is located South 00 degrees 06' 20" East, 266.00 feet from the previous point; thence along a curve to the right subtending a central angle of 13 degrees 10' 25", and having a radius of
266.00 feet, an arc length of 61.16 feet to a point of compound curvature of a curve to the left; thence along said curve to the left, subtending a central angle of 13 degrees 10' 25", and having a radius of 266.00 feet, an arc length of 61.16 feet to a point on the existing Northern right-of-way of Tropicana Avenue; thence South 89 degrees 53' 40" West, 127.47 feet to the TRUE POINT OF BEGINNING.

The East Half (E 1/2) of the Southwest Quarter (SW 1/4) of Section 19, Township 21 South, Range 61 East, M.D.M., Clark County, Nevada.

COMMENCING at the centerline intersection of Tropicana Avenue and Arville Street; thence North 00 degrees 39' 24" West, 75.63 feet to a point on the centerline of Arville Street; thence South 89 degrees 20' 36" West, 40.00 feet to a point of curve; also being the TRUE POINT OF BEGINNING, on the existing Western right-of-way line of Arville Street, radius point of said curve is located South 89 degrees 20' 36" West, 25.00 feet; from the previous point, thence on a curve to the right, subtending a central angle of 90 degrees 33' 04", and having a radius of 25.00 feet, an arc length of 39.51 feet to a point of curve on the existing Northern right-of-way of Tropicana Avenue; thence South 89 degrees 53' 40" West, 13.00 feet, continuing along the existing Northern right-of-way line of Tropicana Avenue to a point of curve; radius point of said curve is located North 00 degrees 06' 20" West, 25.00 feet from the previous point; thence on a curve to the left subtending a central angle of 90 degrees 33' 04", and having a radius of 25.00 feet, an arc length of 39.51 feet to a point of curve; thence North 00 degree 39' 24" West, 407.97 feet to a point of curve; radius point of said curve is located North 89 degrees 20' 36" East,
205.00 feet from the previous point; thence along a curve to the right subtending a central angle of 08 degrees 01' 57", and having a radius of 205.00 feet, an arc length of 28.74 feet to a point; thence North 07 degrees 22' 33" East, 64.95 feet to a point of curve; radius point of said curve is located North 82 degrees 37' 27" West, 195.00 feet from the previous point; thence along a curve to the left, subtending a central angle of 08 degrees 01' 57", and having a radius of 195.00 feet an arc length of 27.34 feet to a point of curve on the existing Western right-of-way of Arville Street; thence South 00 degrees 39' 24" East, 528.30 feet to the TRUE POINT OF BEGINNING.

                                 EXHIBIT "B"
                                 -----------

     If Landlord shall elect to terminate the Lease by reason of any default of Tenant, prior to doing so, Landlord agrees to give notice of such election to Tenant and Trustee, specifying the default or defaults of Tenant resulting in such termination and further agrees as follows:

     (a) Trustee may nullify any notice of termination by curing such default prior to the effective date of termination.

     (b) With respect to a termination resulting only from a default or defaults which Trustee reasonably can cure, Trustee may nullify any such notice of termination by doing all of the following:

         (i) Curing or causing to be cured, within forty-five (45) days of such notice, any monetary defaults and any other defaults which are capable of cure within 45 days; and

         (ii) Within 45 days of such notice, commencing to cure or causing the commencement of cure of any other default and thereafter diligently pursuing such cure to completion; and

         (iii) During any cure period, paying or causing to be paid any rent and other monetary obligations of Tenant under the Lease of which Trustee has knowledge, as the same fall due.

     (c) With respect to a termination resulting, in whole or in part, from a default or defaults of Tenant which Trustee cannot reasonably cure, Trustee may postpone and extend the specified date for such termination as fixed by Landlord in its notice of termination, for a period of not more than ninety (90) days; provided that Trustee shall agree with Landlord (by giving a notice to that effect to Landlord) before the effective date of termination, to accomplish the following within the times hereinafter provided and shall, in fact, accomplish the following in a timely manner:

         (i) cure or cause to be cured within forty-five (45) days of such notice any then-existing monetary defaults of which Trustee has knowledge;

         (ii) pay or cause to be paid during such 90-day period (as it may be extended as provided below) any rent and other monetary obligations of Tenant under the Lease of which Trustee has knowledge, as the same fall due;

         (iii) promptly cure or cause to be cured any other defaults that Trustee can cure and of which Trustee has knowledge;

          (iv) take steps to acquire or sell Tenant's interest in the Lease by foreclosure of the Deed of Trust or otherwise; provided that the time period for commencement of such steps shall be extended one day for each day that Trustee is under any statutory or judicial restraint precluding the taking of such steps; and

          (v) prosecute to completion with reasonable diligence the steps commenced pursuant to the preceding clause.

If, at the end of such 90-day period (as it may be extended), Trustee shall be actively engaged in steps to acquire or sell Tenant's interest in the Lease and is in compliance with the other conditions met forth in clauses (i) through (v) above, including the payment of all rent and other monetary obligations of Tenant as they fall due, the time for completion of such steps shall be further extended upon the name conditions for such period as shall be reasonably necessary to complete such steps with reasonable diligence so long as, but only so long an Trustee continues to timely pay or cause to be paid all rent and other monetary obligations of Tenant as they fall due. If Tenant's interest is acquired or sold by foreclosure of the Deed of Trust or otherwise during such 90-day period (as it may be extended), the intended termination of the Lease by Landlord under the subject notice will be automatically nullified, and the Lease will continue an if the notice of termination had never been given so long as Trustee has complied with the conditions met forth In clauses (i) through (v) above and has commenced and in diligently pursuing the cure of all defaults which Trustee can reasonably cure.

     (d) if the Lease, without the consent of Trustee, is terminated for any reason before the end of its stated term, as such stated term may be extended, then Landlord shall, upon written request from Trustee made within sixty (60) days after such termination, enter into a new lease of the Premises with Trustee. The new lease shall be on the same terms and conditions as the Lease (including without limitation any rights or options to extend the term of the Lease or acquire the Premises) and shall have the same priority as the Lease.
Landlord': obligation to enter into such a new lease shall be conditioned upon the following: (i) Trustee shall have cured all monetary defaults and commenced, and diligently prosecuted, the cure of all reasonably curable nonmonetary defaults and (ii) Trustee shall reimburse Landlord for all reasonable costs and expenses incurred in entering into such new lease.

                                 EXHIBIT 3

        (Landlord-Mortgagee Agreement Executed by Nevada Power Company
                         Regarding Parking Lot Lease)

                                    CONSENT
                                    -------
                                      and
                         LANDLORD-MORTGAGEE AGREEMENT
                         ----------------------------

     THIS CONSENT AND LANDLORD-MORTGAGEE AGREEMENT ("Agreement") is dated and made effective as of November 21, 1997 and is entered into by and between FIRSTAR BANK OF MINNESOTA, N.A. (the "Trustee"), NEVADA POWER COMPANY, a Nevada Corporation ("Landlord") and COAST HOTELS AND CASINOS, INC., a Nevada corporation ("Tenant").

                                 RECITALS
                                 --------

     A.  Property and Lease.  Landlord is the owner of real property in Clark
         ------------------
County, Nevada, described in Exhibit "A" attached hereto and by this reference incorporated herein (the "Premises"). Landlord and Barbary Coast Hotel and Casino, a Nevada general partnership ("Lessee") were parties to a Lease dated November 1, 1982 relating to the Premises (the "Lease").

     B.  Reorganization.  Lessee and Gold Coast Hotel and Casino, a Nevada
         --------------
limited partnership, have reorganized in a transaction (the Reorganization) in which (i) the assets of Lessee became the assets of Coast Resorts,.Inc., a Nevada corporation ("Resorts") and (ii) Resorts transferred and assigned those assets to Tenant in capitalization of Tenant.

     C.  Notes.  It is anticipated that Trustee will be the trustee under an
         -----
Indenture (the "Indenture"), by and among Tenant as issuer, Resorts as guarantor, Coast West, Inc., a Nevada corporation, as guarantor, and Trustee, pursuant to which Tenant will issue 10 7/8% First Mortgage Notes due 2001 (the "Notes") in a total principal amount of SIXTEEN MILLION EIGHT HUNDRED THOUSAND DOLLARS ($16,800,000.00).

     D.  Obligations.  In accordance with the anticipated requirements of the
         -----------
Indenture, and as security for the Notes and other obligations of Tenant under the Indenture (the "Obligations"), Tenant intends to execute as trustor and deliver to Trustee, a Leasehold Deed of Trust, Security Agreement and Assignment of Rents and teases (the "Deed of Trust") encumbering Tenant's leasehold interest in the Premises and the Lease. As additional security for the obligations, Tenant intends to grant to Trustee a security interest in Tenant's inventory, equipment and other personal property now or hereafter located on the Premises (the "Personal Property").

     E.  Reliance.  Landlord acknowledges and understands that Tenant, Resorts
         --------
and Trustee, on behalf of the holders of Notes, will rely upon the provisions set forth in this Agreement.

                                 CONSENT AND AGREEMENT
                                 ---------------------

     In consideration of the foregoing recitals and other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

     1.  Consent to Deed of Trust.  Landlord hereby consents to Tenant's grant
         ------------------------
to Trustee of a lien on Tenant's leasehold interest in the ,Premises pursuant to the terms of the Deed of Trust. Landlord agrees that the provisions of Paragraphs 3 through 10 below shall take effect upon the, recording of the Deed of Trust. Those provisions shall be for the benefit of. Trustee, any successor Trustee and the holders of the Notes.

     2.  Status of Lease.  Landlord certifies that to the best of Landlord's
         ---------------
knowledge, (i) the Lease is in full force and effect, (ii) no amendment has been made to the Lease, (iii) no default exists sunder the Lease and (iv) rent and other charges have been paid to the extent payable and have not been prepaid more than one year in advance.

     3.  Personal Property.  The Personal Property shall not be deemed to be a
         -----------------
fixture or part of the underlying real estate but shall at all times be considered personal property. Landlord waives and relinquishes any landlord's lien, all rights of levy or constraint, security interest or other interest that Landlord may now or hereafter have in any of the Personal Property, whether for rent or otherwise; provided, however, that nothing in the foregoing shall constitute a waiver or release by Landlord of any right or interest of Landlord in the real property being leased by Landlord under the Lease or the site improvements located on that property. Landlord agrees that Trustee, at its option, may enter the Premises for the purpose of repossessing, removing, selling or otherwise dealing with the Personal Property, and such license shall be irrevocable and shall continue without charge for a period of ninety (90) days after the receipt by Trustee of written notice from Landlord directing removal of the Personal Property.

     4.   Notice and Cure Rights.  No notice from Landlord shall be effective
          ----------------------
unless it is also given to Trustee. Any notice of default shall state the nature of the default and shall specify the amounts of rent or other payments claimed to be in default. In the event of a default by Tenant under the Lease, Landlord shall accept any curative acts undertaken by or at the instigation of Trustee as if undertaken by Tenant. Trustee shall be given notice of any arbitration or other proceeding or dispute between Landlord and Tenant and shall have the right to intervene therein and be made a party thereto. Further, Trustee shall receive notice, and a copy, of any award or decision made in such arbitration or other proceeding. If Landlord shall elect to terminate the Lease by reason of any default of Tenant, Trustee shall have the rights set forth in Exhibit "B" attached hereto and by this reference incorporated herein.

     5.  Assignment.  Tenant's interest in the Lease may be assigned,
         ----------
transferred or conveyed pursuant to judicial or non-judicial foreclosure or a conveyance in lieu of foreclosure (a "Foreclosure Transfer"). If Trustee is the transferee under a Foreclosure Transfer, Trustee may assign the Lease without Landlord's prior written consent, but if the Lease is so assigned by Trustee, and Landlord's prior written consent is either not sought by Trustee or is sought by

Trustee but reasonably withheld by Landlord, Trustee shall be and remain jointly and severally liable with the assignee for any and all liability arising or accruing under the Lease after the date of such assignment, including the obligation to pay rent under the Lease. If Trustee is the transferee under a Foreclosure Transfer and Trustee obtains Landlord's prior written consent to assignment of the Lease as provided in the Lease, or if Trustee seeks Landlord's prior written consent and Landlord unreasonably withholds that consent, then upon such assignment, Trustee shall thereupon be released from all prospective liability as tenant under the Lease from and after the date of such assignment so long as (but only so long as) the assignee executes, acknowledges and delivers to Landlord an instrument in writing by which assignee expressly assumes all of the obligations, terms and conditions of the Lease. Notwithstanding anything in the foregoing to the contrary, a Foreclosure Transfer shall not operate to release Tenant from any liability of Tenant under the Lease, and a Foreclosure Transfer shall not operate to release Trustee from any liability as tenant under the Lease for any period during which Trustee has the right to possession of the Premises.

     6.   INTENTIONALLY OMITTED
          ---------------------

     7.  Amendment to Lease and Mortgage by Landlord.  The cancellation,
         -------------------------------------------
surrender or amendment of the Lease by Tenant shall not be effective without the prior written consent of Trustee.

     8.  Insurance and Condemnation Proceeds.  Notwithstanding any provisions of
         -----------------------------------
the Lease to the contrary, any insurance or condemnation proceeds payable to Tenant or the Trustee as a result of damage, destruction or condemnation of any portion of the property or improvements thereto shall be paid to the respective parties in order of priority, for handling in accordance with the terms of the Deed of Trust, up to the amounts of the obligations secured by the Deed of Trust. Any remaining proceeds shall be distributed as provided in the Lease. Landlord and Tenant shall not enter into any settlement or adjustment relating to such proceeds without the prior written consent of the Trustee. Nothing in the foregoing is intended to diminish or otherwise affect the amount of condemnation or insurance proceeds payable to Landlord pursuant to the Lease or to diminish or otherwise affect the amount of condemnation or insurance proceeds that would be payable to or for the benefit of Tenant under the Lease absent the Deed of Trust.

     9.   No Merger.  If Tenant acquires the fee estate in the Premises, the
          ---------
Deed of Trust shall not merge out of existence but instead shall be, become and continue as an encumbrance of the entire interests of Tenant in the Premises.

     10.  Estoppel Certificates.  Within fifteen (15) days after written request
          ---------------------
by Tenant or Trustee, Landlord shall deliver to the requesting party (and any other party identified by the requesting party) an estoppel certificate signed by Landlord in form reasonably designated by the requesting party that certifies as to (i) the rent payable under the Lease, (ii) the term of the Lease and the rights of Tenant, if any, to extend the term of the Lease, (iii) the nature of any defaults by

Tenant alleged by Landlord and (iv) any other matters reasonably requested by the requesting party. Within 15 days after written request by Landlord or Trustee, Tenant shall deliver to the requesting party an estoppel certificate signed by Tenant in form reasonably designated by Landlord or Trustee that certifies as to (i) the rent payable under the Lease, (ii) the nature of any defaults by Landlord alleged by Tenant and (iii) any other matters reasonably requested by Landlord.

     11.  Miscellaneous.  This Agreement may not be changed or terminated orally
          -------------
and is binding upon, and inures to the benefit of, the parties hereto and each of their respective successors and assigns. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada. This Agreement may be executed in counterparts.

     IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Consent and Landlord-Mortgagee Agreement to be effective as of the day and year first above written.


     NEVADA POWER COMPANY,            FIRSTAR BANK OF MINNESOTA, NATIONAL
     a Nevada corporation             N.A.,as Trustee.



     By /s/ Richard L. Hinckley       By /s/ Frank Leslie, III
        ---------------------------     ----------------------------
     Name:   Richard l. Hinckley      Name:  Frank Leslie, III
     Title:  Vice President           Title: Vice President


     COAST HOTELS AND CASINOS,
     INC., a Nevada corporation


     By /s/ Michael Gaughan
        ----------------------------
        MICHAEL GAUGHAN,
        Chairman of the Board and
        Chief Executive Officer

STATE OF NEVADA )
                )  ss:
COUNTY OF CLARK )


     This instrument was acknowledged before me on __________, 199_ by __________ __________________ as __________________ of NEVADA POWER COMPANY, a
corporation.


                              _______________________________
                              NOTARY PUBLIC


STATE OF ______________)
                       ) ss:
COUNTY OF  ____________)


     This instrument was acknowledged before me on __________, 199_ by __________ _________________ as _____________ of FIRSTAR BANK OF MINNESOTA, N.A.
as Trustee.



                              _______________________________

                              NOTARY PUBLIC



STATE OF NEVADA )
                )  ss.:
COUNTY OF ______)


     This instrument was acknowledged before me on ________________, 199_ by MICHAEL GAUGHAN as Chairman of the Board and Chief Executive Officer of COAST HOTELS AND CASINOS, INC., a Nevada corporation.


                              _______________________________
                              NOTARY PUBLIC

                                 EXHIBIT "A"


     A strip of land Two Hundred (200) feet wide along the North line of the Northwest Quarter (NW1/4) of Section Twenty-one (21), Township Twenty-one (21) South of Range Sixty-one (61) East of the M.D.B. & M., particularly described as beginning at the Northwest corner of Section Twenty-one (21); thence East along the North line of said Section to the Northeast corner of the Northwest Quarter (NW114) of said Section; thence South at right angles Two Hundred (200) feet; thence West parallel with the North line of said Section to the West line thereof; thence North Two Hundred (200) feet to the Place of Beginning.

     EXCEPTING THEREFROM that portion of the Northwest Quarter (NWI/4) of the Northwest Quarter (NW1/4) of Section 21, Township 21 South, Range 61 East, M.D.M., described as follows:

     COMMENCING at the Northwest (NW) corner of said Section 21, South 88 degrees 05' 38" East along the North line of said Section 21, a distance of
155.55 feet to a point on the East line of U.S. Highway No. 91, as conveyed by the Southern Nevada Power Company to the State of Nevada by Deed recorded January 23, 1943 as Document No. 159436, Clark County, Nevada Records, the true point of beginning; thence South 00" 02' East along the said East line, a distance of 200.11 feet to a point; thence South 88 degrees 05' 38" East parallel to the said North line, a distance of 500.00 feet to a point; thence North 00 degrees 02' West parallel to the said East line, a distance of 200.11 feet to a point on the said North line; thence North 88 degrees 05' 38" West along the said North line, a distance of 500.00 feet to the TRUE POINT OF BEGINNING.

     Also, a portion of the North 200 feet of the Northwest Quarter (NW1/4) of the Northwest Quarter (NW1/4) of Section 21, Township 21 South, Range 61 East, M.D.M., and being a portion of that certain right-of-way (150 feet wide) granted to the State of Nevada by Southern Nevada Power Co. on January 23, 1943 and recorded as Document No. 159436 in Book 43 of Deeds, Pages 191 and 192, Clark County, Nevada Records. The parcel of land to be conveyed is that portion of the above referred to right-of-way described as follows, to-wit:

     Being all of the aforementioned right-of-way lying right or Easterly of a line located 50.00 feet right or Easterly of and parallel to the "0" line centerline of U.S. Highway 91 (S.R.6) as staked and constructed in 1951 and lying right or Easterly of Highway Engineer's Station "0" 934, approximately to Highway Engineer's Station "0" 936, approximately, and being that parcel remised, released and quitclaimed unto the Southern Nevada Power Co. by the State of Nevada, by Quitclaim Deed dated December 20, 1957 and recorded January 10, 1958 as Document No. 122228, official Records, Book No. 149, Clark County, Nevada.

     FURTHER EXCEPTING THEREFROM the interest in and to the South 40 feet of the hereinabove described parcel of land as conveyed to the County of Clark for road purposes by Deed recorded September 9, 1953 as Document No. 413334, Official Records of Clark County, Nevada.

     FURTHER EXCEPTING THEREFROM the Northerly Ten (10) feet of the Southerly Fifty (50) feet, together with that certain radius in the Southwest corner thereof bounded as follows: on the West side by the East line of U.S. Highway 91, on the South side by the North line of the South 50.00 feet and on the Northeast side by the arc of a circle concave to the Northeast having a radius of 25.00 feet that is tangent to the East line of U.S. Highway 91 and tangent to the North line of said South 50.00 feet as conveyed to the County of Clark by Deed recorded November 6, 1985 in Book 2213 as Document No. 2172026.

     FURTHER EXCEPTING THEREFROM that portion of land as conveyed to the state of Nevada by Final Order of Condemnation recorded May 30, 1995 in Book 950530 as Document

No. 00882 of Official Records, Clark County, Nevada.

                                 EXHIBIT "B"
                                 -----------

     If Landlord shall elect to terminate the Lease by reason of any default of Tenant, prior to doing so, Landlord agrees to give notice of such election to Tenant and Trustee, specifying the default or defaults of Tenant resulting in such termination and further agrees as follows:

          (a) Trustee may nullify any notice of termination by curing such default prior to the effective date of termination.

          (b) With respect to a termination resulting only from a default or defaults which Trustee reasonably can cure, Trustee may nullify any such notice of termination by doing all of the following:

               (i) Curing or causing to be cured, within forty-five (45) days of such notice, any monetary defaults and any other defaults which are capable of cure within 45 days; and

               (ii) Within 45 days of such notice, commencing to cure or causing the commencement of cure of any other default and thereafter diligently pursuing such cure to completion; and

               (iii) During any cure period, paying or causing to be paid any rent and other monetary obligations of Tenant under the Lease of which Trustee has knowledge, as the same fall due.

          (c) With respect to a termination resulting, in whole or in part, from a default or defaults of Tenant which Trustee cannot reasonably cure, Trustee may postpone and extend the specified date for such termination as fixed by Landlord in its notice of termination, for a period of not more than ninety (90) days; provided that Trustee shall agree with Landlord (by giving a notice to that effect to Landlord) before the effective date of termination, to accomplish the following within the times hereinafter provided and shall, in fact, accomplish the following in a timely manner:

               (i) cure or cause to be cured within forty-five (45) days of such notice any then-existing monetary defaults of which Trustee has knowledge;

               (ii) pay or cause to be paid during such 90-day period (as it may be extended as provided below) any rent and other monetary obligations of Tenant under the Lease of which Trustee has knowledge, as the same fall due;

               (iii) promptly cure or cause to be cured any other defaults that Trustee can cure and of which Trustee has knowledge;

               (iv) take steps to acquire or sell Tenant's interest in the Lease by foreclosure of the Deed of Trust or otherwise; provided that the time period for commencement of such steps shall be extended one day for each day that Trustee is under any statutory or judicial restraint precluding the taking of such steps; and

               (v) prosecute to completion with reasonable diligence the steps commenced pursuant to the preceding clause.

               If, at the end of such 90-day period (as it may be extended), Trustee shall be actively engaged in steps to acquire or sell Tenant's interest in the Lease and is in compliance with the other conditions set forth in clauses (i) through (v) above, including the payment of all rent and other monetary obligations of Tenant as they fall due, the time for completion of such steps shall be further extended upon the same conditions for such period as shall be reasonably necessary to complete such steps with reasonable diligence so long as, but only so long as Trustee continues to timely pay or cause to be paid all rent and other monetary obligations of Tenant as they fall due. If Tenant's interest is acquired or sold by foreclosure, of the Deed of Trust or otherwise during such 90-day period (as it may be extended), the intended termination of the Lease by Landlord under the subject notice will be automatically nullified, and the Lease will continue as if the notice of termination had never been given so long an Trustee has complied with the conditions set forth in clauses (i) through (v) above and has commenced and is diligently pursuing the cure of all defaults which Trustee can reasonably cure.

          (d) If the Lease, without the consent of Trustee, is terminated for any reason before the end of its stated term, as such stated term may be extended, then Landlord shall, upon written request from Trustee made within sixty (60) days after such termination, enter into a now lease of the Premises with Trustee. The new lease shall be on the same terms and conditions as the Lease (including without limitation any rights or options to extend the term of the Lease or acquire the Premises) and shall have the same priority as the Lease. Landlord's obligation to enter into such a now lease shall be conditioned upon the following: (i) Trustee shall have cured all monetary defaults and commenced, and diligently prosecuted, the cure of all reasonably curable nonmonetary defaults and (ii) Trustee shall reimburse Landlord for all reasonable costs and expenses incurred in entering into such new lease.